UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10445
                                                     ---------------------

                 Nuveen Ohio Dividend Advantage Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: August 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report August 31, 2009

--------------------          --------------------        -------------------
NUVEEN MICHIGAN               NUVEEN OHIO                 NUVEEN OHIO
QUALITY INCOME                DIVIDEND ADVANTAGE          QUALITY INCOME
MUNICIPAL FUND, INC.          MUNICIPAL FUND 2            MUNICIPAL FUND, INC.
NUM                           NBJ                         NUO

--------------------          --------------------
NUVEEN OHIO                   NUVEEN MICHIGAN
DIVIDEND ADVANTAGE            DIVIDEND ADVANTAGE
MUNICIPAL FUND                MUNICIPAL FUND
NXI                           NZW

--------------------          --------------------
NUVEEN MICHIGAN               NUVEEN OHIO
PREMIUM INCOME                DIVIDEND ADVANTAGE
MUNICIPAL FUND, INC.          MUNICIPAL FUND 3
NMP                           NVJ

                                                                       AUGUST 09

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                                                        LOGO: NUVEEN INVESTMENTS

[PHOTO OF ROBERT P. BREMNER]

Chairman's Letter to Shareholders

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. In September 2009, Nuveen completed the refinancing at par of all the outstanding auction rate preferred shares issued by its taxable closed-end funds. For a variety of reasons, refinancing the remaining outstanding preferred shares issued by the municipal closed-end funds is taking longer but Nuveen is diligently pursuing a range of options to accomplish this. Please consult the Nuveen web site for the most recent information about the redemption of municipal auction rate preferred shares.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------
Robert P. Bremner
Chairman of the Board
October 20, 2009

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

Portfolio manager Daniel Close reviews key investment strategies and the six-month performance of the Nuveen Michigan and Ohio Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED AUGUST 31, 2009?

During this reporting period, municipal bonds prices generally rose as strong cash flows into municipal bond funds combined with tighter new issue supply to provide favorable supply and demand conditions.

Given the restricted new issue supply during the period, investment activity in these Funds was somewhat more limited than usual. One reason for the supply reduction was the introduction of the Build America Bond program. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. They provide municipal issuers with a federal subsidy equal to 35% of the security's interest payments, and therefore offer issuers an attractive alternative to traditional tax-exempt debt.

Overall, our purchases during this period focused on higher credit quality bonds, including general obligation issues in both Michigan and Ohio and revenue bonds such as water and sewer and non-AMT (alternative minimum tax) housing credits in Michigan. We also found selective opportunities to increase our credit exposure through the purchase of uninsured health care bonds in both states. Supply was especially plentiful in the health care sector, due to the fact that hospitals generally do not qualify for the Build America Bond program and so they therefore must continue to issue bonds in the tax-exempt municipal market. While these Funds have closed out their positions in Puerto Rico general obligation bonds, we remained positive on Puerto Rico sales tax credits, adding these A rated bonds to the portfolios of the Ohio Funds.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Cash for new purchases during this period was generated largely by bond calls. The Michigan Funds also took advantage of opportunities to sell a charter school issue, as well as a lower-rated hospital bond in NZW, due to our concerns about these two credits. In the Ohio Funds, we sold our position in a long-term care issue that was not performing in line with our expectations and some short-dated, high-quality securities at various times during the period in order to fund purchases.

We also found an opportunity to sell a holding from the three Michigan Funds that was purchased when yields were lower and replaced it with a similar credit that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while also strengthening their future income streams and generating a tax loss that can be used to offset capital gains.

We continued to use inverse floating rate securities(1) in all three of the Michigan Funds and added inverse floaters to the four Ohio Funds during the latter part of the period as a form of leverage. We employ inverse floaters for a variety of reasons, including duration(2) management and income enhancement. As of August 31, 2009, the inverse floaters remained in place in all of these Funds.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE* FOR PERIODS ENDED 8/31/09

                                                             SIX-MONTH   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------------------------
MICHIGAN FUNDS
NUM                                                              8.78%    5.72%    3.59%     5.86%
NMP                                                              8.19%    4.89%    3.49%     5.80%
NZW                                                             12.18%    5.86%    3.82%      N/A

Standard & Poor's (S&P) Michigan Municipal Bond Index(3)         6.17%    2.58%    3.46%     5.12%
Lipper Michigan Municipal Debt Funds Average(4)                 10.95%    4.43%    3.25%     5.81%

OHIO FUNDS
NUO                                                              9.35%    7.21%    3.98%     5.64%
NXI                                                              9.03%    7.33%    4.53%      N/A
NBJ                                                              9.94%    5.25%    3.64%      N/A
NVJ                                                              9.23%    7.63%    4.60%      N/A

Standard & Poor's (S&P) Ohio Municipal Bond Index(3)             9.56%    4.34%    3.47%     4.95%
Lipper Other States Municipal Debt Funds Average(5)             11.12%    4.53%    3.52%     5.56%

Standard & Poor's (S&P) National Municipal Bond Index(6)         6.49%    4.68%    4.00%     5.30%
Barclays Capital Municipal Bond Index(7)                         5.61%    5.67%    4.16%     5.40%
--------------------------------------------------------------------------------------------------

(1) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Standard & Poor's (S&P) Municipal Bond Indexes for Michigan and Ohio are unleveraged market value-weighted indexes designed to measure the performance of the investment-grade municipal bond markets in Michigan and Ohio, respectively. These indexes do not reflect any initial or on going expenses and are not available for direct investment.

(4) The Lipper Michigan Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-months, 7 funds; 1-year, 7 funds; 5-year, 7 funds; and 10-year, 4 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-months, 46 funds; 1-year, 46 funds; 5-year, 27 funds; and 10-year, 18 funds. The performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or on going expenses and is not available for direct investment.

(7) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses. An index is not available for direct investment.

                                                            Nuveen Investments 3

For the six months ended August 31, 2009, the cumulative returns on common share net asset value (NAV) for NUM, NMP, and NZW exceeded the return of the Standard & Poor's (S&P) Michigan Municipal Bond Index, and NBJ outperformed the S&P Ohio Municipal Bond Index, while the remaining three Ohio Funds lagged the S&P Ohio index by a slight margin. NZW outperformed the average return for the Lipper Michigan Municipal Debt Funds Average, while the other six Funds trailed the averages for their respective Lipper peer groups. All of the Funds outperformed the Standard & Poor's (S&P) National Municipal Bond Index and the Barclays Capital Municipal Bond Index.

These relatively strong performance results were achieved in economic and market environments that remained generally weak, particularly in Michigan.3The most recent data for gross domestic product (GDP) by state (2008) showed that Michigan's economy contracted at an annual rate of -1.5%, compared with a national annual growth rate of 0.7%, ranking Michigan 47th among the 50 states.3Ohio's annual GDP rate was -0.7%, placing it 45th. As of August 2009, Michigan had an unemployment rate of 15.2%, the highest in the nation and a 26-year high for the state, up from 12.0% six months earlier. In Ohio, the jobless rate in August 2009 was 10.8%, the most since October 1983, up from 9.5% in February 2009. Both rates were higher than August 2009's national unemployment rate of 9.7%. Much of the deterioration in economic growth and employment can be attributed to Michigan and Ohio's heavier dependence on the declining manufacturing sector, particularly the troubled auto industry, relative to the national average.

During this reporting period, key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure, sector allocations, and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page six.

As noted, municipal bonds generally performed well over this period. Bonds in the Barclays Capital Municipal Bond Index with maturities longer than 15 years, especially those with the longest maturities (22 years and or more), benefited the most in this environment. These bonds generally outperformed credits with shorter maturities, with bonds maturing in one to two years posting the weakest returns for the period. NUM, NMP, NZW, NUO, and NBJ had relatively smaller exposures to the underperforming shorter end of the yield curve, which was beneficial for their performances. In particular, NZW and NBJ, which had some of the longer durations among these Funds, were helped by their duration and yield curve positioning. In NVJ and--to a lesser extent--NXI, greater exposure to the shorter end of the curve caused duration and yield curve positioning to be relative negatives for performance.

4 Nuveen Investments

Demand increased for municipal bonds among both institutional and individual investors, especially for lower-rated credits, was driven by a variety of factors. These included concerns about possible tax increases, the need to rebalance portfolio allocations and growing appetite to assume additional risk. At the same time, the supply of new municipal paper declined and bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. All of the Michigan Funds were underweighted in the lower-rated credit categories, which hurt their returns during this performance period. The four Ohio Funds benefited from their relative underweighting of the AAA category and saw positive contributions from their exposure to BBB and lower-rated credits.

Holdings that generally contributed positively to the Funds' returns included industrial development revenue (IDR), health care and zero coupon bonds, all of which outperformed the overall municipal market during this period. NBJ, which had the largest allocations of IDR and health care bonds among these seven Funds, was particularly helped by the outstanding performance of the IDR sector. Bonds backed by the 1998 master tobacco settlement agreement also posted strong returns. As of August 31, 2009, the Ohio Funds' holdings of lower-rated tobacco bonds ranged from approximately 3% to 5% of total net assets, providing a meaningful contribution to performance. The Michigan Funds each held about 1% of their portfolios in tobacco bonds.

Pre-refunded(8) bonds, which often are backed by U.S. Treasury securities and which were one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was due primarily to their shorter effective maturities and higher credit quality. NUM, NXI, and NVJ held the heaviest weightings of pre-refunded bonds among these Funds. Additional market segments that underperformed the overall municipal market included general obligation, resource recovery, water and sewer and insured credits.

In addition, all of the Ohio Funds had negative returns from the utilities sector, which struggled during this six-month period.

Individual security selection was also a factor in the Funds' performances. Although older, previously pre-refunded bonds tended to underperform the municipal market during this period, we saw positive contributions from new pre-refunding activity in certain Funds, which benefited them through price appreciation and enhanced credit quality. All three of the Michigan Funds were helped by the pre-refunding of a health care bond, particularly NZW, which had the largest position. NXI also had two issues pre-refunded during this period.

(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                                                            Nuveen Investments 5

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

During this six-month period, leverage had a positive impact on the total return performance of these Funds.

RECENT DEVELOPMENTS REGARDING THE FUND'S LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February, 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

6 Nuveen Investments

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of August 31, 2009, the amounts of auction rate preferred securities redeemed, at par, each of the Funds are as shown in the accompanying table.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                REDEEMEDP    REFERRED SHARES
--------------------------------------------------------------------------------
NUM                                         $       6,675,000              7.10%
NMP                                         $       2,300,000              4.11%
NZW                                         $       1,725,000             10.78%
NUO                                                        --                --
NXI                                                        --                --
NBJ                                         $         900,000              3.75%
NVJ                                                        --                --
--------------------------------------------------------------------------------

Subsequent to the reporting period, NUO noticed for redemption, at par, an additional $4 million auction rate preferred securities.

The Funds, their Board of Directors/Trustees and Fund Management continue to work to resolve this situation. Some Funds have issued Variable Rate Demand Preferred Shares, but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. The Funds also have tried to develop other forms of preferred stock that have longer terms and do not require a Fund to obtain and pay for the services of an external liquidity provider. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of August 31, 2009, 78 Nuveen closed-end municipal funds have redeemed, at par, a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.3 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 7

Common Share Dividend and Share Price Information

During the six-month reporting period ended August 31, 2009, all seven of the Michigan and Ohio Funds had one increase in their monthly dividends.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2009, all of the Funds in this report had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES, MANAGEMENT INITIATIVES AND SHARE PRICE INFORMATION

Over the period, the Funds' managers have taken a series of steps designed to enhance common share value, including the repurchase of outstanding common shares.

As of August 31, 2009, the following Funds cumulatively repurchased common shares as shown in the accompanying table. Since the inception of the Funds repurchase program, NUO and NBJ have not repurchased any of their outstanding common shares.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NUM                                                    76,200               0.7%
NMP                                                    69,000               0.9%
NZW                                                       900               0.0%
NXI                                                       600               0.0%
NVJ                                                     1,700               0.1%
--------------------------------------------------------------------------------

8 Nuveen Investments

During the six-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                          WEIGHTED AVERAGE      WEIGHTED AVERAGE
                           COMMON SHARES   PRICE PER SHARE    DISCOUNT PER SHARE
                             REPURCHASED       REPURCHASED           REPURCHASED
--------------------------------------------------------------------------------
NUM                              76,200   $          10.29                23.56%
NMP                              42,300   $          10.20                22.70%
NZW                                 900   $          10.05                20.27%
--------------------------------------------------------------------------------

The repurchase program helps promote attractive secondary market trading markets for the Funds as measured by premium/discount levels relative to peers, and market quality measures as daily trading volume, bid/ask spreads, quote depth and price continuity.

As of August 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table.

                                                     8/31/09   SIX-MONTH AVERAGE
FUND                                             (-)DISCOUNT         (-)DISCOUNT
--------------------------------------------------------------------------------
NUM                                                  -11.82%             -17.73%
NMP                                                  -12.43%             -17.90%
NZW                                                  -11.96%             -15.57%
NUO                                                   -6.25%              -9.58%
NXI                                                   -7.14%             -10.47%
NBJ                                                   -8.36%             -10.74%
NVJ                                                   -7.73%              -8.93%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NUM Performance OVERVIEW | Nuveen Michigan Quality Income Municipal Fund, Inc. as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $  12.68
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $  14.38
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.82%
--------------------------------------------------------------------------------
Market Yield                                                               5.54%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.04%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $167,312
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           14.28
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  9.51
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)

--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                     23.08%    8.78%
--------------------------------------------------------------------------------
1-Year                                                            9.09%    5.72%
--------------------------------------------------------------------------------
5-Year                                                            1.56%    3.59%
--------------------------------------------------------------------------------
10-Year                                                           3.68%    5.86%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     36.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.6%
--------------------------------------------------------------------------------
Utilities                                                                  10.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.3%
--------------------------------------------------------------------------------
Health Care                                                                 7.1%
--------------------------------------------------------------------------------
Other                                                                       8.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]
AAA/U.S.
Guaranteed                                                                   43%
AA                                                                           29%
A                                                                            22%
BBB                                                                           4%
BB or Lower                                                                   1%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0585
Jun                                                                       0.0585
Jul                                                                       0.0585
Aug                                                                       0.0585

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                    12.44
                                                                           12.46
                                                                           12.25
                                                                           11.56
                                                                           11.29
                                                                          10.666
                                                                            8.23
                                                                            9.46
                                                                          10.835
                                                                           10.64
                                                                           10.64
                                                                           9.958
                                                                             9.2
                                                                            9.69
                                                                            9.01
                                                                            8.47
                                                                             9.1
                                                                            9.47
                                                                           10.09
                                                                           11.15
                                                                           10.84
                                                                           10.57
                                                                           11.05
                                                                           11.23
                                                                           11.23
                                                                           10.52
                                                                           10.61
                                                                           10.06
                                                                            9.86
                                                                           10.27
                                                                           10.35
                                                                           10.69
                                                                           10.65
                                                                           10.78
                                                                           11.01
                                                                           11.27
                                                                           11.52
                                                                           11.51
                                                                           11.65
                                                                           11.68
                                                                           11.68
                                                                           11.52
                                                                            11.5
                                                                           11.45
                                                                           11.62
                                                                           11.62
                                                                           11.72
                                                                          12.092
                                                                           12.41
                                                                           12.34
                                                                           12.45
                                                                           12.48
                                                                           12.63
8/31/09                                                                    12.68

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

10 Nuveen Investments

NMP Performance OVERVIEW | Nuveen Michigan Premium Income Municipal Fund, Inc. as of August 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   31%
AA                                                                           27%
A                                                                            35%
BBB                                                                           6%
BB or Lower
and N/R                                                                       1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Sep                                                                        0.055
Oct                                                                        0.053
Nov                                                                        0.053
Dec                                                                        0.053
Jan                                                                        0.053
Feb                                                                        0.053
Mar                                                                        0.053
Apr                                                                        0.053
May                                                                       0.0565
Jun                                                                       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                    12.35
                                                                           12.38
                                                                          12.192
                                                                           11.34
                                                                            11.1
                                                                           10.55
                                                                            7.95
                                                                            9.49
                                                                           10.25
                                                                           10.25
                                                                           10.54
                                                                            9.91
                                                                             9.2
                                                                            9.14
                                                                            8.79
                                                                            8.35
                                                                            8.73
                                                                            9.24
                                                                            9.94
                                                                              11
                                                                           10.55
                                                                         10.3899
                                                                           10.61
                                                                          10.966
                                                                           11.01
                                                                          10.444
                                                                           10.44
                                                                              10
                                                                            9.76
                                                                           10.12
                                                                         10.1899
                                                                           10.44
                                                                            10.4
                                                                         10.5199
                                                                           10.75
                                                                           10.94
                                                                           11.18
                                                                         11.1875
                                                                           11.37
                                                                           11.56
                                                                           11.49
                                                                           11.23
                                                                           11.08
                                                                            11.2
                                                                           11.29
                                                                           11.33
                                                                           11.42
                                                                            11.6
                                                                           11.96
                                                                           11.92
                                                                         11.9536
                                                                          12.056
                                                                           12.27
8/31//09                                                                 12.2638

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        12.26
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $        14.00
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -12.43%
--------------------------------------------------------------------------------
Market Yield                                                               5.53%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.03%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $      107,520
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.27
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.26
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                          20.92%       8.19%
--------------------------------------------------------------------------------
1-Year                                                         5.76%       4.89%
--------------------------------------------------------------------------------
5-Year                                                         2.03%       3.49%
--------------------------------------------------------------------------------
10-Year                                                        4.29%       5.80%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     37.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.9%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.6%
--------------------------------------------------------------------------------
Utilities                                                                  10.2%
--------------------------------------------------------------------------------
Other                                                                      14.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 11

NZW Performance OVERVIEW | Nuveen Michigan Dividend Advantage Municipal Fund as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                $       12.22
--------------------------------------------------------------------------------
Common Share Net Asset Value                                      $       13.88
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.96%
--------------------------------------------------------------------------------
Market Yield                                                               5.55%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.06%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                     $      28,675
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.92
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.84
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                       16.89%         12.18%
--------------------------------------------------------------------------------
1-Year                                                      4.28%          5.86%
--------------------------------------------------------------------------------
5-Year                                                      1.61%          3.82%
--------------------------------------------------------------------------------
Since Inception                                             3.15%          5.28%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     33.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.2%
--------------------------------------------------------------------------------
Utilities                                                                  12.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.7%
--------------------------------------------------------------------------------
Health Care                                                                 9.3%
--------------------------------------------------------------------------------
Other                                                                      11.2%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   44%
AA                                                                           21%
A                                                                            24%
BBB                                                                           3%
BB or Lower                                                                   1%
N/R                                                                           7%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BARCHART]

Sep                                                                       0.0585
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0565
Jun                                                                       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                     12.5
                                                                           12.58
                                                                           12.45
                                                                            11.9
                                                                          11.306
                                                                           11.25
                                                                             8.8
                                                                            8.72
                                                                            9.55
                                                                           10.31
                                                                         10.6001
                                                                            9.84
                                                                            8.82
                                                                               9
                                                                          8.8247
                                                                            8.25
                                                                             8.6
                                                                            8.96
                                                                            9.65
                                                                           10.63
                                                                            10.4
                                                                           10.18
                                                                           10.22
                                                                         10.5499
                                                                           10.57
                                                                           10.32
                                                                           10.77
                                                                         10.2099
                                                                              10
                                                                         10.1599
                                                                           10.15
                                                                           10.36
                                                                           10.38
                                                                         10.7599
                                                                           11.09
                                                                           11.18
                                                                           11.66
                                                                           11.61
                                                                           11.45
                                                                         11.3045
                                                                           11.47
                                                                           10.97
                                                                           11.08
                                                                              11
                                                                           11.26
                                                                            11.2
                                                                            11.3
                                                                            11.5
                                                                           12.19
                                                                           12.25
                                                                           11.94
                                                                           12.21
                                                                           12.06
8/31/09                                                                    12.22

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0120 per share.

12 Nuveen Investments

NUO Performance OVERVIEW | Nuveen Ohio Quality Income Municipal Fund, Inc. as of August 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   30%
AA                                                                           29%
A                                                                            27%
BBB                                                                           9%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BARCHART]

Sep                                                                        0.056
Oct                                                                        0.056
Nov                                                                        0.056
Dec                                                                        0.056
Jan                                                                        0.056
Feb                                                                        0.056
Mar                                                                       0.0575
Apr                                                                       0.0575
May                                                                       0.0645
Jun                                                                       0.0645
Jul                                                                       0.0645
Aug                                                                       0.0645

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                    13.63
                                                                           13.57
                                                                           13.39
                                                                         13.0101
                                                                         12.4101
                                                                           12.01
                                                                            8.47
                                                                           10.71
                                                                           11.71
                                                                           11.67
                                                                          12.132
                                                                           11.79
                                                                            11.3
                                                                           12.33
                                                                            11.4
                                                                            10.7
                                                                              12
                                                                         11.6705
                                                                           12.51
                                                                           13.53
                                                                           13.14
                                                                            13.5
                                                                            13.4
                                                                           13.36
                                                                           13.31
                                                                           12.79
                                                                            12.9
                                                                           12.03
                                                                           12.01
                                                                           12.16
                                                                           12.46
                                                                           12.74
                                                                           13.13
                                                                           12.99
                                                                            13.1
                                                                         13.4334
                                                                            13.5
                                                                           13.82
                                                                         13.8732
                                                                           13.95
                                                                           13.71
                                                                           13.76
                                                                           13.71
                                                                           13.71
                                                                           13.69
                                                                           13.65
                                                                            13.7
                                                                           13.73
                                                                            13.9
                                                                           13.85
                                                                           14.02
                                                                           14.48
                                                                           14.47
8/31/09                                                                    14.56

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        14.56
--------------------------------------------------------------------------------
Common Share Net Asset Value                                     $        15.53
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.25%
--------------------------------------------------------------------------------
Market Yield                                                               5.32%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.81%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $      151,377
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.13
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.38
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)                                   ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           15.96%      9.35%
--------------------------------------------------------------------------------
1-Year                                                         12.82%      7.21%
--------------------------------------------------------------------------------
5-Year                                                          2.27%      3.98%
--------------------------------------------------------------------------------
10-Year                                                         4.04%      5.64%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     26.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.1%
--------------------------------------------------------------------------------
Health Care                                                                13.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.1%
--------------------------------------------------------------------------------
Utilities                                                                   6.9%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.2%
--------------------------------------------------------------------------------
Other                                                                      13.0%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 13

NXI Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                $       13.65
--------------------------------------------------------------------------------
Common Share Net Asset Value                                      $       14.70
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.14%
--------------------------------------------------------------------------------
Market Yield                                                               5.45%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.00%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                     $      62,371
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.78
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.64
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             16.03%    9.03%
--------------------------------------------------------------------------------
1-Year                                                           11.82%    7.33%
--------------------------------------------------------------------------------
5-Year                                                            2.39%    4.53%
--------------------------------------------------------------------------------
Since Inception                                                   4.61%   6.10%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            26.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.0%
--------------------------------------------------------------------------------
Health Care                                                                11.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.8%
--------------------------------------------------------------------------------
Utilities                                                                   8.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           6.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.1%
--------------------------------------------------------------------------------
Other                                                                      14.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   39%
AA                                                                           22%
A                                                                            20%
BBB                                                                          11%
N/R                                                                           8%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055
Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.057
Apr                                                                        0.057
May                                                                        0.062
Jun                                                                        0.062
Jul                                                                        0.062
Aug                                                                        0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                    12.85
                                                                              13
                                                                           13.04
                                                                           12.35
                                                                           11.75
                                                                           11.25
                                                                            8.18
                                                                          10.562
                                                                          10.914
                                                                           11.46
                                                                          11.604
                                                                           10.88
                                                                           10.48
                                                                           10.85
                                                                            9.78
                                                                            9.66
                                                                            9.84
                                                                           10.89
                                                                           11.12
                                                                           12.49
                                                                         12.2699
                                                                              12
                                                                           12.15
                                                                          12.264
                                                                           12.05
                                                                           11.57
                                                                            12.1
                                                                            11.8
                                                                            11.8
                                                                         11.7999
                                                                           12.05
                                                                           11.83
                                                                           12.14
                                                                         12.1499
                                                                           12.31
                                                                           12.44
                                                                           12.71
                                                                           12.63
                                                                           12.79
                                                                           13.01
                                                                           12.92
                                                                           12.84
                                                                           12.52
                                                                           12.82
                                                                           12.79
                                                                           12.95
                                                                           13.18
                                                                           13.25
                                                                          13.115
                                                                           13.33
                                                                           13.23
                                                                           13.39
                                                                           13.65
8/31/09                                                                    13.65

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NBJ Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund 2 as of August 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           20%
A                                                                            25%
BBB                                                                          18%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BARCHART]

Sep                                                                       0.0545
Oct                                                                       0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                        0.058
Jun                                                                        0.058
Jul                                                                        0.058
Aug                                                                        0.058

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                     12.4
                                                                           12.33
                                                                           12.17
                                                                            11.7
                                                                            11.1
                                                                            10.6
                                                                            7.66
                                                                            9.64
                                                                            9.92
                                                                           10.47
                                                                            10.9
                                                                           10.87
                                                                             9.8
                                                                              11
                                                                          9.6921
                                                                             9.2
                                                                           10.45
                                                                             9.8
                                                                            9.93
                                                                           11.27
                                                                           11.17
                                                                            11.2
                                                                           11.36
                                                                           11.65
                                                                         11.4326
                                                                           11.15
                                                                           11.58
                                                                           11.13
                                                                           10.93
                                                                           11.04
                                                                           11.35
                                                                           11.51
                                                                           11.45
                                                                           11.39
                                                                           11.54
                                                                           11.85
                                                                           11.91
                                                                           11.99
                                                                           12.13
                                                                            12.3
                                                                           12.22
                                                                         12.1399
                                                                         11.7654
                                                                           11.84
                                                                           11.97
                                                                           12.14
                                                                            12.1
                                                                           12.12
                                                                           12.63
                                                                           12.91
                                                                           12.83
                                                                           12.83
                                                                          12.811
8/31/09                                                                    12.83

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                $       12.83
--------------------------------------------------------------------------------
Common Share Net Asset Value                                      $       14.00
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.36%
--------------------------------------------------------------------------------
Market Yield                                                               5.42%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.96%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                    $       43,712
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            16.22
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.04
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                     13.95%            9.94%
--------------------------------------------------------------------------------
1-Year                                                    9.70%            5.25%
--------------------------------------------------------------------------------
5-Year                                                    1.76%            3.64%
--------------------------------------------------------------------------------
Since Inception                                           3.67%            5.29%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     29.8%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.4%
--------------------------------------------------------------------------------
Utilities                                                                   8.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.0%
--------------------------------------------------------------------------------
Industrials                                                                 5.5%
--------------------------------------------------------------------------------
Other                                                                       8.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NVJ Performance OVERVIEW| Nuveen Ohio Dividend Advantage Municipal Fund 3 as of August 31, 2009

FUND SNAPSHOT

Common Share Price                                                $       13.72
--------------------------------------------------------------------------------
Common Share Net Asset Value                                      $       14.87
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.73%
--------------------------------------------------------------------------------
Market Yield                                                               5.55%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.15%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                     $      32,070
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.22
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.48
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                       18.07%          9.23%
--------------------------------------------------------------------------------
1-Year                                                     10.15%          7.63%
--------------------------------------------------------------------------------
5-Year                                                      3.56%          4.60%
--------------------------------------------------------------------------------
Since Inception                                             4.44%          6.06%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            27.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     22.9%
--------------------------------------------------------------------------------
Health Care                                                                13.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.3%
--------------------------------------------------------------------------------
Utilities                                                                   6.1%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           4.1%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   47%
AA                                                                           16%
A                                                                            24%
BBB                                                                           9%
N/R                                                                           4%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Sep                                                                        0.057
Oct                                                                        0.057
Nov                                                                        0.057
Dec                                                                        0.057
Jan                                                                        0.057
Feb                                                                        0.057
Mar                                                                        0.059
Apr                                                                        0.059
May                                                                       0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                    13.17
                                                                           13.12
                                                                           12.85
                                                                           12.24
                                                                           11.96
                                                                            11.8
                                                                             8.5
                                                                           10.37
                                                                           11.15
                                                                            12.1
                                                                           11.34
                                                                           11.35
                                                                         11.7299
                                                                           11.35
                                                                           10.35
                                                                           10.65
                                                                           10.56
                                                                            10.6
                                                                              11
                                                                           12.57
                                                                           12.69
                                                                           12.93
                                                                         12.7499
                                                                          12.418
                                                                           12.23
                                                                           11.75
                                                                           11.95
                                                                            11.5
                                                                           11.95
                                                                            12.5
                                                                           12.33
                                                                           12.16
                                                                           12.25
                                                                           12.39
                                                                           12.95
                                                                           12.86
                                                                           12.89
                                                                           12.94
                                                                           12.94
                                                                            13.4
                                                                           13.27
                                                                            13.3
                                                                           13.63
                                                                           13.72
                                                                         13.4001
                                                                           13.38
                                                                           13.37
                                                                           13.44
                                                                         13.3599
                                                                           13.68
                                                                            13.6
                                                                           13.84
                                                                           13.69
8/31/09                                                                  13.7199

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NUM NMP NZW | Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009, and additionally adjourned to March 17, 2009.

                                                       NUM                           NMP                           NZW
----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                            together as    together as    together as    together as    together as    together as
                                                a class        a class        a class        a class        a class        a class
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                        5,462,543          2,645      3,873,336          1,182        923,937            108
   Against                                      355,908            441        243,535            220         47,484             66
   Abstain                                      212,692             74        159,615             50         37,167              7
   Broker Non-Votes                           1,490,540             --        993,148            462        242,762            415
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,683          3,160      5,269,634          1,914      1,251,350            596
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                        5,470,686          2,498      3,907,837          1,190        926,605            108
   Against                                      344,384            610        220,629            200         47,832             65
   Abstain                                      216,073             52        148,020             62         34,151              8
   Broker Non-Votes                           1,490,540             --        993,148            462        242,762            415
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,683          3,160      5,269,634          1,914      1,251,350            596
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                        5,382,777          2,463      3,801,245          1,018             --             --
   Against                                      393,055            622        274,363            372             --             --
   Abstain                                      257,431             75        200,878             62             --             --
   Broker Non-Votes                           1,488,420             --        993,148            462             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,683          3,160      5,269,634          1,914             --             --
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                        5,367,617          2,461      3,813,957          1,006             --             --
   Against                                      384,124            625        260,868            384             --             --
   Abstain                                      281,522             74        201,661             62             --             --
   Broker Non-Votes                           1,488,420             --        993,148            462             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,683          3,160      5,269,634          1,914             --             --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF
THE FUNDAMENTAL POLICIES RELATING
TO DERIVATIVES AND SHORT SALES.
   For                                        5,378,233          2,466      3,816,398          1,024             --             --
   Against                                      377,934            620        262,935            366             --             --
   Abstain                                      277,096             74        197,153             62             --             --
   Broker Non-Votes                           1,488,420             --        993,148            462             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,683          3,160      5,269,634          1,914             --             --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER
INVESTMENT COMPANIES.
   For                                        5,382,613          2,480      3,833,738          1,035             --             --
   Against                                      420,834            628        287,830            376             --             --
   Abstain                                      229,816             52        154,918             41             --             --
   Broker Non-Votes                           1,488,420             --        993,148            462             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,683          3,160      5,269,634          1,914             --             --
==================================================================================================================================

                                                           Nuveen Investments 17

                                                      NUM                           NMP                           NZW
----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                            together as    together as    together as    together as    together as    together as
                                                a class        a class        a class        a class        a class        a class
==================================================================================================================================
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                        7,224,817             --      5,036,628             --      1,214,843             --
   Withhold                                     296,531             --        233,004             --         36,505             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,348             --      5,269,632             --      1,251,348             --
==================================================================================================================================
Robert P. Bremner
   For                                        7,228,630             --      5,033,542             --             --             --
   Withhold                                     292,718             --        236,090             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
  Total                                       7,521,348             --      5,269,632             --             --             --
==================================================================================================================================
Jack B. Evans
   For                                        7,226,081             --      5,037,725             --             --             --
   Withhold                                     295,267             --        231,907             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
  Total                                       7,521,348             --      5,269,632             --             --             --
==================================================================================================================================
William C. Hunter
   For                                               --          2,890             --          1,637             --            520
   Withhold                                          --            260             --            275             --             74
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --          3,150             --          1,912             --            594
==================================================================================================================================
David J. Kundert
   For                                        7,224,388             --      5,030,233             --      1,214,843             --
   Withhold                                     296,960             --        239,399             --         36,505             --
----------------------------------------------------------------------------------------------------------------------------------
 Total                                        7,521,348             --      5,269,632             --      1,251,348             --
==================================================================================================================================
William J. Schneider
   For                                               --          2,890             --          1,609             --            520
   Withhold                                          --            260             --            303             --             74
----------------------------------------------------------------------------------------------------------------------------------
Total                                                --          3,150             --          1,912             --            594
==================================================================================================================================
Judith M. Stockdale
   For                                        7,225,849             --      5,028,946             --             --             --
   Withhold                                     295,499             --        240,686             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,348             --      5,269,632             --             --             --
==================================================================================================================================
Carole E. Stone
   For                                        7,221,349             --      5,028,559             --             --             --
   Withhold                                     299,999             --        241,073             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,348             --      5,269,632             --             --             --
==================================================================================================================================
Terence J. Toth
   For                                        7,230,260             --      5,035,998             --      1,214,843             --
   Withhold                                     291,088             --        233,634             --         36,505             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                      7,521,348             --      5,269,632             --      1,251,348             --
==================================================================================================================================

18 Nuveen Investments

NUO NXI |

                                                                         NUO                             NXI
--------------------------------------------------------------------------------------------------------------------------
                                                                Common and                      Common and
                                                                 Preferred       Preferred       Preferred       Preferred
                                                             shares voting   shares voting   shares voting   shares voting
                                                               together as     together as     together as     together as
                                                                   a class         a class         a class         a class
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                           3,915,100             673       1,798,712             254
   Against                                                         278,909              43          97,204              15
   Abstain                                                         172,107              55          63,076               7
   Broker Non-Votes                                              1,338,218           1,532         608,963             831
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,334           2,303       2,567,955           1,107
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                                           3,912,016             678       1,830,063             254
   Against                                                         269,428              43          76,636              18
   Abstain                                                         184,672              50          52,293               4
   Broker Non-Votes                                              1,338,218           1,532         608,963             831
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,334           2,303       2,567,955           1,107
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                           3,883,579             680              --              --
   Against                                                         288,887              41              --              --
   Abstain                                                         193,650              50              --              --
   Broker Non-Votes                                              1,338,218           1,532              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,334           2,303              --              --
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                           3,861,806             680              --              --
   Against                                                         302,534              38              --              --
   Abstain                                                         201,776              53              --              --
   Broker Non-Votes                                              1,338,218           1,532              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,334           2,303              --              --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                           3,874,273             679              --              --
   Against                                                         303,150              42              --              --
   Abstain                                                         188,693              50              --              --
   Broker Non-Votes                                              1,338,218           1,532              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,334           2,303              --              --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                           3,877,420             670              --              --
   Against                                                         316,004              51              --              --
   Abstain                                                         172,692              50              --              --
   Broker Non-Votes                                              1,338,218           1,532              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,334           2,303              --              --
==========================================================================================================================

                                                           Nuveen Investments 19

                                                                          NUO                            NXI
--------------------------------------------------------------------------------------------------------------------------
                                                                Common and                      Common and
                                                                 Preferred       Preferred       Preferred       Preferred
                                                             shares voting   shares voting   shares voting   shares voting
                                                               together as     together as     together as     together as
                                                                   a class         a class         a class         a class
==========================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
John P. Amboian
   For                                                           5,257,055              --       2,428,887              --
   Withhold                                                        446,960              --         139,049              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,015              --       2,567,936              --
==========================================================================================================================
Robert P. Bremner
   For                                                           5,248,106              --              --              --
   Withhold                                                        455,909              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,015              --              --              --
==========================================================================================================================
Jack B. Evans
   For                                                           5,252,179              --              --              --
   Withhold                                                        451,836              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,015              --              --              --
==========================================================================================================================
William C. Hunter
   For                                                                  --           2,251              --           1,044
   Withhold                                                             --              33              --              43
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --           2,284              --           1,087
==========================================================================================================================
David J. Kundert
   For                                                           5,244,902           2,251       2,428,887              --
   Withhold                                                        459,113              33         139,049              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,015           2,284       2,567,936              --
==========================================================================================================================
William J. Schneider
   For                                                                  --              --              --           1,044
   Withhold                                                             --              --              --              43
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --           1,087
==========================================================================================================================
Judith M. Stockdale
   For                                                           5,254,000              --              --              --
   Withhold                                                        450,015              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,015              --              --              --
==========================================================================================================================
Carole E. Stone
   For                                                           5,248,897              --              --              --
   Withhold                                                        455,118              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,015              --              --              --
==========================================================================================================================
Terence J. Toth
   For                                                           5,251,703              --       2,428,887              --
   Withhold                                                        452,312              --         139,049              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         5,704,015              --       2,567,936              --
==========================================================================================================================

20 Nuveen Investments

NBJ NVJ |

                                                                          NBJ                             NVJ
--------------------------------------------------------------------------------------------------------------------------
                                                                Common and                      Common and
                                                                 Preferred       Preferred       Preferred       Preferred
                                                             shares voting   shares voting   shares voting   shares voting
                                                               together as     together as     together as     together as
                                                                   a class         a class         a class         a class
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICIES
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                                           1,368,131             119       1,036,011             113
   Against                                                         105,520              14          90,876               7
   Abstain                                                          60,844              34         101,545               1
   Broker Non-Votes                                                456,632             587         309,103             482
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         1,991,127             754       1,537,535             603
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES.
   For                                                           1,376,438             123       1,044,834             113
   Against                                                          91,319               9          87,592               7
   Abstain                                                          66,738              35          96,006               1
   Broker Non-Votes                                                456,632             587         309,103             482
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         1,991,127             754       1,537,535             603
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICIES
RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICIES
PROHIBITING INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================

                                                           Nuveen Investments 21

                                                                             NBJ                           NVJ
--------------------------------------------------------------------------------------------------------------------------
                                                                Common and                      Common and
                                                                 Preferred       Preferred       Preferred       Preferred
                                                             shares voting   shares voting   shares voting   shares voting
                                                               together as     together as     together as     together as
                                                                   a class         a class         a class         a class
==========================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
John P. Amboian
   For                                                           1,860,185              --       1,378,669              --
   Withhold                                                        130,942              --         158,861              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         1,991,127              --       1,537,530              --
==========================================================================================================================
Robert P. Bremner
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
Jack B. Evans
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
William C. Hunter
   For                                                                  --             747              --             592
   Withhold                                                             --               7              --               6
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --             754              --             598
==========================================================================================================================
David J. Kundert
   For                                                           1,860,185              --       1,377,669              --
   Withhold                                                        130,942              --         159,861              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         1,991,127              --       1,537,530              --
==========================================================================================================================
William J. Schneider
   For                                                                  --             747              --             592
   Withhold                                                             --               7              --               6
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --             754              --             598
==========================================================================================================================
Judith M. Stockdale
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
Carole E. Stone
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
Terence J. Toth
   For                                                           1,860,185              --       1,375,669              --
   Withhold                                                        130,942              --         161,861              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                         1,991,127              --       1,537,530              --
==========================================================================================================================

22 Nuveen Investments

NUM | Nuveen Michigan Quality Income Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 1.8% (1.2% OF TOTAL INVESTMENTS)
$         3,500   Michigan Tobacco Settlement Finance Authority, Tobacco             6/18 at 100.00          Baa3   $     3,077,550
                     Settlement Asset-Backed Revenue Bonds, Series 2008A,
                     6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 5.9% (3.9% OF TOTAL INVESTMENTS)
          1,685   Michigan Higher Education Facilities Authority, Limited            9/11 at 100.00           N/R         1,797,760
                     Obligation Revenue Refunding Bonds, Kettering University,
                     Series 2001, 5.500%, 9/01/17 - AMBAC Insured
          1,500   Michigan Higher Education Student Loan Authority, Revenue            No Opt. Call            AA         1,459,155
                     Bonds, Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                     (Alternative Minimum Tax)
          1,000   Michigan Higher Education Student Loan Authority, Revenue          9/12 at 100.00            AA           973,880
                     Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                     (Alternative Minimum Tax)
          1,115   Michigan Technological University, General Revenue Bonds,         10/13 at 100.00            A1         1,123,541
                     Series 2004A, 5.000%, 10/01/22 - NPFG Insured
                  Wayne State University, Michigan, General Revenue Bonds,
                  Series 1999:
          3,430      5.250%, 11/15/19 - FGIC Insured                                11/09 at 101.00           AA-         3,486,046
          1,000      5.125%, 11/15/29 - FGIC Insured                                11/09 at 101.00           AA-         1,002,890
------------------------------------------------------------------------------------------------------------------------------------
          9,730   Total Education and Civic Organizations                                                                 9,843,272
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 10.9% (7.1% OF TOTAL INVESTMENTS)
          2,700   Michigan State Hospital Finance Authority, Hospital Revenue        2/10 at 100.00           BB-         1,721,088
                     Bonds, Detroit Medical Center Obligated Group, Series
                     1998A, 5.250%, 8/15/28
          3,575   Michigan State Hospital Finance Authority, Hospital Revenue        4/13 at 100.00             A         3,167,164
                     Bonds, Oakwood Obligated Group, Series 2002A, 5.750%,
                     4/01/32
          2,500   Michigan State Hospital Finance Authority, Hospital Revenue        6/19 at 100.00           AAA         2,578,525
                     Bonds, Mid-Michigan Obligated Group, Series 2009A, 5.875%,
                     6/01/39 - AGC Insured
          1,000   Michigan State Hospital Finance Authority, Hospital Revenue       11/09 at 101.00          Baa1           981,560
                     Refunding Bonds, Memorial Healthcare Center Obligated
                     Group, Series 1999, 5.875%, 11/15/21
                  Michigan State Hospital Finance Authority, Revenue Bonds,
                  Marquette General Hospital, Series 2005A:
          1,500      5.000%, 5/15/26                                                 5/15 at 100.00          Baa3         1,211,490
             55      5.000%, 5/15/34                                                 5/15 at 100.00          Baa3            39,466
          1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital           9/18 at 100.00            A1         1,319,315
                     Revenue Bonds, William Beaumont Hospital, Refunding Series
                     2009V, 8.250%, 9/01/39
          5,500   Royal Oak Hospital Finance Authority, Michigan, Hospital          11/11 at 100.00            A1         5,009,510
                     Revenue Bonds, William Beaumont Hospital, Series 2001M,
                     5.250%, 11/15/31 - NPFG Insured
          2,195   University of Michigan, Medical Service Plan Revenue Bonds,          No Opt. Call           AA+         2,162,690
                     Series 1991, 0.000%, 12/01/10
------------------------------------------------------------------------------------------------------------------------------------
         20,175   Total Health Care                                                                                      18,190,808
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 2.7% (1.7% OF TOTAL INVESTMENTS)
          2,675   Michigan Housing Development Authority, FNMA Limited              12/20 at 101.00           AAA         2,722,374
                     Obligation Multifamily Housing Revenue Bonds, Parkview
                     Place Apartments, Series 2002A, 5.550%, 12/01/34
                     (Alternative Minimum Tax)
            215   Michigan Housing Development Authority, Rental Housing Revenue    10/09 at 101.00            AA           208,875
                     Bonds, Series 1999A, 5.300%, 10/01/37 - NPFG Insured
                     (Alternative Minimum Tax)
          1,300   Michigan Housing Development Authority, Rental Housing Revenue     7/15 at 100.00           AAA         1,306,734
                     Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                     (Alternative Minimum Tax)
            200   Michigan Housing Development Authority, Rental Housing Revenue    10/18 at 100.00            AA           203,822
                     Bonds, Series 2009A, 5.700%, 10/01/39
------------------------------------------------------------------------------------------------------------------------------------
          4,390   Total Housing/Multifamily                                                                               4,441,805
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.5% (0.3% OF TOTAL INVESTMENTS)
          1,000   Michigan State Hospital Finance Authority, Revenue Bonds,          5/15 at 100.00           N/R           711,570
                     Presbyterian Villages of Michigan Obligated Group, Series
                     2005, 5.250%, 11/15/25
            200   Michigan Strategic Fund, Limited Obligation Revenue Refunding      1/10 at 100.00           BBB           173,012
                     Bonds, Porter Hills Presbyterian Village, Series 1998,
                     5.375%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
          1,200   Total Long-Term Care                                                                                      884,582
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 23

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)
$         1,250   Dickinson County Economic Development Corporation, Michigan,      11/14 at 100.00           BBB   $     1,165,025
                     Pollution Control Revenue Bonds, International Paper
                     Company, Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 56.1% (36.9% OF TOTAL INVESTMENTS)
          1,000   Anchor Bay School District, Macomb and St. Clair Counties,         5/12 at 100.00           AA-         1,012,120
                     Michigan, General Obligation Refunding Bonds, Series 2002,
                     5.000%, 5/01/25
                  Anchor Bay School District, Macomb and St. Clair Counties,
                  Michigan, Unlimited Tax General Obligation Refunding Bonds,
                  Series 2001:
          2,500      5.000%, 5/01/21                                                 5/11 at 100.00           AA-         2,602,325
          3,200      5.000%, 5/01/29                                                 5/11 at 100.00           AA-         3,213,472
          1,000   Ann Arbor, Michigan, General Obligation Bonds, Court & Police      5/18 at 100.00           AA+         1,029,700
                     Facilities Capital Improvement Series 2008, 5.000%, 5/01/38
          1,320   Bridgeport Spaulding Community School District, Saginaw            5/12 at 100.00           AA-         1,452,013
                     County, Michigan, General Obligation Bonds, Series 2002,
                     5.500%, 5/01/16
          2,110   Caledonia Community Schools, Kent, Allegan and Barry               5/13 at 100.00           AA-         2,275,108
                     Counties, Michigan, General Obligation Bonds, Series 2003,
                     5.250%, 5/01/20
          1,000   Caledonia Community Schools, Kent, Allegan and Barry               5/15 at 100.00           AA-         1,039,760
                     Counties, Michigan, General Obligation Bonds, Series 2005,
                     5.000%, 5/01/25 - NPFG Insured
          2,319   Caledonia Community Schools, Kent, Allegan and Barry               5/17 at 100.00           AA-         2,295,648
                     Counties, Michigan, General Obligation Bonds, Tender
                     Option Bond Trust 2008-1096, 7.559%, 5/01/32 - NPFG
                     Insured (IF)
          2,000   Detroit City School District, Wayne County, Michigan, General        No Opt. Call           AA-         2,131,780
                     Obligation Bonds, Series 2002A, 6.000%, 5/01/19 - FGIC
                     Insured
            700   Detroit-Wayne County Stadium Authority, Michigan, Limited Tax      2/10 at 100.00             A           700,119
                     General Obligation Building Authority Stadium Bonds,
                     Series 1997, 5.500%, 2/01/17 - FGIC Insured
            285   East Grand Rapids Public Schools, County of Kent, State of         5/11 at 100.00            AA           287,086
                     Michigan, General Obligation Bonds, Series 2001,
                     Refunding, 5.125%, 5/01/29
                  Grand Rapids and Kent County Joint Building Authority,
                  Michigan, Limited Tax General Obligation Bonds, Devos Place
                  Project, Series 2001:
          8,900      0.000%, 12/01/25                                                  No Opt. Call           AAA         4,190,120
          3,000      0.000%, 12/01/26                                                  No Opt. Call           AAA         1,328,130
          5,305      0.000%, 12/01/29                                                  No Opt. Call           AAA         1,933,832
          1,700   Grand Rapids, Michigan, General Obligation Bonds, Series           9/17 at 100.00            AA         1,793,959
                      2007, 5.000%, 9/01/27 - NPFG Insured
          2,000   Hartland Consolidated School District, Livingston County,          5/11 at 100.00           AA-         2,011,460
                     Michigan, General Obligation Refunding Bonds, Series 2001,
                     5.125%, 5/01/29
          1,400   Howell Public Schools, Livingston County, Michigan, General       11/13 at 100.00           AA-         1,476,300
                     Obligation Bonds, Series 2003, 5.000%, 5/01/21
          1,065   Jackson Public Schools, Jackson County, Michigan, General          5/14 at 100.00           AAA         1,115,225
                     Obligation School Building and Site Bonds, Series 2004,
                     5.000%, 5/01/22 - FSA Insured
          1,935   Kalamazoo Public Schools, Michigan, General Obligation Bonds,      5/16 at 100.00           AAA         2,037,536
                     Series 2006, 5.000%, 5/01/25 - FSA Insured
            200   L'Anse Creuse Public Schools, Macomb County, Michigan,             5/15 at 100.00           AAA           201,754
                     General Obligation Bonds, Series 2005, 5.000%, 5/01/35 -
                     FSA Insured
          2,505   Lincoln Consolidated School District, Washtenaw and Wayne          5/16 at 100.00           AA-         2,619,879
                     Counties, Michigan, General Obligation Bonds, Series 2006,
                     5.000%, 5/01/25 - NPFG Insured
          2,810   Livonia Public Schools, Wayne County, Michigan, General            5/14 at 100.00           AA-         3,008,527
                     Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - NPFG
                     Insured
            865   Lowell Area Schools, Counties of Ionia and Kent, Michigan,         5/17 at 100.00           AAA           872,621
                     General Obligation Bonds, Series 2007, 5.000%, 5/01/37 -
                     FSA Insured
          1,500   Marshall Public Schools, Calhoun County, Michigan, General         5/17 at 100.00           AA-         1,535,385
                     Obligation Bonds, Series 2007, 5.000%, 5/01/30 - SYNCORA
                     GTY Insured
          2,100   Michigan Municipal Bond Authority, General Obligation Bonds,       6/15 at 100.00           AAA         2,250,234
                     Detroit City School District, Series 2005, 5.000%, 6/01/18
                     - FSA Insured
          4,000   Michigan, General Obligation Bonds, Environmental Protection       5/13 at 100.00           AA-         4,169,160
                     Program, Series 2003A, 5.250%, 5/01/20

24 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$           100   Michigan, General Obligation Bonds, Environmental Protection       5/19 at 100.00           AA-   $       106,151
                     Program, Series 2009A, 5.500%, 11/01/25
          2,500   Montrose School District, Michigan, School Building and Site         No Opt. Call            A1         2,999,850
                     Bonds, Series 1997, 6.000%, 5/01/22 - NPFG Insured
          1,100   Muskegon County, Michigan, Limited Tax General Obligation          7/11 at 100.00           AA-         1,118,029
                     Wastewater Management System 2 Revenue Bonds, Series 2002,
                     5.000%, 7/01/26 - FGIC Insured
          1,000   Oakland County Building Authority, Michigan, General               9/11 at 100.00           AAA         1,033,080
                     Obligation Bonds, Series 2002, 5.125%, 9/01/22
          2,250   Oakland Intermediate School District, Oakland County,              5/17 at 100.00           AAA         2,288,543
                     Michigan, General Obligation Bonds, Series 2007, 5.000%,
                     5/01/36 - FSA Insured
          1,595   Oakridge Public Schools, Muskegon County, Michigan, General        5/15 at 100.00           AA-         1,684,767
                     Obligation Bonds, Series 2005, 5.000%, 5/01/22 - NPFG
                     Insured
                  Ottawa County, Michigan, Water Supply System, General
                  Obligation Bonds, Series 2007:
          4,330      5.000%, 8/01/26 - NPFG Insured (UB)                             8/17 at 100.00           Aa1         4,591,056
          1,120      5.000%, 8/01/30 - NPFG Insured (UB)                             8/17 at 100.00           Aa1         1,156,154
          1,245   Parchment School District, Kalamazoo County, Michigan,             5/17 at 100.00           AAA         1,179,812
                     General Obligation Bonds, Tender Option Bond Trust 2836,
                     10.521%, 5/01/36 - FSA Insured (IF)
          4,340   Plymouth-Canton Community School District, Wayne and               5/14 at 100.00           AA-         4,472,500
                     Washtenaw Counties, Michigan, General Obligation Bonds,
                     Series 2004, 5.000%, 5/01/26 - FGIC Insured
          1,000   Rockford Public Schools, Kent County, Michigan, General            5/18 at 100.00           AAA         1,015,400
                     Obligation Bonds, Series 2008, 5.000%, 5/01/33 - FSA
                     Insured
            200   South Haven, Van Buren County, Michigan, General Obligation       12/19 at 100.00           AAA           206,508
                     Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 -
                     AGC Insured
          3,175   South Redford School District, Wayne County, Michigan,             5/15 at 100.00           AA-         3,234,341
                     General Obligation Bonds, School Building and Site, Series
                     2005, 5.000%, 5/01/30 - NPFG Insured
          1,655   Southfield Library Building Authority, Michigan, General           5/15 at 100.00           AA+         1,729,541
                     Obligation Bonds, Series 2005, 5.000%, 5/01/26 - NPFG
                     Insured
          2,200   Thornapple Kellogg School District, Barry County, Michigan,        5/17 at 100.00           AA-         2,236,278
                     General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                     NPFG Insured
          2,000   Trenton Public Schools District, Michigan, General Obligation      5/18 at 100.00           AAA         2,026,540
                     Bonds, Series 2008, 5.000%, 5/01/34 - FSA Insured
          2,275   Troy City School District, Oakland County, Michigan, General       5/16 at 100.00           Aa2         2,481,456
                     Obligation Bonds, Series 2006, 5.000%, 5/01/19 - NPFG
                     Insured
                  Van Dyke Public Schools, Macomb County, Michigan, General
                  Obligation Bonds, School Building and Site, Series 2008:
            310      5.000%, 5/01/31 - FSA Insured                                   5/18 at 100.00           AAA           316,538
            575      5.000%, 5/01/38 - FSA Insured                                   5/18 at 100.00           AAA           580,198
          5,000   Wayne County, Michigan, Limited Tax General Obligation            12/11 at 101.00             A         5,076,899
                     Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                     County Airport, Series 2001A, 5.000%, 12/01/21 - NPFG
                     Insured
          3,350   Wayne Westland Community Schools, Michigan, General               11/14 at 100.00           AAA         3,756,054
                     Obligation Bonds, Series 2004, 5.000%, 5/01/17 - FSA
                     Insured
          1,725   Williamston Community School District, Michigan, Unlimited           No Opt. Call            A1         2,004,209
                     Tax General Obligation QSBLF Bonds, Series 1996, 5.500%,
                     5/01/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         99,764   Total Tax Obligation/General                                                                           93,877,157
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 16.1% (10.6% OF TOTAL INVESTMENTS)
          1,000   Grand Rapids Building Authority, Kent County, Michigan,              No Opt. Call            AA         1,112,340
                     Limited Tax General Obligation Bonds, Series 1998, 5.000%,
                     4/01/16
          1,345   Grand Rapids Building Authority, Kent County, Michigan,           10/11 at 100.00            AA         1,377,885
                     Limited Tax General Obligation Bonds, Series 2001, 5.125%,
                     10/01/26 - NPFG Insured
                  Michigan Building Authority, Revenue Bonds, Series 2006IA:
          7,000      0.000%, 10/15/27 - FGIC Insured                                 10/16 at 58.27           AAA         2,327,220
          6,200      0.000%, 10/15/28 - FGIC Insured                                 10/16 at 55.35           AAA         1,920,388
          4,440      5.000%, 10/15/36 - FGIC Insured                                10/16 at 100.00            A+         4,212,539

                                                           Nuveen Investments 25

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$            30   Michigan Municipal Bond Authority, Local Government Loan          11/09 at 100.00           Aa3   $        30,138
                     Program Revenue Sharing Bonds, Series 1992D, 6.650%,
                     5/01/12
          2,135   Michigan State Building Authority, Revenue Bonds, Facilities      10/15 at 100.00            A+         2,056,688
                     Program, Series 2005II, 5.000%, 10/15/33 - AMBAC Insured
                  Michigan State Building Authority, Revenue Refunding Bonds,
                  Facilities Program, Series 2003II:
          5,100      5.000%, 10/15/22 - NPFG Insured                                10/13 at 100.00            A+         5,139,371
          5,000      5.000%, 10/15/23 - NPFG Insured                                10/13 at 100.00            A+         5,018,199
          3,500   Michigan State Trunk Line, Fund Refunding Bonds, Series 2002,     10/12 at 100.00           AAA         3,732,190
                     5.250%, 10/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         35,750   Total Tax Obligation/Limited                                                                           26,926,958
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 0.6% (0.4% OF TOTAL INVESTMENTS)
          1,000   Capital Region Airport Authority, Michigan, Revenue Refunding      7/12 at 100.00             A           978,810
                     Bonds, Series 2002, 5.250%, 7/01/21 - NPFG Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 30.5% (20.0% OF TOTAL INVESTMENTS) (4)
          1,200   Birmingham, Michigan, General Obligation Bonds, Series 2002,      10/12 at 100.50           AAA         1,345,140
                     5.000%, 10/01/20 (Pre-refunded 10/01/12)
            935   Detroit, Michigan, Senior Lien Sewerage Disposal System            7/13 at 100.00           AAA         1,054,764
                     Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded
                     7/01/13) - FSA Insured
                  Detroit, Michigan, Senior Lien Water Supply System Revenue
                  Bonds, Series 2001A:
          3,400      5.750%, 7/01/28 (Pre-refunded 7/01/11) - FGIC Insured           7/11 at 101.00        A+ (4)         3,696,922
            770      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured           7/11 at 100.00        A+ (4)           822,807
            730      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured           7/11 at 100.00        A+ (4)           786,560
                  Detroit, Michigan, Senior Lien Water Supply System Revenue
                  Bonds, Series 2003A:
          4,025      5.000%, 7/01/24 (Pre-refunded 7/01/13) - NPFG Insured           7/13 at 100.00        A+ (4)         4,527,763
          1,500      5.000%, 7/01/25 (Pre-refunded 7/01/13) - MBIA Insured           7/13 at 100.00        A+ (4)         1,687,365
          1,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,         1/10 at 101.00           Aaa         1,028,040
                     Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                     FGIC Insured
          1,085   Freeland Community School District, Saginaw, Midland and Bay       5/10 at 100.00       AA- (4)         1,120,480
                     Counties, Michigan, General Obligation Bonds, Series 2000,
                     5.250%, 5/01/19 (Pre-refunded 5/01/10)
          2,000   Lake Fenton Community Schools, Genesee County, Michigan,           5/12 at 100.00       AA- (4)         2,205,400
                     General Obligation Bonds, Series 2002, 5.000%, 5/01/24
                     (Pre-refunded 5/01/12)
          1,790   Lansing Building Authority, Michigan, General Obligation           6/13 at 100.00       AA+ (4)         2,022,825
                     Bonds, Series 2003A, 5.000%, 6/01/26 (Pre-refunded
                     6/01/13) - MBIA Insured
          3,880   Mayville Community Schools, Tuscola County, Michigan, General     11/14 at 100.00       AA- (4)         4,479,693
                     Obligation Bonds, School Building and Site Project, Series
                     2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) - FGIC
                     Insured
            250   Michigan South Central Power Agency, Power Supply System             No Opt. Call        A3 (4)           269,453
                     Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)
                  Michigan State Hospital Finance Authority, Hospital Revenue
                  Bonds, Ascension Health Credit Group, Series 1999A:
          1,000      6.125%, 11/15/23 (Pre-refunded 11/15/09) - NPFG Insured        11/09 at 101.00           AAA         1,021,810
            500      6.125%, 11/15/26 (Pre-refunded 11/15/09)                       11/09 at 101.00           AAA           510,905
          3,000   Michigan State Hospital Finance Authority, Hospital Revenue       11/09 at 101.00        A1 (4)         3,064,140
                     Bonds, Henry Ford Health System, Series 1999A, 6.000%,
                     11/15/24 (Pre-refunded 11/15/09)
          1,500   Michigan State Hospital Finance Authority, Hospital Revenue        3/13 at 100.00        A1 (4)         1,712,910
                     Refunding Bonds, Henry Ford Health System, Series 2003A,
                     5.625%, 3/01/17 (Pre-refunded 3/01/13)
          1,000   Michigan State Hospital Finance Authority, Hospital Revenue       11/09 at 101.00         A (4)         1,021,640
                     Refunding Bonds, OSF Healthcare System, Series 1999,
                     6.125%, 11/15/19 (Pre-refunded 11/15/09)
          3,460   Michigan State Hospital Finance Authority, Hospital Revenue       11/09 at 100.50           Aaa         3,487,161
                     Refunding Bonds, St. John's Health System, Series 1998A,
                      5.000%, 5/15/28 - AMBAC Insured (ETM)
                  Michigan State Hospital Finance Authority, Revenue Bonds,
                  Chelsea Community Hospital, Series 2005:
          1,025      5.000%, 5/15/30 (Pre-refunded 5/15/15)                          5/15 at 100.00           AAA         1,187,001
            500      5.000%, 5/15/37 (Pre-refunded 5/15/15)                          5/15 at 100.00           AAA           579,025
          1,000   Michigan State Trunk Line, Fund Bonds, Series 2001A, 5.000%,      11/11 at 100.00           AAA         1,088,920
                     11/01/25 (Pre-refunded 11/01/11) - FSA Insured

26 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         2,000   Michigan, Certificates of Participation, Series 2000, 5.500%,      6/10 at 100.00        A2 (4)   $     2,075,600
                     6/01/27 (Pre-refunded 6/01/10) - AMBAC Insured
            700   Muskegon Heights, Muskegon County, Michigan, Water Supply         11/10 at 100.00       N/R (4)           741,853
                     System Revenue Bonds, Series 2000A, 5.625%, 11/01/30
                     (Pre-refunded 11/01/10) - MBIA Insured
          1,125   Puerto Rico Highway and Transportation Authority, Highway          7/10 at 101.00       BBB (4)         1,186,751
                     Revenue Bonds, Series 2000B, 6.000%, 7/01/39 (Pre-refunded
                     7/01/10)
                  Puerto Rico Public Finance Corporation, Commonwealth
                  Appropriation Bonds, Series 2002E:
             85      6.000%, 8/01/26 (ETM)                                             No Opt. Call      BBB- (4)           103,799
            915      6.000%, 8/01/26 (ETM)                                             No Opt. Call           AAA         1,117,371
          4,100   Puerto Rico, Highway Revenue Bonds, Highway and                    7/16 at 100.00           Aaa         4,955,383
                     Transportation Authority, Series 1996Y, 5.500%, 7/01/36
                     (Pre-refunded 7/01/16)
          1,000   Rochester Community School District, Oakland and Macomb            5/10 at 100.00       AA- (4)         1,035,270
                     Counties, Michigan, General Obligation Bonds, Series
                     2000I, 5.750%, 5/01/19 (Pre-refunded 5/01/10) - FGIC
                     Insured
          1,050   Warren Consolidated School District, Macomb and Oakland           11/11 at 100.00           AAA         1,151,084
                     Counties, Michigan, General Obligation Bonds, Series 2001,
                     5.375%, 5/01/19 (Pre-refunded 11/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         46,525   Total U.S. Guaranteed                                                                                  51,087,835
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 15.3% (10.1% OF TOTAL INVESTMENTS)
                  Lansing Board of Water and Light, Michigan, Steam and Electric
                  Utility System Revenue Bonds, Series 2008A:
            215      5.000%, 7/01/28                                                 7/18 at 100.00           AA-           223,546
          5,000      5.000%, 7/01/32                                                 7/18 at 100.00           AA-         5,092,599
          3,000   Michigan Public Power Agency, Revenue Bonds, Combustion            1/12 at 100.00            A2         3,049,710
                     Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC
                     Insured
          3,225   Michigan South Central Power Agency, Power Supply System             No Opt. Call            A3         3,379,736
                     Revenue Bonds, Series 2000, 6.000%, 5/01/12
          1,000   Michigan Strategic Fund, Collateralized Limited Obligation         9/09 at 102.00             A           975,250
                     Pollution Control Revenue Refunding Bonds, Detroit Edison
                     Company, Series 1999A, 5.550%, 9/01/29 - NPFG Insured
                     (Alternative  Minimum Tax)
          4,000   Michigan Strategic Fund, Collateralized Limited Obligation         9/11 at 100.00            A2         3,971,120
                     Pollution Control Revenue Refunding Bonds, Detroit Edison
                     Company, Series 2001C, 5.450%, 9/01/29
          2,050   Michigan Strategic Fund, Limited Obligation Pollution Control        No Opt. Call          Baa1         2,064,350
                     Revenue Refunding Bonds, Detroit Edison Company, Series
                     1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) - AMBAC
                     Insured
          3,630   Michigan Strategic Fund, Limited Obligation Revenue Refunding        No Opt. Call            A2         4,140,051
                     Bonds, Detroit Edison Company, Series 1991BB, 7.000%,
                     5/01/21 - AMBAC Insured
          3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding     12/12 at 100.00          Baa1         2,690,400
                     Bonds, Detroit Edison Company, Series 2002C, 5.450%,
                     12/15/32 - SYNCORA GTY Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         25,120   Total Utilities                                                                                        25,586,762
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 11.1% (7.3% OF TOTAL INVESTMENTS)
          5,500   Detroit Water Supply System, Michigan, Water Supply System         7/16 at 100.00           AAA         5,415,023
                     Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured
          1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System              No Opt. Call             A         1,489,140
                     Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured
            565   Detroit, Michigan, Senior Lien Sewerage Disposal System            7/13 at 100.00           AAA           580,820
                     Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured
          1,500   Detroit, Michigan, Senior Lien Water Supply System Revenue         7/13 at 100.00            A+         1,383,975
                     Bonds, Series 2003A, 5.000%, 7/01/25 - NPFG Insured
            675   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,       1/18 at 100.00           AA+           686,455
                     Series 2008, 5.000%, 1/01/38
          2,030   Grand Rapids, Michigan, Water Supply System Revenue Bonds,         1/19 at 100.00           AAA         2,064,551
                     Series 2009, 5.100%, 1/01/39 - AGC Insured
          4,210   Michigan Municipal Bond Authority, Clean Water Revolving Fund     10/14 at 100.00           AAA         4,629,148
                     Revenue Bonds, Series 2004, 5.000%, 10/01/19
          1,150   Michigan Municipal Bond Authority, Drinking Water Revolving       10/14 at 100.00           AAA         1,205,511
                     Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23

                                                           Nuveen Investments 27

    | Portfolio of Investments August 31, 2009 (Unaudited

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         1,000   Michigan Municipal Bond Authority, Water Revolving Fund           10/17 at 100.00           AAA   $     1,067,390
                     Revenue Bonds, Series 2007, 10/01/24
------------------------------------------------------------------------------------------------------------------------------------
         18,130   Total Water and Sewer                                                                                  18,522,013
------------------------------------------------------------------------------------------------------------------------------------
$       266,534   Total Investments (cost $248,338,339) - 152.2%                                                        254,582,577
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.2%)                                                                     (3,630,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.2%                                                                    3,684,824
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (52.2)% (5)                                                  (87,325,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   167,312,401
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

28 Nuveen Investments

NMP | Nuveen Michigan Premium Income Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 1.3% (0.9% OF TOTAL INVESTMENTS)
$         1,650   Michigan Tobacco Settlement Finance Authority, Tobacco             6/18 at 100.00          Baa3   $     1,450,845
                     Settlement Asset-Backed Revenue  Bonds, Series 2008A,
                     6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 5.1% (3.4% OF TOTAL INVESTMENTS)
          2,000   Michigan Higher Education Student Loan Authority, Revenue          9/12 at 100.00            AA         1,947,760
                     Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                     (Alternative Minimum Tax)
          3,500   Wayne State University, Michigan, General Revenue Bonds,          11/09 at 101.00           AA-         3,510,115
                     Series 1999, 5.125%, 11/15/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,500   Total Education and Civic Organizations                                                                 5,457,875
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 6.8% (4.5% OF TOTAL INVESTMENTS)
          2,600   Michigan State Hospital Finance Authority, Hospital Revenue        4/13 at 100.00             A         2,303,392
                     Bonds, Oakwood Obligated Group, Series 2002A, 5.750%,
                     4/01/32
          1,350   Michigan State Hospital Finance Authority, Hospital Revenue        6/19 at 100.00           AAA         1,392,404
                     Bonds, Mid-Michigan Obligated Group, Series 2009A, 5.875%,
                     6/01/39 - AGC Insured
                  Michigan State Hospital Finance Authority, Revenue Bonds,
                  Marquette General Hospital, Series 2005A:
          1,005      5.000%, 5/15/26                                                 5/15 at 100.00          Baa3           811,698
            200      5.000%, 5/15/34                                                 5/15 at 100.00          Baa3           143,514
                  Michigan State Hospital Finance Authority, Revenue Refunding
                  Bonds, Detroit Medical Center Obligated Group, Series 1993A:
          2,000      6.250%, 8/15/13                                                 2/10 at 100.00           BB-         1,905,020
            500      6.500%, 8/15/18                                                 2/10 at 100.00           BB-           440,290
            250   Royal Oak Hospital Finance Authority, Michigan, Hospital           9/18 at 100.00            A1           286,808
                     Revenue Bonds, William Beaumont Hospital, Refunding Series
                     2009V, 8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
          7,905   Total Health Care                                                                                       7,283,126
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 6.8% (4.5% OF TOTAL INVESTMENTS)
            885   Michigan Housing Development Authority, GNMA Collateralized        4/12 at 102.00           Aaa           888,531
                     Limited Obligation Multifamily Housing Revenue Bonds,
                     Burkshire Pointe Apartments, Series 2002A, 5.400%,
                     10/20/32 (Alternative Minimum Tax)
          1,500   Michigan Housing Development Authority, Limited Obligation        10/09 at 100.00           AAA         1,501,740
                     Revenue Bonds, Breton Village Green Project, Series 1993,
                     5.625%, 10/15/18 - FSA Insured
          2,070   Michigan Housing Development Authority, Limited Obligation        10/09 at 100.00           AAA         2,073,416
                     Revenue Bonds, Walled Lake Villa Project, Series 1993,
                     6.000%, 4/15/18 - FSA Insured
            800   Michigan Housing Development Authority, Rental Housing             7/15 at 100.00           AAA           804,144
                     Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                     (Alternative Minimum Tax)
             25   Michigan Housing Development Authority, Rental Housing            10/18 at 100.00            AA            25,478
                     Revenue Bonds, Series 2009A, 5.700%, 10/01/39
                  Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section
                  8 Assisted Multifamily Housing Revenue Refunding Bonds,
                  Clinton Place Project, Series 1992A:
            480      6.600%, 6/01/13                                                12/09 at 100.00           AAA           481,301
          1,500      6.600%, 6/01/22                                                12/09 at 100.00           AAA         1,502,190
------------------------------------------------------------------------------------------------------------------------------------
          7,260   Total Housing/Multifamily                                                                               7,276,800
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.3% (0.2% OF TOTAL INVESTMENTS)
            465   Michigan State Hospital Finance Authority, Revenue Bonds,          5/15 at 100.00           N/R           330,880
                     Presbyterian Villages of Michigan Obligated Group, Series
                     2005, 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
          1,050   Dickinson County Economic Development Corporation, Michigan,      11/14 at 100.00           BBB           978,621
                     Pollution Control Revenue Bonds, International Paper
                     Company, Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 55.3% (37.0% OF TOTAL INVESTMENTS)
$         1,475   Anchor Bay School District, Macomb and St. Clair Counties,        11/13 at 100.00           AA-   $     1,555,388
                     Michigan, General Obligation Bonds, Series 2003, 5.000%,
                     5/01/21
          2,500   Anchor Bay School District, Macomb and St. Clair Counties,         5/11 at 100.00           AA-         2,602,325
                     Michigan, Unlimited Tax General Obligation Refunding
                     Bonds, Series 2001, 5.000%, 5/01/21
          1,000   Ann Arbor, Michigan, General Obligation Bonds, Court & Police      5/18 at 100.00           AA+         1,029,700
                     Facilities Capital Improvement Series 2008, 5.000%, 5/01/38
            100   Battle Creek School District, Calhoun County, Michigan,            5/17 at 100.00           AAA           100,881
                     General Obligation Bonds, Series 2007, 5.000%, 5/01/37 -
                     FSA Insured
          2,250   Caledonia Community Schools, Kent, Allegan and Barry               5/15 at 100.00           AA-         2,332,913
                     Counties, Michigan, General Obligation Bonds, Series 2005,
                     5.000%, 5/01/26 - NPFG Insured
          1,501   Caledonia Community Schools, Kent, Allegan and Barry               5/17 at 100.00           AA-         1,485,885
                     Counties, Michigan, General Obligation Bonds, Tender
                     Option Bond Trust 2008-1096, 7.559%, 5/01/32 - NPFG
                     Insured (IF)
                  Detroit City School District, Wayne County, Michigan, General
                  Obligation Bonds, Series 2002A:
          1,815      6.000%, 5/01/20 - FGIC Insured                                    No Opt. Call           AA-         1,924,953
            750      6.000%, 5/01/21 - FGIC Insured                                    No Opt. Call           AA-           791,640
          2,500   Detroit City School District, Wayne County, Michigan, General      5/13 at 100.00            AA         2,415,750
                     Obligation Bonds, Series 2003B, 5.000%, 5/01/23 - FGIC
                     Insured
                  Detroit-Wayne County Stadium Authority, Michigan, Limited Tax
                  General Obligation Building Authority Stadium Bonds, Series
                  1997:
            770      5.500%, 2/01/17 - FGIC Insured                                 11/09 at 100.00             A           770,131
          6,990      5.250%, 2/01/27 - FGIC Insured                                  2/10 at 100.00             A         6,990,139
            860   Grand Rapids, Michigan, General Obligation Bonds, Series           9/17 at 100.00            AA           921,241
                     2007, 5.000%, 9/01/24 - NPFG Insured
          1,500   Hartland Consolidated School District, Livingston County,          5/11 at 100.00           AA-         1,508,595
                     Michigan, General Obligation Refunding Bonds, Series 2001,
                     5.125%, 5/01/29
          1,650   Holly Area School District, Oakland County, Michigan, General      5/16 at 100.00           AA-         1,685,937
                     Obligation Bonds, Series 2006, 5.125%, 5/01/32 - NPFG
                     Insured
          2,000   Howell Public Schools, Livingston County, Michigan, General       11/13 at 100.00           AA-         2,094,100
                     Obligation Bonds, Series 2003, 5.000%, 5/01/22
          1,250   Kalamazoo Public Schools, Michigan, General Obligation Bonds,      5/16 at 100.00           AAA         1,316,238
                     Series 2006, 5.000%, 5/01/25 - FSA Insured
            500   Lansing School District, Ingham County, Michigan, General          5/14 at 100.00           AA-           523,580
                     Obligation Bonds, Series 2004, 5.000%, 5/01/22
          1,000   Livonia Public Schools, Wayne County, Michigan, General            5/14 at 100.00           AA-         1,070,650
                     Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - NPFG
                     Insured
            865   Lowell Area Schools, Counties of Ionia and Kent, Michigan,         5/17 at 100.00           AAA           872,621
                     General Obligation Bonds, Series 2007, 5.000%, 5/01/37 -
                     FSA Insured
            425   Marshall Public Schools, Calhoun County, Michigan, General         5/17 at 100.00           AA-           435,026
                     Obligation Bonds, Series 2007, 5.000%, 5/01/30 - SYNCORA
                     GTY Insured
          1,000   Michigan Municipal Bond Authority, General Obligation Bonds,       6/15 at 100.00           AAA         1,071,540
                     Detroit City School District, Series 2005, 5.000%, 6/01/18
                     - FSA Insured
                  Michigan, General Obligation Bonds, Environmental Protection
                  Program, Series 2003A:
          1,000      5.250%, 5/01/20                                                 5/13 at 100.00           AA-         1,042,290
          2,000      5.250%, 5/01/21                                                 5/13 at 100.00           AA-         2,074,480
            800   Michigan, General Obligation Bonds, Environmental Protection       5/19 at 100.00           AA-           849,208
                     Program, Series 2009A, 5.500%, 11/01/25
          1,450   Oakland Intermediate School District, Oakland County,              5/17 at 100.00           AAA         1,474,839
                     Michigan, General Obligation Bonds, Series 2007, 5.000%,
                     5/01/36 - FSA Insured
          3,500   Ottawa County, Michigan, Water Supply System, General              8/17 at 100.00           Aa1         3,612,980
                     Obligation Bonds, Series 2007, 5.000%, 8/01/30 - NPFG
                     Insured (UB)
          1,100   Oxford Area Community Schools, Oakland and Lapeer Counties,        5/14 at 100.00           AAA         1,142,405
                     Michigan, General Obligation Bonds, Series 2004, 5.000%,
                     5/01/25 - FSA Insured

30 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$           805   Parchment School District, Kalamazoo County, Michigan,             5/17 at 100.00           AAA   $       762,850
                     General Obligation Bonds, Tender Option Bond Trust 2836,
                     10.521%, 5/01/36 - FSA Insured (IF)
          1,000   Rockford Public Schools, Kent County, Michigan, General            5/15 at 100.00           AAA         1,032,780
                     Obligation Bonds, Series 2005, 5.000%, 5/01/27 - FSA
                     Insured
          1,000   Rockford Public Schools, Kent County, Michigan, General            5/18 at 100.00           AAA         1,015,400
                     Obligation Bonds, Series 2008, 5.000%, 5/01/33 - FSA
                     Insured
            125   South Haven, Van Buren County, Michigan, General Obligation       12/19 at 100.00           AAA           129,068
                     Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 -
                     AGC Insured
          1,100   Thornapple Kellogg School District, Barry County, Michigan,        5/17 at 100.00           AA-         1,118,139
                     General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                     NPFG Insured
          1,500   Trenton Public Schools District, Michigan, General Obligation      5/18 at 100.00           AAA         1,519,905
                     Bonds, Series 2008, 5.000%, 5/01/34 - FSA Insured
          1,350   Van Dyke Public Schools, Macomb County, Michigan, General          5/18 at 100.00           AAA         1,362,204
                     Obligation Bonds, School Building and Site, Series 2008,
                     5.000%, 5/01/38 - FSA Insured
          2,830   Warren Consolidated School District, Macomb and Oakland            5/13 at 100.00           AA-         2,946,738
                     Counties, Michigan, General Obligation Refunding Bonds,
                     Series 2003, 5.250%, 5/01/20
                  Wayne County, Michigan, Limited Tax General Obligation Airport
                  Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                  Airport, Series 2001A:
          1,500      5.500%, 12/01/18 - NPFG Insured                                12/11 at 101.00             A         1,559,895
          4,435      5.000%, 12/01/30 - NPFG Insured                                12/11 at 101.00             A         4,321,375
------------------------------------------------------------------------------------------------------------------------------------
         58,196   Total Tax Obligation/General                                                                           59,463,789
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 21.0% (14.1% OF TOTAL INVESTMENTS)
          2,880   Michigan Building Authority, Revenue Bonds, Series 2006IA,        10/16 at 100.00            A+         2,732,458
                     5.000%, 10/15/36 - FGIC Insured
                  Michigan State Building Authority, Revenue Bonds, Facilities
                  Program, Series 2001I:
          2,570      5.500%, 10/15/19                                               10/11 at 100.00            A+         2,636,023
          6,500      5.000%, 10/15/24                                               10/11 at 100.00            A+         6,547,709
          1,600   Michigan State Building Authority, Revenue Bonds, Facilities      10/15 at 100.00            A+         1,587,536
                     Program, Series 2005II, 5.000%, 10/15/30 - AMBAC Insured
                  Michigan State Building Authority, Revenue Refunding Bonds,
                  Facilities Program, Series 2003II:
          5,000      5.000%, 10/15/22 - NPFG Insured                                10/13 at 100.00            A+         5,038,599
          2,480      5.000%, 10/15/23 - NPFG Insured                                10/13 at 100.00            A+         2,489,027
          1,500   Michigan, Comprehensive Transportation Revenue Refunding          11/11 at 100.00           AAA         1,582,230
                     Bonds, Series 2001A, 5.000%, 11/01/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         22,530   Total Tax Obligation/Limited                                                                           22,613,582
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 0.2% (0.1% OF TOTAL INVESTMENTS)
            230   Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford       1/17 at 100.00           AAA           235,371
                     International Airport, Series 2007, 5.000%, 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 19.3% (12.9% OF TOTAL INVESTMENTS) (4)
            915   Detroit, Michigan, Second Lien Sewerage Disposal System            7/15 at 100.00         A (4)         1,059,671
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded
                     7/01/15) - MBIA Insured
          1,385   Detroit, Michigan, Senior Lien Water Supply System Revenue         7/11 at 100.00        A+ (4)         1,479,983
                     Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded
                     7/01/11) - FGIC Insured
          2,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,         1/10 at 101.00           Aaa         2,056,080
                     Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                     FGIC Insured
            500   Lansing School District, Ingham County, Michigan, General          5/14 at 100.00       AA- (4)           571,825
                     Obligation Bonds, Series 2004, 5.000%, 5/01/22
                     (Pre-refunded 5/01/14)
             75   Michigan South Central Power Agency, Power Supply System             No Opt. Call        A3 (4)            80,836
                     Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)
          1,500   Michigan State Building Authority, Revenue Bonds, Facilities      10/10 at 100.00        A+ (4)         1,580,595
                     Program, Series 2000I, 5.375%, 10/15/20 (Pre-refunded
                     10/15/10)

                                                           Nuveen Investments 31

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         2,500   Michigan State Hospital Finance Authority, Hospital Revenue       11/09 at 101.00           AAA   $     2,554,525
                     Bonds, Ascension Health Credit Group, Series 1999A,
                     6.125%, 11/15/26 (Pre-refunded 11/15/09)
          3,075   Michigan State Hospital Finance Authority, Hospital Revenue       11/09 at 101.00        A1 (4)         3,140,744
                     Bonds, Henry Ford Health System, Series 1999A, 6.000%,
                     11/15/24 (Pre-refunded 11/15/09)
          1,500   Michigan State Hospital Finance Authority, Hospital Revenue        3/13 at 100.00        A1 (4)         1,712,910
                     Refunding Bonds, Henry Ford Health System, Series 2003A,
                     5.625%, 3/01/17 (Pre-refunded 3/01/13)
            500   Michigan State Hospital Finance Authority, Hospital Revenue       11/11 at 101.00        A+ (4)           556,080
                     Refunding Bonds, Sparrow Obligated Group, Series 2001,
                     5.625%, 11/15/31 (Pre-refunded 11/15/11)
          2,465   Michigan State Hospital Finance Authority, Hospital Revenue       11/09 at 100.00       N/R (4)         2,471,606
                     Refunding Bonds, St. John's Hospital, Series 1993A,
                     6.000%, 5/15/13 - AMBAC Insured (ETM)
                  Michigan State Hospital Finance Authority, Revenue Bonds,
                  Chelsea Community Hospital, Series 2005:
            425      5.000%, 5/15/25 (Pre-refunded 5/15/15)                          5/15 at 100.00           AAA           492,171
            150      5.000%, 5/15/30 (Pre-refunded 5/15/15)                          5/15 at 100.00           AAA           173,708
          1,000   Otsego Public Schools District, Allegan and Kalamazoo              5/14 at 100.00           AAA         1,143,650
                     Counties, Michigan, General Obligation Bonds, Series 2004,
                     5.000%, 5/01/25 (Pre-refunded 5/01/14) - FSA Insured
          1,425   Walled Lake Consolidated School District, Oakland County,          5/14 at 100.00       AA- (4)         1,645,590
                     Michigan, General Obligation Bonds, Series 2004, 5.250%,
                     5/01/20 (Pre-refunded 5/01/14) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,415   Total U.S. Guaranteed                                                                                  20,719,974
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 15.2% (10.2% OF TOTAL INVESTMENTS)
                  Lansing Board of Water and Light, Michigan, Steam and Electric
                  Utility System Revenue Bonds, Series 2008A:
            125      5.000%, 7/01/28                                                 7/18 at 100.00           AA-           129,969
          2,500      5.000%, 7/01/32                                                 7/18 at 100.00           AA-         2,546,300
          1,000   Michigan Public Power Agency, Revenue Bonds, Combustion            1/12 at 100.00            A2         1,016,570
                     Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC
                     Insured
            925   Michigan South Central Power Agency, Power Supply System             No Opt. Call            A3           969,382
                     Revenue Bonds, Series 2000, 6.000%, 5/01/12
          1,000   Michigan Strategic Fund, Collateralized Limited Obligation         9/09 at 102.00             A           975,250
                     Pollution Control Revenue Refunding Bonds, Detroit Edison
                     Company, Series 1999A, 5.550%, 9/01/29 - NPFG Insured
                     (Alternative  Minimum Tax)
          5,000   Michigan Strategic Fund, Collateralized Limited Obligation         9/11 at 100.00            A2         4,963,899
                     Pollution Control Revenue Refunding Bonds, Detroit Edison
                     Company, Series 2001C, 5.450%, 9/01/29
          3,000   Michigan Strategic Fund, Limited Obligation Pollution Control        No Opt. Call          Baa1         3,021,000
                     Revenue Refunding Bonds, Detroit Edison Company, Series
                     1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) - AMBAC
                     Insured
          3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding     12/12 at 100.00          Baa1         2,690,400
                     Bonds, Detroit Edison Company, Series 2002C, 5.450%,
                     12/15/32 - SYNCORA GTY Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         16,550   Total Utilities                                                                                        16,312,770
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 17.4% (11.6% OF TOTAL INVESTMENTS)
          3,500   Detroit Water Supply System, Michigan, Water Supply System         7/16 at 100.00           AAA         3,445,925
                     Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured
          1,085   Detroit, Michigan, Second Lien Sewerage Disposal System            7/15 at 100.00             A           992,992
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/30 - NPFG Insured
          1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System              No Opt. Call             A         1,489,140
                     Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured
          1,120   Detroit, Michigan, Senior Lien Sewerage Disposal System            7/13 at 100.00           AAA         1,151,360
                     Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured
          1,330   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,       7/15 at 100.00           AA+         1,359,593
                     Series 2005, 5.000%, 1/01/30 - NPFG Insured
            450   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,       1/18 at 100.00           AA+           457,637
                     Series 2008, 5.000%, 1/01/38

32 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$           425   Grand Rapids, Michigan, Water Supply System Revenue Bonds,         1/19 at 100.00           AAA   $       432,234
                     Series 2009, 5.100%, 1/01/39 - AGC Insured
          1,000   Michigan Municipal Bond Authority, Water Revolving Fund           10/17 at 100.00           AAA         1,067,390
                     Revenue Bonds, Series 2007, 5.000%, 10/01/24
          8,245   North Kent Sewer Authority, Michigan, Sewer Revenue Bonds,        11/16 at 100.00            A+         8,288,776
                     Series 2006, 5.000%, 11/01/31 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         18,655   Total Water and Sewer                                                                                  18,685,047
------------------------------------------------------------------------------------------------------------------------------------
$       159,406   Total Investments (cost $159,346,389) - 149.6%                                                        160,808,680
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.2)%                                                                     (2,330,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.5%                                                                    2,741,640
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (49.9)% (5)                                                  (53,700,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   107,520,320
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 33

NZW | Nuveen Michigan Dividend Advantage Municipal Fund
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 1.2% (0.8% OF TOTAL INVESTMENTS)
$           400   Michigan Tobacco Settlement Finance Authority, Tobacco             6/18 at 100.00          Baa3   $       351,720
                     Settlement Asset-Backed Revenue  Bonds, Series 2008A,
                     6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 5.9% (4.0% OF TOTAL INVESTMENTS)
            500   Concord Academy, Boyne City, Michigan, Certificates of            11/17 at 100.00           N/R           378,365
                     Participation, Series 2007, 5.450%, 11/01/22
          1,150   Michigan Higher Education Facilities Authority, Limited            9/11 at 100.00           N/R         1,142,192
                     Obligation Revenue Refunding Bonds, Kettering University,
                     Series 2001, 5.000%, 9/01/26 - AMBAC Insured
            250   Michigan Public Educational Facilities Authority, Charter         12/17 at 100.00           N/R           183,235
                     School Revenue Bonds, American Montessori Academy, Series
                     2007, 6.500%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
          1,900   Total Education and Civic Organizations                                                                 1,703,792
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 13.9% (9.3% OF TOTAL INVESTMENTS)
            500   Garden City Hospital Finance Authority, Michigan, Revenue          8/17 at 100.00           N/R           259,720
                     Bonds, Garden City Hospital Obligated Group, Series 2007A,
                     5.000%, 8/15/38
            725   Michigan State Hospital Finance Authority, Hospital Revenue        4/13 at 100.00             A           642,292
                     Bonds, Oakwood Obligated Group, Series 2002A, 5.750%,
                     4/01/32
            150   Michigan State Hospital Finance Authority, Hospital Revenue        6/19 at 100.00           AAA           154,712
                     Bonds, Mid-Michigan Obligated Group, Series 2009A, 5.875%,
                     6/01/39 - AGC Insured
            610   Michigan State Hospital Finance Authority, Hospital Revenue        1/10 at 100.00            BB           558,784
                     Refunding Bonds, Sinai Hospital, Series 1995, 6.625%,
                     1/01/16
                  Michigan State Hospital Finance Authority, Revenue Bonds,
                  Marquette General Hospital, Series 2005A:
            400      5.000%, 5/15/26                                                 5/15 at 100.00          Baa3           323,064
            400      5.000%, 5/15/34                                                 5/15 at 100.00          Baa3           287,028
            100   Royal Oak Hospital Finance Authority, Michigan, Hospital           9/18 at 100.00            A1           114,723
                     Revenue Bonds, William Beaumont Hospital, Refunding Series
                     2009V, 8.250%, 9/01/39
          1,800   Royal Oak Hospital Finance Authority, Michigan, Hospital          11/11 at 100.00            A1         1,639,476
                     Revenue Bonds, William Beaumont Hospital, Series 2001M,
                     5.250%, 11/15/31 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,685   Total Health Care                                                                                       3,979,799
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 7.0% (4.7% OF TOTAL INVESTMENTS)
          1,700   Michigan Housing Development Authority, GNMA Collateralized        8/12 at 102.00           Aaa         1,709,520
                     Limited Obligation Multifamily Housing Revenue Bonds,
                     Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31
                     (Alternative Minimum Tax)
            200   Michigan Housing Development Authority, Rental Housing             7/15 at 100.00           AAA           201,036
                     Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                     (Alternative Minimum Tax)
            100   Michigan Housing Development Authority, Rental Housing            10/18 at 100.00            AA           101,911
                     Revenue Bonds, Series 2009A, 5.700%, 10/01/39
------------------------------------------------------------------------------------------------------------------------------------
          2,000   Total Housing/Multifamily                                                                               2,012,467
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)
            500   Michigan Strategic Fund, Limited Obligation Revenue Bonds,           No Opt. Call           BBB           475,060
                     Republic Services Inc., Series 2001, 4.250%, 8/01/31
                     (Mandatory put 4/01/14) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.8% (0.6% OF TOTAL INVESTMENTS)
            335   Michigan State Hospital Finance Authority, Revenue Bonds,          5/15 at 100.00           N/R           238,376
                     Presbyterian Villages of Michigan Obligated Group, Series
                     2005, 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 49.6% (33.1% OF TOTAL INVESTMENTS)
$           200   Ann Arbor, Michigan, General Obligation Bonds, Court & Police      5/18 at 100.00           AA+   $       205,940
                     Facilities Capital Improvement Series 2008, 5.000%, 5/01/38
            437   Caledonia Community Schools, Kent, Allegan and Barry Counties,     5/17 at 100.00           AA-           432,599
                     Michigan, General Obligation Bonds, Tender Option Bond
                     Trust 2008-1096, 7.559%, 5/01/32 - NPFG Insured (IF)
             50   Detroit-Wayne County Stadium Authority, Michigan, Limited Tax      2/10 at 100.00             A            50,009
                     General Obligation Building Authority Stadium Bonds, Series
                     1997, 5.500%, 2/01/17 - FGIC Insured
            300   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,     9/17 at 100.00            AA           316,581
                     5.000%, 9/01/27 - NPFG Insured
            940   Huron Valley School District, Oakland and Livingston Counties,    11/11 at 100.00           AA-           960,445
                     Michigan, General Obligation Bonds, Series 2001, 5.000%,
                     5/01/27
            500   Jackson Public Schools, Jackson County, Michigan, General          5/14 at 100.00           AAA           523,580
                     Obligation School Building and Site Bonds, Series 2004,
                     5.000%, 5/01/22 - FSA Insured
            430   Lowell Area Schools, Counties of Ionia and Kent, Michigan,         5/17 at 100.00           AAA           433,788
                     General Obligation Bonds, Series 2007, 5.000%, 5/01/37 -
                     FSA Insured
            400   Michigan Municipal Bond Authority, General Obligation Bonds,       6/15 at 100.00           AAA           428,616
                     Detroit City School District, Series 2005, 5.000%, 6/01/18
                     - FSA Insured
            100   Michigan, General Obligation Bonds, Environmental Protection       5/19 at 100.00           AA-           106,151
                     Program, Series 2009A, 5.500%, 11/01/25
          1,150   Muskegon County, Michigan, Limited Tax General Obligation          7/11 at 100.00           AA-         1,168,849
                     Wastewater Management System 2 Revenue Bonds, Series 2002,
                     5.000%, 7/01/26 - FGIC Insured
          1,410   New Haven Community Schools, Macomb County, Michigan, General      5/16 at 100.00           AAA         1,474,663
                     Obligation Bonds, Series 2006, 5.000%, 5/01/25 - FSA
                     Insured
            400   Oakland Intermediate School District, Oakland County,              5/17 at 100.00           AAA           406,852
                     Michigan, General Obligation Bonds, Series 2007, 5.000%,
                     5/01/36 - FSA Insured
          1,000   Ottawa County, Michigan, Water Supply System, General              8/17 at 100.00           Aa1         1,032,280
                     Obligation Bonds, Series 2007, 5.000%, 8/01/30 - NPFG
                     Insured (UB)
            235   Parchment School District, Kalamazoo County, Michigan, General     5/17 at 100.00           AAA           222,695
                     Obligation Bonds, Tender Option Bond Trust 2836, 10.521%,
                     5/01/36 - FSA Insured (IF)
            750   Plainwell Community Schools, Allegan County, Michigan, General     5/18 at 100.00           AAA           780,443
                     Obligation Bonds, School Building & Site, Series 2008,
                     5.000%, 5/01/28 - AGC Insured
            100   Rockford Public Schools, Kent County, Michigan, General            5/18 at 100.00           AAA           101,540
                     Obligation Bonds, Series 2008, 5.000%, 5/01/33 - FSA
                     Insured
             25   South Haven, Van Buren County, Michigan, General Obligation       12/19 at 100.00           AAA            25,814
                     Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 -
                     AGC Insured
            330   Thornapple Kellogg School District, Barry County, Michigan,        5/17 at 100.00           AA-           335,442
                     General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                     NPFG Insured
            100   Trenton Public Schools District, Michigan, General Obligation      5/18 at 100.00           AAA           101,327
                     Bonds, Series 2008, 5.000%, 5/01/34 - FSA Insured
            225   Van Dyke Public Schools, Macomb County, Michigan, General          5/18 at 100.00           AAA           227,034
                     Obligation Bonds, School Building and Site, Series 2008,
                     5.000%, 5/01/38 - FSA Insured
                  Washtenaw County, Michigan, Limited Tax General Obligation
                  Bonds, Sylvan Township Water and Wastewater System, Series
                  2001:
            500      5.000%, 5/01/19 - NPFG Insured                                 11/09 at 100.50           AA+           505,100
            800      5.000%, 5/01/20 - NPFG Insured                                 11/09 at 100.50           AA+           808,160
          1,690   Wayne County, Michigan, Limited Tax General Obligation Airport    12/11 at 101.00             A         1,646,702
                     Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                     Airport, Series 2001A, 5.000%, 12/01/30 - NPFG Insured
            500   Wayne Westland Community Schools, Michigan, General Obligation    11/14 at 100.00           AAA           560,605
                     Bonds, Series 2004, 5.000%, 5/01/17 - FSA Insured
          1,300   Willow Run Community Schools, Washtenaw County, Michigan,          5/11 at 100.00           AA-         1,353,209
                     General Obligation Bonds, Series 2001, 5.000%, 5/01/21
------------------------------------------------------------------------------------------------------------------------------------
         13,872   Total Tax Obligation/General                                                                           14,208,424
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 14.8% (9.9% OF TOTAL INVESTMENTS)
$         1,100   Grand Rapids Building Authority, Kent County, Michigan,           10/11 at 100.00            AA   $     1,126,895
                     Limited Tax General Obligation Bonds, Series 2001, 5.125%,
                     10/01/26 - NPFG Insured
            770   Kalkaska County Hospital Authority, Michigan, Hospital Revenue       No Opt. Call           N/R           754,485
                     Bonds, Series 2007, 5.125%, 5/01/14
                  Michigan Building Authority, Revenue Bonds, Series 2006IA:
          1,520      0.000%, 10/15/28 - FGIC Insured                                 10/16 at 55.35           AAA           470,805
            720      5.000%, 10/15/36 - FGIC Insured                                10/16 at 100.00            A+           683,114
          1,205   Michigan State Building Authority, Revenue Bonds, Facilities      10/11 at 100.00            A+         1,213,845
                     Program, Series 2001I, 5.000%, 10/15/24
------------------------------------------------------------------------------------------------------------------------------------
          5,315   Total Tax Obligation/Limited                                                                            4,249,144
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 21.2% (14.2% OF TOTAL INVESTMENTS) (4)
          1,000   Detroit City School District, Wayne County, Michigan,              5/12 at 100.00           AAA         1,112,720
                     Unlimited Tax School Building and Site Improvement Bonds,
                     Series 2001A, 5.500%, 5/01/21 (Pre-refunded 5/01/12) - FSA
                     Insured
            720   Detroit, Michigan, Senior Lien Sewerage Disposal System            7/13 at 100.00           AAA           812,225
                     Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded
                     7/01/13) - FSA Insured
          1,000   Garden City School District, Wayne County, Michigan, General       5/11 at 100.00       AA- (4)         1,070,230
                     Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/26
                     (Pre-refunded 5/01/11)
          1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,          7/11 at 101.00        AA (4)         1,088,770
                     Spectrum Health, Series 2001A, 5.250%, 1/15/21
                     (Pre-refunded 7/15/11)
                  Michigan State Hospital Finance Authority, Revenue Bonds,
                  Chelsea Community Hospital, Series 2005:
            425      5.000%, 5/15/30 (Pre-refunded 5/15/15)                          5/15 at 100.00           AAA           492,171
            335      5.000%, 5/15/37 (Pre-refunded 5/15/15)                          5/15 at 100.00           AAA           387,947
                  Puerto Rico Public Finance Corporation, Commonwealth
                  Appropriation Bonds, Series 2002E:
             85      6.000%, 8/01/26 (ETM)                                             No Opt. Call      BBB- (4)           103,799
            615      6.000%, 8/01/26 (ETM)                                             No Opt. Call           AAA           751,020
            250   Warren Building Authority, Michigan, Limited Tax General          11/10 at 100.00        AA (4)           263,568
                     Obligation Bonds, Series 2001, 5.150%, 11/01/22
                     (Pre-refunded 11/01/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,430   Total U.S. Guaranteed                                                                                   6,082,450
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 18.9% (12.6% OF TOTAL INVESTMENTS)
          1,115   Lansing Board of Water and Light, Michigan, Steam and Electric     7/13 at 100.00           AAA         1,160,436
                     Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21
                     - FSA Insured
                  Lansing Board of Water and Light, Michigan, Steam and Electric
                  Utility System Revenue Bonds, Series 2008A:
             50      5.000%, 7/01/28                                                 7/18 at 100.00           AA-            51,988
            750      5.000%, 7/01/32                                                 7/18 at 100.00           AA-           763,890
          1,235   Michigan Public Power Agency, Revenue Bonds, Combustion            1/12 at 100.00            A2         1,241,360
                     Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 - AMBAC
                     Insured
          2,215   Michigan Strategic Fund, Collateralized Limited Obligation         9/11 at 100.00            A-         2,186,291
                     Pollution Control Revenue Refunding Bonds, Fixed Rate
                     Conversion, Detroit Edison Company, Series 1999C, 5.650%,
                     9/01/29 - SYNCORA GTY Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          5,365   Total Utilities                                                                                         5,403,965
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 14.5% (9.7% OF TOTAL INVESTMENTS)
          1,000   Detroit Water Supply System, Michigan, Water Supply System         7/16 at 100.00           AAA           984,550
                     Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured
          1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System              No Opt. Call             A           992,760
                     Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured
            280   Detroit, Michigan, Senior Lien Sewerage Disposal System            7/13 at 100.00           AAA           287,840
                     Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured
            125   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,       1/18 at 100.00           AA+           127,121
                     Series 2008, 5.000%, 1/01/38
            150   Grand Rapids, Michigan, Water Supply System Revenue Bonds,         1/19 at 100.00           AAA           152,553
                     Series 2009, 5.100%, 1/01/39 - AGCInsured

36 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         1,000   Michigan Municipal Bond Authority, Clean Water Revolving Fund     10/15 at 100.00           AAA   $     1,081,240
                     Revenue Bonds, Series 2005, 5.000%, 10/01/19
            500   Michigan Municipal Bond Authority, Water Revolving Fund           10/17 at 100.00           AAA           536,300
                     Revenue Bonds, Series 2007, 5.000%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------
          4,055   Total Water and Sewer                                                                                   4,162,364
------------------------------------------------------------------------------------------------------------------------------------
$        43,857   Total Investments (cost $42,705,638) - 149.5%                                                          42,867,561
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.3)%                                                                       (665,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.6%                                                                      747,932
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (49.8)% (5)                                                  (14,275,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    28,675,493
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 37

NUO | Nuveen Ohio Quality Income Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 7.7% (5.2% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
$         4,735      5.875%, 6/01/30                                                 6/17 at 100.00           BBB   $     4,014,380
          1,650      5.750%, 6/01/34                                                 6/17 at 100.00           BBB         1,310,001
          8,450      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         6,232,804
            120   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         5/12 at 100.00           BBB           114,953
                     Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
         14,955   Total Consumer Staples                                                                                 11,672,138
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 15.1% (10.2% OF TOTAL INVESTMENTS)
          1,650   Ohio Higher Education Facilities Commission, General Revenue       7/16 at 100.00            A+         1,621,488
                     Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41
          1,750   Ohio Higher Education Facilities Commission, General Revenue      10/13 at 100.00            AA         1,839,933
                     Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24
          1,000   Ohio Higher Education Facilities Commission, Revenue Bonds,       12/15 at 100.00          Baa2           836,270
                     Wittenberg University, Series 2005, 5.000%, 12/01/29
          2,420   Ohio Higher Educational Facilities Commission, General            12/16 at 100.00             A         2,452,113
                     Revenue Bonds, University of Dayton, 2006 Project, Series
                     2006, 5.000%, 12/01/30 - AMBAC Insured
          1,415   Ohio Higher Educational Facilities Commission, Revenue Bonds,     11/14 at 100.00            AA         1,475,548
                     Denison University, Series 2004, 5.000%, 11/01/21
          1,320   Ohio Higher Educational Facilities Commission, Revenue Bonds,     12/14 at 100.00             A         1,338,757
                     University of Dayton, Series 2004, 5.000%, 12/01/25 -
                     AMBAC Insured
          1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,     12/11 at 100.00          Baa2         1,003,890
                     Wittenberg University, Series 2001, 5.500%, 12/01/15
          1,500   Ohio State Higher Education Facilities, Revenue Bonds, Case       12/16 at 100.00           AA-         1,530,045
                     Western Reserve University, Series 2006, 5.000%, 12/01/44
                     - NPFG Insured
          1,200   Ohio State University, General Receipts Bonds, Series 2002A,      12/12 at 100.00            AA         1,214,760
                     5.125%, 12/01/31
          3,000   Ohio State University, General Receipts Bonds, Series 2003B,       6/13 at 100.00            AA         3,207,870
                     5.250%, 6/01/22
          1,510   University of Akron, Ohio, General Receipts Bonds, Series          1/13 at 100.00            A2         1,575,096
                     2003A, 5.000%, 1/01/21 - AMBAC Insured
            850   University of Cincinnati, Ohio, General Receipts Bonds,            6/13 at 100.00            A+           872,687
                     Series 2003C, 5.000%, 6/01/22 - FGIC Insured
                  University of Cincinnati, Ohio, General Receipts Bonds,
                  Series 2004D:
          1,200      5.000%, 6/01/19 - AMBAC Insured                                 6/14 at 100.00            A+         1,258,200
          2,605      5.000%, 6/01/25 - AMBAC Insured                                 6/14 at 100.00            A+         2,658,845
------------------------------------------------------------------------------------------------------------------------------------
         22,420   Total Education and Civic Organizations                                                                22,885,502
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 20.2% (13.7% OF TOTAL INVESTMENTS)
          2,000   Akron, Bath and Copley Joint Township Hospital District,          11/09 at 101.00          Baa1         1,880,060
                     Ohio, Hospital Facilities Revenue Bonds, Summa Health
                     System, Series 1998A, 5.375%, 11/15/24
          3,405   Butler County, Ohio, Hospital Facilities Revenue Bonds,            5/16 at 100.00           N/R         2,877,770
                     Cincinnati Children's Medical Center Project, Series
                     2006K, 5.000%, 5/15/31 - FGIC Insured
          1,000   Cuyahoga County, Ohio, Hospital Revenue Refunding and              2/10 at 100.00             A         1,000,420
                     Improvement Bonds, MetroHealth System, Series 1997,
                     5.625%, 2/15/17 - NPFG Insured
          2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland          7/13 at 100.00           Aa2         2,097,940
                     Clinic Health System, Series 2003A, 6.000%, 1/01/32
          4,500   Erie County, Ohio, Hospital Facilities Revenue Bonds,              8/12 at 101.00             A         3,834,360
                     Firelands Regional Medical Center, Series 2002A, 5.625%,
                     8/15/32
          1,000   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide         11/18 at 100.00           Aa2           932,810
                     Children's Hospital Project, Series 2005, 5.000%, 11/01/40
          2,455   Hamilton County, Ohio, Revenue Bonds, Children's Hospital          5/14 at 100.00             A         2,518,830
                     Medical Center, Series 2004J, 5.250%, 5/15/16 - FGIC
                     Insured
            785   Miami County, Ohio, Hospital Facilities Revenue Refunding          5/16 at 100.00            A-           727,200
                     Bonds, Upper Valley Medical Center Inc., Series 2006,
                     5.250%, 5/15/21

38 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
                  Montgomery County, Ohio, Revenue Bonds, Catholic Health
                  Initiatives, Series 2004A:
$         1,500      5.000%, 5/01/30                                                 5/14 at 100.00            AA   $     1,503,615
          2,500      5.000%, 5/01/32                                                   No Opt. Call            AA         2,476,400
          1,350   Montgomery County, Ohio, Revenue Bonds, Miami Valley              11/14 at 100.00           Aa3         1,385,951
                     Hospital, Series 2009A, 6.250%, 11/15/39
          1,315   Ohio Higher Educational Facilities Commission, Revenue Bonds,      1/18 at 100.00           Aa2         1,368,534
                     Cleveland Clinic Health System Obligated Group, Series
                     2008A, 5.000%, 1/01/25
          1,000   Ohio State Higher Educational Facilities Commission, Hospital      1/15 at 100.00             A         1,039,020
                     Revenue Bonds, University Hospitals Health System, Series
                     2009, 6.750%, 1/15/39
          2,700   Ohio State, Hospital Facility Revenue Refunding Bonds,             1/19 at 100.00           AA-         2,809,188
                     Cleveland Clinic Health System Obligated Group, Tender
                     Option Bond Trust 3551, 19.787%, 1/01/39 (IF)
            830   Richland County, Ohio, Hospital Facilities Revenue                11/10 at 101.00            A-           841,031
                     Improvement Bonds, MedCentral Health System Obligated
                     Group, Series 2000B, 6.375%, 11/15/30
          1,200   Richland County, Ohio, Hospital Revenue Bonds, MidCentral         11/16 at 100.00            A-         1,055,208
                     Health System Group, Series 2006, 5.250%, 11/15/36
            600   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena        12/18 at 100.00             A           608,100
                     Health System Series 2008, 5.750%, 12/01/35
          1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,       10/11 at 101.00          Baa1         1,706,125
                     Union Hospital Project, Series 2001, 5.750%, 10/01/21 -
                     RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
         31,845   Total Health Care                                                                                      30,662,562
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 6.5% (4.4% OF TOTAL INVESTMENTS)
          1,385   Clermont County, Ohio, GNMA Collateralized Mortgage Revenue        2/10 at 100.00           Aaa         1,385,970
                     Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30
                  Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
                  Mortgage Revenue Bonds, Longwood Phase One Associates LP,
                  Series 2001A:
          2,475      5.350%, 1/20/21 (Alternative Minimum Tax)                       7/11 at 102.00           Aaa         2,514,724
          2,250      5.450%, 1/20/31 (Alternative Minimum Tax)                       7/11 at 102.00           Aaa         2,252,183
            985   Franklin County, Ohio, FHA-Insured Multifamily Housing             1/10 at 100.00           Aa2           985,207
                     Mortgage Revenue Bonds, Hamilton Creek Apartments Project,
                     Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)
            800   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing      10/18 at 101.00           Aaa           802,408
                     Revenue Bonds, Canterbury Court Project, Series 2007,
                     5.500%, 10/20/42 (Alternative Minimum Tax)
            850   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing       6/16 at 102.00           AAA           755,166
                     Mortgage Revenue Bonds, Madonna Homes, Series 2006M,
                     4.900%, 6/20/48 (Alternative Minimum Tax)
          1,200   Summit County Port Authority, Ohio, Multifamily Housing            9/17 at 102.00           AAA         1,151,232
                     Revenue Bonds, Callis Tower Apartments Project, Series
                     2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          9,945   Total Housing/Multifamily                                                                               9,846,890
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 2.6% (1.7% OF TOTAL INVESTMENTS)
          1,240   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       9/09 at 101.00           Aaa         1,242,034
                     Program Residential Mortgage Revenue Bonds, Series 1997B,
                     5.400%, 9/01/29 (Alternative Minimum Tax)
            745   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       9/09 at 100.75           Aaa           740,038
                     Program Residential Mortgage Revenue Bonds, Series
                     1998A-1, 5.300%, 9/01/19 - FSA Insured (Alternative
                     Minimum Tax)
          1,995   Ohio Housing Finance Agency, Single Family Mortgage Revenue        9/15 at 100.00           Aaa         1,900,377
                     Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,980   Total Housing/Single Family                                                                             3,882,449
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 2.2% (1.5% OF TOTAL INVESTMENTS)
            840   Cleveland-Cuyahoga County Port Authority, Ohio, Development       11/15 at 100.00           N/R           687,481
                     Revenue Bonds, Bond Fund Program - Columbia National Group
                     Project, Series 2005D, 5.000%, 5/15/20 (Alternative
                     Minimum Tax)
          1,360   Cleveland-Cuyahoga County Port Authority, Ohio, Development       11/09 at 101.00           N/R         1,183,404
                     Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18
                     (Alternative Minimum Tax)
          1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds,          2/10 at 100.00           AA-         1,507,275
                     Emery Air Freight Corporation and Emery Worldwide Airlines
                     Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18
------------------------------------------------------------------------------------------------------------------------------------
          3,700   Total Industrials                                                                                       3,378,160
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)
$         2,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,        No Opt. Call             A   $     2,093,000
                     Cargill Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 39.7% (26.8% OF TOTAL INVESTMENTS)
                  Butler County, Ohio, General Obligation Bonds, Series 2002:
          1,345      5.000%, 12/01/21 - NPFG Insured                                12/12 at 100.00           Aa2         1,454,147
          1,200      5.000%, 12/01/22 - NPFG Insured                                12/12 at 101.00           Aa2         1,270,452
          1,500   Centerville City School District, Montgomery County, Ohio,         6/15 at 100.00           Aa2         1,562,190
                     General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                     FSA Insured
          1,000   Central Ohio Solid Waste Authority, General Obligation Bonds,      6/14 at 100.00           AAA         1,109,620
                     Series 2004A, 5.000%, 12/01/15 - AMBAC Insured
          2,600   Cincinnati City School District, Hamilton County, Ohio,           12/12 at 100.00           AAA         2,727,972
                     General Obligation Bonds, Series 2002, 5.250%, 6/01/21 -
                     FSA Insured
          1,000   Cleveland Municipal School District, Cuyahoga County, Ohio,        6/14 at 100.00           AAA         1,035,110
                     General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                     FSA Insured
          1,200   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,     12/14 at 100.00           AA+         1,288,260
                     5.000%, 12/01/21
          1,000   Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%,       6/14 at 100.00           AA-         1,102,130
                     12/01/19 - AMBAC Insured
          1,000   Dublin City School District, Franklin, Delaware and Union         12/13 at 100.00           AAA         1,062,770
                     Counties, Ohio, General Obligation Bonds, Series 2003,
                     5.000%, 12/01/22 - FSA Insured
          1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement           12/10 at 100.00           Aaa         1,022,290
                     Bonds, Series 2000A, 5.000%, 12/01/20
          1,195   Fairview Park City School District, Cuyahoga County, Ohio,         6/15 at 100.00            A2         1,233,443
                     General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                     NPFG Insured
          1,840   Franklin County, Ohio, General Obligation Bonds, Series 2007,     12/17 at 100.00           AAA         1,980,153
                     5.000%, 12/01/28
          1,500   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%,       12/15 at 100.00            AA         1,574,985
                     12/01/32
          1,355   Grove City, Ohio, General Obligation Bonds, Construction &           No Opt. Call           Aa2         1,400,203
                     Improvement Series 2009, 5.125%, 12/01/36
          7,020   Hamilton City School District, Ohio, General Obligation            6/17 at 100.00           AAA         7,279,596
                     Bonds, Series 2007, 5.000%, 12/01/34 - FSA Insured
          1,850   Hilliard School District, Franklin County, Ohio, General          12/15 at 100.00           Aa2         1,943,999
                     Obligation Bonds, School Construction, Series 2005,
                     5.000%, 12/01/26 - NPFG Insured
          3,000   Hilliard School District, Franklin County, Ohio, General          12/16 at 100.00            AA         3,189,150
                     Obligation Bonds, Series 2006A, 5.000%, 12/01/25 - NPFG
                     Insured
          2,580   Indian Lake Local School District, Logan and Auglaize              6/17 at 100.00            A+         2,568,803
                     Counties, Ohio, School Facilities Improvement and
                     Refunding Bonds, Series 2007, 5.000%, 12/01/34 - NPFG
                     Insured
          1,160   Kenston Local School District, Geauga County, Ohio, General        6/13 at 100.00           Aa3         1,220,587
                     Obligation Bonds, Series 2003, 5.000%, 12/01/22 - NPFG
                     Insured
            800   Lakewood City School District, Cuyahoga County, Ohio, General     12/17 at 100.00           AA-           852,280
                     Obligation Bonds, Series 2007, 5.000%, 12/01/25 - FGIC
                     Insured
          2,000   Louisville City School District, Ohio, General Obligation         12/11 at 100.00            A3         1,974,780
                     Bonds, Series 2001, 5.000%, 12/01/29 - FGIC Insured
            505   Marysville Exempted School District, Union County, Ohio,          12/15 at 100.00           AAA           530,119
                     General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                     FSA Insured
            500   Mason City School District, Counties of Warren and Butler,         6/17 at 100.00           Aa1           523,500
                     Ohio, General Obligation Bonds, Series 2007, 5.000%,
                     12/01/31
          1,515   Massillon City School District, Ohio, General Obligation          12/12 at 100.00          Baa1         1,644,108
                     Bonds, Series 2003, 5.250%, 12/01/21 - NPFG Insured
          1,350   Milford Exempted Village School District, Ohio, General           12/18 at 100.00            A2         1,381,671
                     Obligation Bonds, Series 2008, 5.250%, 12/01/36
            640   New Albany Plain Local School District, Franklin County,           6/12 at 100.00           Aa2           693,856
                     Ohio, General Obligation Bonds, Series 2002, 5.500%,
                     12/01/17 - FGIC Insured
          1,000   Newark City School District, Licking County, Ohio, General        12/15 at 100.00             A         1,016,550
                     Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC
                     Insured

40 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$         1,000   Northmor Local School District, Morrow County, Ohio, General      11/18 at 100.00           Aa3   $     1,020,580
                     Obligation School Facilities Construction and Improvement
                     Bonds, Series 2008, 5.000%, 11/01/36
          3,000   Ohio, General Obligation Bonds, Infrastructure Improvements,       2/13 at 100.00           AA+         3,129,570
                     Series 2003F, 5.000%, 2/01/23
          1,510   Painesville City School District, Ohio, General Obligation        12/14 at 100.00             A         1,586,829
                     Bonds, Series 2004, 5.000%, 12/01/22 - FGIC Insured
            280   Plain Local School District, Franklin and Licking Counties,        6/11 at 100.00           Aa2           298,542
                     Ohio, General Obligation Bonds, Series 2000, 6.000%,
                     12/01/20 - FGIC Insured
          1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,      12/11 at 100.00            AA         1,470,129
                     5.000%, 12/01/27 - FGIC Insured
          2,000   Strongsville, Ohio, General Obligation Bonds, Series 2001,        12/11 at 100.00           Aa1         2,114,340
                     5.000%, 12/01/21 - FGIC Insured
             70   Strongsville, Ohio, Limited Tax General Obligation Various        12/09 at 100.00           Aa1            70,284
                     Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21
            100   Sylvania City School District, Ohio, General Obligation            6/17 at 100.00           AAA           103,203
                     School Improvement Bonds, Series 1995, 5.250%, 12/01/36 -
                     AGC Insured
            650   Vandalia Butler City School District, Montgomery County,             No Opt. Call            AA           667,316
                     Ohio, General Obligation Bonds, School Improvement Series
                     2009, 5.125%, 12/01/37
                  Warren City School District, Trumbull County, Ohio, General
                  Obligation Bonds, Series 2004:
          2,515      5.000%, 12/01/20 - FGIC Insured                                 6/14 at 100.00            AA         2,725,355
          1,170      5.000%, 12/01/22 - FGIC Insured                                 6/14 at 100.00            AA         1,238,983
          1,000   West Chester Township, Butler County, Ohio, General               12/13 at 100.00           Aa1         1,018,690
                     Obligation Bonds, Series 2003, 5.000%, 12/01/28 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         57,395   Total Tax Obligation/General                                                                           60,086,545
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 15.0% (10.1% OF TOTAL INVESTMENTS)
          1,380   Columbus, Ohio, Tax Increment Financing Bonds, Easton              6/14 at 100.00          BBB+         1,387,424
                     Project, Series 2004A, 5.000%, 12/01/25 - AMBAC Insured
          3,000   Franklin County, Ohio, Excise Tax and Lease Revenue               12/15 at 100.00           Aaa         3,167,670
                     Anticipation Bonds, Convention Facilities Authority,
                     Series 2005, 5.000%, 12/01/27 - AMBAC Insured
          1,085   Hamilton County Convention Facilities Authority, Ohio, First       6/14 at 100.00            A+         1,152,617
                     Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 - FGIC
                     Insured
          4,600   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00            A2         4,613,523
                     Series 2006, 5.000%, 12/01/32 - AMBAC Insured
          1,000   Hudson City School District, Ohio, Certificates of                 6/14 at 100.00            A1         1,007,910
                     Participation, Series 2004, 5.000%, 6/01/26 - NPFG Insured
                  New Albany Community Authority, Ohio, Community Facilities
                  Revenue Refunding Bonds, Series 2001B:
          1,000      5.500%, 10/01/15 - AMBAC Insured                                4/12 at 100.00            A2         1,030,160
          1,000      5.500%, 10/01/17 - AMBAC Insured                                4/12 at 100.00            A2         1,017,380
            800   Ohio State Building Authority, State Facilities Bonds,             4/15 at 100.00           AAA           832,864
                     Administrative Building Fund Projects, Series 2005A,
                     5.000%, 4/01/25 - FSA Insured
          2,645   Ohio State Building Authority, State Facilities Bonds, Adult       4/14 at 100.00            AA         2,958,697
                     Correctional Building Fund Project, Series 2004A, 5.250%,
                     4/01/15 - NPFG Insured
          1,000   Ohio, State Appropriation Lease Bonds, Mental Health Capital       6/13 at 100.00            AA         1,101,890
                     Facilities, Series 2003B-II, 5.000%, 6/01/16
         23,215   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call            A+         4,450,779
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/34
------------------------------------------------------------------------------------------------------------------------------------
         40,725   Total Tax Obligation/Limited                                                                           22,720,914
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 3.3% (2.2% OF TOTAL INVESTMENTS)
          3,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox                 12/13 at 100.00            A-         2,598,060
                     International Airport, Series 2003C, 5.250%, 12/01/23 -
                     RAAI Insured (Alternative Minimum Tax)
          2,000   Ohio Turnpike Commission, Revenue Refunding Bonds, Series            No Opt. Call            AA         2,334,360
                     1998A, 5.500%, 2/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,000   Total Transportation                                                                                    4,932,420
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 20.8% (14.1% OF TOTAL INVESTMENTS) (4)
$         2,030   Butler County, Ohio, General Obligation Judgment Bonds,           12/12 at 101.00       Aa2 (4)   $     2,307,623
                     Series 2002, 5.250%, 12/01/21 (Pre-refunded 12/01/12)
          1,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox                    No Opt. Call        A- (4)         1,154,600
                     International Airport, Series 2005B, 5.000%, 12/01/14 -
                     SYNCORA GTY Insured (ETM)
          2,000   Garfield Heights City School District, Cuyahoga County, Ohio,     12/11 at 100.00       N/R (4)         2,186,860
                     General Obligation School Improvement Bonds, Series 2001,
                     5.000%, 12/15/26 (Pre-refunded 12/15/11) - MBIA Insured
          1,500   Hamilton County, Ohio, Sewer System Revenue and Improvement        6/10 at 101.00       AA+ (4)         1,574,925
                     Bonds, Metropolitan Sewer District of Greater Cincinnati,
                     Series 2000A, 5.750%, 12/01/25 (Pre-refunded 6/01/10) -
                     MBIA Insured
          1,000   Hilliard School District, Ohio, General Obligation School         12/10 at 101.00        AA (4)         1,074,980
                     Improvement Bonds, Series 2000, 5.750%, 12/01/24
                     (Pre-refunded 12/01/10) - FGIC Insured
          2,000   Lakota Local School District, Butler County, Ohio, Unlimited       6/11 at 100.00       Aa1 (4)         2,151,120
                     Tax General Obligation School Improvement and Refunding
                     Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded
                     6/01/11) - FGIC Insured
            760   Middletown City School District, Butler County, Ohio, General     12/13 at 100.00       N/R (4)           865,336
                     Obligation Bonds, Series 2004, 5.000%, 12/01/25
                     (Pre-refunded 12/01/13) - FGIC Insured
          3,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,        4/10 at 101.00         A (4)         3,139,980
                     Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                     (Pre-refunded 4/01/10)
          1,260   Morgan Local School District, Morgan, Muskingum and               12/10 at 101.00        AA (4)         1,355,130
                     Washington Counties, Ohio, Unlimited Tax General
                     Obligation School Improvement Bonds, Series 2000, 5.750%,
                     12/01/22 (Pre-refunded 12/01/10)
            460   New Albany Plain Local School District, Franklin County,           6/12 at 100.00       Aa2 (4)           514,832
                     Ohio, General Obligation Bonds, Series 2002, 5.500%,
                     12/01/17 (Pre-refunded 6/01/12) - FGIC Insured
                  Olentangy Local School District, Delaware and Franklin
                  Counties, Ohio, General Obligation Bonds, Series 2004A:
          1,315      5.250%, 12/01/23 (Pre-refunded 6/01/14) - FGIC Insured          6/14 at 100.00       AA+ (4)         1,514,341
          3,380      5.250%, 12/01/24 (Pre-refunded 6/01/14) - FGIC Insured          6/14 at 100.00       AA+ (4)         3,892,374
          1,000   Princeton City School District, Butler County, Ohio, General      12/13 at 100.00           AAA         1,141,700
                     Obligation Bonds, Series 2003, 5.000%, 12/01/30
                     (Pre-refunded 12/01/13) - MBIA Insured
          1,670   Richland County, Ohio, Hospital Facilities Revenue                11/10 at 101.00        A- (4)         1,798,857
                     Improvement Bonds, MedCentral Health System Obligated
                     Group, Series 2000B, 6.375%, 11/15/30 (Pre-refunded
                     11/15/10)
          2,830   Springfield Township, Hamilton County, Ohio, Various Purpose      12/11 at 100.00       Aa3 (4)         3,106,095
                     Limited Tax General Obligation Bonds, Series 2002, 5.250%,
                     12/01/27 (Pre-refunded 12/01/11)
          1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding and     10/10 at 100.00       N/R (4)         1,595,670
                     Improvement Bonds, Trinity Health System, Series 2000,
                     6.375%, 10/01/20 (Pre-refunded 10/01/10)
          2,000   Westerville City School District, Franklin and Delaware            6/11 at 100.00       AA- (4)         2,146,780
                     Counties, Ohio, Various Purpose General Obligation Bonds,
                     Series 2001, 5.000%, 12/01/27 (Pre-refunded 6/01/11) -
                     MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         28,705   Total U.S. Guaranteed                                                                                  31,521,203
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 10.3% (6.9% OF TOTAL INVESTMENTS)
          2,500   American Municipal Power Ohio Inc., General Revenue Bonds,         2/18 at 100.00            A1         2,478,125
                     Series 2008, 5.250%, 2/15/43
          4,000   American Municipal Power Ohio Inc., Wadsworth, Electric            2/12 at 100.00            A2         4,079,839
                     System Improvement Revenue Bonds, Series 2002, 5.000%,
                     2/15/22 - NPFG Insured
                  Cleveland, Ohio, Public Power System Revenue Bonds, Series
                  2008B:
          2,105      0.000%, 11/15/32 - NPFG Insured                                   No Opt. Call             A           601,441
          2,155      0.000%, 11/15/34 - NPFG Insured                                   No Opt. Call             A           543,836
          3,000   Ohio Air Quality Development Authority, Revenue Bonds, JMG        10/09 at 100.00           N/R         2,571,600
                     Funding Limited Partnership Project, Series 1997, 5.625%,
                     1/01/23 - AMBAC Insured (Alternative Minimum Tax)
            800   Ohio Municipal Electric Generation Agency, Beneficial                No Opt. Call            A1           252,216
                     Interest Certificates, Belleville Hydroelectric Project -
                     Joint Venture 5, Series 2001, 0.000%, 2/15/29 - NPFG
                     Insured
          2,000   Ohio Municipal Electric Generation Agency, Beneficial              2/14 at 100.00            A1         1,992,700
                     Interest Certificates, Belleville Hydroelectric Project -
                     Joint Venture 5, Series 2004, 5.000%, 2/15/20 - AMBAC
                     Insured
          3,700   Ohio Water Development Authority, Solid Waste Disposal             9/09 at 101.00           N/R         3,038,847
                     Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
                     9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         20,260   Total Utilities                                                                                        15,558,604
------------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 3.5% (2.3% OF TOTAL INVESTMENTS)
$           430   City of Marysville, Ohio, Water System Mortgage Revenue           12/17 at 100.00            A3   $       424,148
                     Bonds, Series 2007, 5.000%, 12/01/32 - AMBAC Insured
          1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding         No Opt. Call           Aa2         1,133,600
                     and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 -
                     NPFG Insured
             40   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding       1/10 at 100.00           Aa2            40,052
                     and Improvement Bonds, Series 1996H, 5.750%, 1/01/26 -
                     NPFG Insured
          1,220   Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005,     10/15 at 100.00           Aa3         1,298,056
                     5.250%, 10/01/22 - FSA Insured
            200   Marysville, Ohio, Wastewater Treatment System Revenue Bonds,      12/17 at 100.00            A-           186,812
                     Series 2007, 5.000%, 12/01/37 - SYNCORA GTY Insured
            525   Ohio Water Development Authority, Revenue Bonds, Drinking          6/18 at 100.00           AAA           562,606
                     Water Assistance Fund, State Match, Series 2008, 5.000%,
                     6/01/28 - FSA Insured
          1,500   Ohio Water Development Authority, Water Pollution Control          6/15 at 100.00           AAA         1,604,580
                     Loan Fund Revenue Bonds, Water Quality Project, Series
                     2005B, 5.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
          4,915   Total Water and Sewer                                                                                   5,249,854
------------------------------------------------------------------------------------------------------------------------------------
$       245,845   Total Investments (cost $220,429,924) - 148.3%                                                        224,490,241
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.6%                                                                    3,886,950
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (50.9)% (5)                                                  (77,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   151,377,191
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 43

NXI | Nuveen Ohio Dividend Advantage Municipal Fund
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 5.8% (4.0% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
$         1,320      5.875%, 6/01/30                                                 6/17 at 100.00           BBB   $     1,119,109
          3,375      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         2,489,434
             45   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         5/12 at 100.00           BBB            43,107
                     Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
          4,740   Total Consumer Staples                                                                                  3,651,650
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 9.2% (6.2% OF TOTAL INVESTMENTS)
            700   Ohio Higher Education Facilities Commission, General Revenue       7/16 at 100.00            A+           687,904
                     Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41
          2,650   Ohio Higher Education Facilities Commission, Revenue Bonds,        5/12 at 100.00            A2         2,671,518
                     Ohio Northern University, Series 2002, 5.000%, 5/01/22
            500   Ohio Higher Education Facilities Commission, Revenue Bonds,       12/15 at 100.00          Baa2           441,770
                     Wittenberg University, Series 2005, 5.000%, 12/01/24
          1,760   Ohio University at Athens, Subordinate Lien General Receipts       6/14 at 100.00            A+         1,915,496
                     Bonds, Series 2004, 5.000%, 12/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,610   Total Education and Civic Organizations                                                                 5,716,688
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 16.6% (11.2% OF TOTAL INVESTMENTS)
          1,385   Butler County, Ohio, Hospital Facilities Revenue Bonds,            5/16 at 100.00           N/R         1,170,547
                     Cincinnati Children's Medical Center Project, Series
                     2006K, 5.000%, 5/15/31 - FGIC Insured
          1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland          7/13 at 100.00           Aa2         1,153,867
                     Clinic Health System, Series 2003A, 6.000%, 1/01/32
            500   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide         11/18 at 100.00           Aa2           466,405
                     Children's Hospital Project, Series 2005, 5.000%, 11/01/40
          1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica             11/09 at 101.00           N/R         1,954,856
                     Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29
                     - AMBAC Insured
            330   Miami County, Ohio, Hospital Facilities Revenue Refunding          5/16 at 100.00            A-           305,702
                     Bonds, Upper Valley Medical Center Inc., Series 2006,
                     5.250%, 5/15/21
          1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health            5/14 at 100.00            AA         1,002,410
                     Initiatives, Series 2004A, 5.000%, 5/01/30
            375   Montgomery County, Ohio, Revenue Bonds, Miami Valley              11/14 at 100.00           Aa3           384,986
                     Hospital, Series 2009A, 6.250%, 11/15/39
          1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,      1/18 at 100.00           Aa2         1,092,746
                     Cleveland Clinic Health System Obligated Group, Series
                     2008A, 5.000%, 1/01/25
            250   Ohio State Higher Educational Facilities Commission, Hospital      1/15 at 100.00             A           259,755
                     Revenue Bonds, University Hospitals Health System, Series
                     2009, 6.750%, 1/15/39
          1,350   Ohio State, Hospital Facility Revenue Refunding Bonds,             1/19 at 100.00           AA-         1,404,594
                     Cleveland Clinic Health System Obligated Group, Tender
                     Option Bond Trust 3551, 19.787%, 1/01/39 (IF)
            335   Richland County, Ohio, Hospital Facilities Revenue                11/10 at 101.00            A-           339,452
                     Improvement Bonds, MedCentral Health System Obligated
                     Group, Series 2000B, 6.375%, 11/15/30
            500   Richland County, Ohio, Hospital Revenue Bonds, MidCentral         11/16 at 100.00            A-           439,670
                     Health System Group, Series 2006, 5.250%, 11/15/36
            375   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena        12/18 at 100.00             A           380,063
                     Health System Series 2008, 5.750%, 12/01/35
------------------------------------------------------------------------------------------------------------------------------------
         10,500   Total Health Care                                                                                      10,355,053
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 9.0% (6.1% OF TOTAL INVESTMENTS)
          1,165   Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue      8/15 at 100.00           N/R         1,046,904
                     Bonds, Euclid Avenue Housing Corporation - Fenn Tower
                     Project, Series 2005, 5.000%, 8/01/23 - AMBAC Insured
            350   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing      10/18 at 101.00           Aaa           351,054
                     Revenue Bonds, Canterbury Court Project, Series 2007,
                     5.500%, 10/20/42 (Alternative Minimum Tax)

44 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY (continued)
$         2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue          4/11 at 102.00           Aa2   $     2,937,190
                     Bonds, Asbury Woods Project, Series 2001A, 5.450%, 4/01/26
            340   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing       6/16 at 102.00           AAA           302,066
                     Mortgage Revenue Bonds, Madonna Homes, Series 2006M,
                     4.900%, 6/20/48 (Alternative Minimum Tax)
          1,000   Summit County Port Authority, Ohio, Multifamily Housing            9/17 at 102.00           AAA           959,360
                     Revenue Bonds, Callis Tower Apartments Project, Series
                     2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          5,740   Total Housing/Multifamily                                                                               5,596,574
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 2.4% (1.6% OF TOTAL INVESTMENTS)
            265   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       8/10 at 100.00           Aaa           271,175
                     Program Residential Mortgage Revenue Bonds, Series 2000C,
                     6.050%, 3/01/32 (Alternative Minimum Tax)
            680   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       8/10 at 100.00           Aaa           680,088
                     Program Residential Mortgage Revenue Bonds, Series 2000D,
                     5.450%, 9/01/31 (Alternative Minimum Tax)
             45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       8/10 at 100.00           Aaa            45,477
                     Program Residential Mortgage Revenue Bonds, Series 2000F,
                     5.625%, 9/01/16
            500   Ohio Housing Finance Agency, Single Family Mortgage Revenue        9/15 at 100.00           Aaa           476,285
                     Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,490   Total Housing/Single Family                                                                             1,473,025
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 7.0% (4.7% OF TOTAL INVESTMENTS)
          1,500   Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond        5/12 at 102.00           N/R         1,309,770
                     Fund Revenue Bonds, Cleveland Christian Home Project,
                     Series 2002C, 5.950%, 5/15/22
            350   Cleveland-Cuyahoga County Port Authority, Ohio, Development       11/15 at 100.00           N/R           286,451
                     Revenue Bonds, Bond Fund Program - Columbia National Group
                     Project, Series 2005D, 5.000%, 5/15/20 (Alternative
                     Minimum Tax)
            880   Ohio State Water Development Authority, Solid Waste Revenue        7/12 at 100.00           BBB           861,001
                     Bonds, Allied Waste Industries, Inc., Series 2007A,
                     5.150%, 7/15/15 (Alternative Minimum Tax)
          1,300   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding          No Opt. Call          Baa3         1,401,530
                     Bonds, CSX Transportation Inc., Series 1992, 6.450%,
                     12/15/21
            700   Western Reserve Port Authority, Ohio, Solid Waste Facility         7/17 at 102.00           N/R           520,184
                     Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                     7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,730   Total Industrials                                                                                       4,378,936
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 25.1% (17.0% OF TOTAL INVESTMENTS)
          1,500   Centerville City School District, Montgomery County, Ohio,         6/15 at 100.00           Aa2         1,562,190
                     General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                     FSA Insured
            400   Columbus City School District, Franklin County, Ohio, General        No Opt. Call           AAA           159,244
                     Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA
                     Insured
            500   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,     12/14 at 100.00           AA+           536,775
                     5.000%, 12/01/21
          1,355   Franklin County, Ohio, General Obligation Bonds, Series 2007,     12/17 at 100.00           AAA         1,467,153
                     5.000%, 12/01/27
            470   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%,       12/15 at 100.00            AA           493,495
                     12/01/32
          2,550   Hamilton City School District, Ohio, General Obligation            6/17 at 100.00           AAA         2,644,299
                     Bonds, Series 2007, 5.000%, 12/01/34 - FSA Insured
          2,000   Indian Lake Local School District, Logan and Auglaize              6/17 at 100.00            A+         1,991,320
                     Counties, Ohio, School Facilities Improvement and
                     Refunding Bonds, Series 2007, 5.000%, 12/01/34 - NPFG
                     Insured
            430   Lakewood City School District, Cuyahoga County, Ohio, General     12/17 at 100.00           AA-           442,857
                     Obligation Bonds, Series 2007, 5.000%, 12/01/30 - FGIC
                     Insured
          1,005   Marysville Exempted School District, Union County, Ohio,          12/15 at 100.00           AAA         1,054,989
                     General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                     FSA Insured
            200   Mason City School District, Counties of Warren and Butler,         6/17 at 100.00           Aa1           209,400
                     Ohio, General Obligation Bonds, Series 2007, 5.000%,
                     12/01/31
             50   Milford Exempted Village School District, Ohio, General           12/18 at 100.00            A2            51,173
                     Obligation Bonds, Series 2008, 5.250%, 12/01/36
            750   Northmor Local School District, Morrow County, Ohio, General      11/18 at 100.00           Aa3           765,435
                     Obligation School Facilities Construction and Improvement
                     Bonds, Series 2008, 5.000%, 11/01/36

                                                           Nuveen Investments 45

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$            50   Sylvania City School District, Ohio, General Obligation            6/17 at 100.00           AAA   $        51,602
                     School Improvement Bonds, Series 1995, 5.250%, 12/01/36 -
                     AGC Insured
          2,415   Troy City School District, Miami County, Ohio, General            12/14 at 100.00           Aa3         2,529,350
                     Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FSA
                     Insured
             50   Vandalia Butler City School District, Montgomery County,             No Opt. Call            AA            51,332
                     Ohio, General Obligation Bonds, School Improvement Series
                     2009, 5.125%, 12/01/37
          1,485   West Chester Township, Butler County, Ohio, Various Purpose       11/11 at 101.00           Aa1         1,632,297
                     Limited Tax General Obligation Refunding Bonds, Series
                     2001, 5.500%, 12/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         15,210   Total Tax Obligation/General                                                                           15,642,911
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 15.9% (10.8% OF TOTAL INVESTMENTS)
          2,000   Franklin County, Ohio, Excise Tax and Lease Reve nue              12/15 at 100.00           Aaa         2,111,780
                     Anticipation Bonds, Convention Facilities Authority,
                     Series 2005, 5.000%, 12/01/27 - AMBAC Insured
          1,415   Hamilton County Convention Facilities Authority, Ohio, First       6/14 at 100.00            A+         1,473,468
                     Lien Revenue Bonds, Series 2004, 5.000%, 12/01/21 - FGIC
                     Insured
          2,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00            A2         2,005,880
                     Series 2006, 5.000%, 12/01/32 - AMBAC Insured
            500   New Albany Community Authority, Ohio, Community Facilities         4/12 at 100.00            A2           515,080
                     Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/15 -
                     AMBAC Insured
            345   Ohio State Building Authority, State Facilities Bonds,             4/15 at 100.00           AAA           359,173
                     Administrative Building Fund Projects, Series 2005A,
                     5.000%, 4/01/25 - FSA Insured
          1,000   Ohio State Building Authority, State Facilities Bonds, Adult       4/15 at 100.00           AAA         1,059,470
                     Correctional Building Fund Project, Series 2005A, 5.000%,
                     4/01/23 - FSA Insured
          5,220   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call            A+         1,000,778
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/34
          1,400   Virgin Islands Public Finance Authority, Gross Receipts Taxes     10/10 at 101.00          BBB+         1,429,316
                     Loan Note, Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
         13,880   Total Tax Obligation/Limited                                                                            9,954,945
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 1.4% (1.0% OF TOTAL INVESTMENTS)
            865   Ohio Turnpike Commission, Revenue Bonds, Series 2001A,             2/11 at 100.00            AA           881,798
                     5.500%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 38.5% (26.1% OF TOTAL INVESTMENTS) (4)
          1,000   Bay Village City School District, Ohio, General Obligation        12/10 at 100.00       Aa2 (4)         1,055,710
                     Unlimited Tax School Improvement Bonds, Series 2001,
                     5.000%, 12/01/25 (Pre-refunded 12/01/10)
          1,000   Columbus City School District, Franklin County, Ohio, General     12/14 at 100.00           AAA         1,177,290
                     Obligation Bonds, Series 2004, 5.500%, 12/01/15
                     (Pre-refunded 12/01/14) - FSA Insured
          1,000   Lakewood City School District, Cuyahoga County, Ohio, General     12/14 at 100.00           AAA         1,168,680
                     Obligation Bonds, Series 2004, 5.250%, 12/01/16
                     (Pre-refunded 12/01/14) - FSA Insured
          2,000   Lakota Local School District, Butler County, Ohio, Unlimited       6/11 at 100.00       Aa1 (4)         2,151,120
                     Tax General Obligation School Improvement and Refunding
                     Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded
                     6/01/11) - FGIC Insured
            910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series     12/10 at 101.00        A2 (4)           975,402
                     2001, 5.500%, 12/01/18 (Pre-refunded 12/01/10) - AMBAC
                     Insured
          1,000   Medina City School District, Medina County, Ohio, Unlimited       12/09 at 100.00       Aa3 (4)         1,012,270
                     Tax General Obligation School Building Construction Bonds,
                     Series 1999, 5.250%, 12/01/28 (Pre-refunded 12/01/09) -
                     FGIC Insured
          1,000   Middletown City School District, Butler County, Ohio, General     12/13 at 100.00       N/R (4)         1,138,600
                     Obligation Bonds, Series 2004, 5.000%, 12/01/25
                     (Pre-refunded 12/01/13) - FGIC Insured
          1,000   Nordonia Hills Local School District, Ohio, General               12/10 at 101.00        AA (4)         1,071,250
                     Obligation Bonds, Series 2000, 5.450%, 12/01/25
                     (Pre-refunded 12/01/10) - AMBAC Insured
          2,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,     11/11 at 101.00        AA (4)         2,206,040
                     Denison University, Series 2001, 5.200%, 11/01/26
                     (Pre-refunded 11/01/11)
          1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,     12/10 at 101.00       N/R (4)         1,066,510
                     University of Dayton, Series 2000, 5.500%, 12/01/25
                     (Pre-refunded 12/01/10) - AMBAC Insured
          1,135   Ohio Turnpike Commission, Revenue Bonds, Series 2001A,             2/11 at 100.00        AA (4)         1,213,156
                     5.500%, 2/15/26 (Pre-refunded 2/15/11)

46 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         2,000   Ohio, General Obligation Higher Education Capital Facilities       2/11 at 100.00       AA+ (4)   $     2,119,100
                     Bonds, Series 2001A, 5.000%, 2/01/20 (Pre-refunded 2/01/11)
          1,900   Olentangy Local School District, Delaware and Franklin             6/14 at 100.00       AA+ (4)         2,188,021
                     Counties, Ohio, General Obligation Bonds, Series 2004A,
                     5.250%, 12/01/23 (Pre-refunded 6/01/14) - FGIC Insured
            665   Richland County, Ohio, Hospital Facilities Revenue                11/10 at 101.00        A- (4)           716,311
                     Improvement Bonds, MedCentral Health System Obligated
                     Group, Series 2000B, 6.375%, 11/15/30 (Pre-refunded
                     11/15/10)
          1,275   Sycamore Community School District, Hamilton County, Ohio,        12/09 at 101.00       AA+ (4)         1,302,578
                     Unlimited Tax General Obligation School Improvement
                     Bonds, Series 1999, 5.000%, 12/01/23 (Pre-refunded
                     12/01/09) - NPFG Insured
          2,735   University of Cincinnati, Ohio, General Receipts Bonds,            6/12 at 100.00        A+ (4)         3,049,386
                     Series 2002F, 5.375%, 6/01/19 (Pre-refunded 6/01/12)
            400   Westerville City School District, Franklin and Delaware            6/11 at 100.00       AA- (4)           429,356
                     Counties, Ohio, Various Purpose General Obligation Bonds,
                     Series 2001, 5.000%, 12/01/27 (Pre-refunded 6/01/11) -
                     MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         22,020   Total U.S. Guaranteed                                                                                  24,040,780
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 12.0% (8.1% OF TOTAL INVESTMENTS)
          1,000   American Municipal Power Ohio Inc., General Revenue Bonds,         2/18 at 100.00            A1           991,250
                     Series 2008, 5.250%, 2/15/43
          1,440   American Municipal Power Ohio Inc., Wadsworth, Electric            2/12 at 100.00            A2         1,506,211
                     System Improvement Revenue Bonds, Series 2002, 5.250%,
                     2/15/17 - NPFG Insured
          2,130   Cleveland, Ohio, Public Power System Revenue Bonds, Series           No Opt. Call             A           608,584
                     2008B, 0.000%, 11/15/32 - NPFG Insured
          2,000   Ohio Air Quality Development Authority, Revenue Refunding         11/09 at 101.00          Baa1         1,894,840
                     Bonds, Ohio Power Company Project, Series 1999C, 5.150%,
                     5/01/26 - AMBAC Insured
          1,000   Ohio Municipal Electric Generation Agency, Beneficial              2/14 at 100.00            A1           988,050
                     Interest Certificates, Belleville Hydroelectric Project -
                     Joint Venture 5, Series 2004, 5.000%, 2/15/21 - AMBAC
                     Insured
          1,800   Ohio Water Development Authority, Solid Waste Disposal             9/09 at 101.00           N/R         1,478,358
                     Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
                     9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          9,370   Total Utilities                                                                                         7,467,293
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 4.7% (3.2% OF TOTAL INVESTMENTS)
            175   City of Marysville, Ohio, Water System Mortgage Revenue           12/17 at 100.00            A3           172,618
                     Bonds, Series 2007, 5.000%, 12/01/32 - AMBAC Insured
            325   Ohio Water Development Authority, Revenue Bonds, Drinking          6/18 at 100.00           AAA           348,280
                     Water Assistance Fund, State Match, Series 2008, 5.000%,
                     6/01/28 - FSA Insured
          2,375   Ohio Water Development Authority, Revenue Bonds, Water            12/13 at 100.00           Aa2         2,383,835
                     Development Community Assistance Program, Series 2003,
                     5.000%, 12/01/23 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,875   Total Water and Sewer                                                                                   2,904,733
------------------------------------------------------------------------------------------------------------------------------------
$        97,030   Total Investments (cost $90,299,712) - 147.6%                                                          92,064,386
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.1%                                                                    1,307,061
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (49.7)% (5)                                                  (31,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    62,371,447
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

NBJ | Nuveen Ohio Dividend Advantage Municipal Fund 2
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 4.3% (2.9% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
$           250      5.875%, 6/01/30                                                 6/17 at 100.00           BBB   $       211,953
          2,200      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         1,622,742
             45   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         5/12 at 100.00           BBB            43,107
                     Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
          2,495   Total Consumer Staples                                                                                  1,877,802
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 12.0% (8.0% OF TOTAL INVESTMENTS)
          1,345   Bowling Green State University, Ohio, General Receipts Bonds,      6/13 at 100.00             A         1,446,077
                     Series 2003, 5.250%, 6/01/18 - AMBAC Insured
            450   Ohio Higher Education Facilities Commission, General Revenue       7/16 at 100.00            A+           442,224
                     Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41
          1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,     12/11 at 100.00          Baa2         1,054,085
                     Wittenberg University, Series 2001, 5.500%, 12/01/15
          1,000   University of Cincinnati, Ohio, General Receipts Bonds,            6/13 at 100.00            A+         1,026,690
                     Series 2003C, 5.000%, 6/01/22 - FGIC Insured
          1,245   University of Cincinnati, Ohio, General Receipts Bonds,            6/14 at 100.00            A+         1,305,383
                     Series 2004D, 5.000%, 6/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,090   Total Education and Civic Organizations                                                                 5,274,459
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 24.5% (16.4% OF TOTAL INVESTMENTS)
          1,090   Butler County, Ohio, Hospital Facilities Revenue Bonds,            5/16 at 100.00           N/R           921,224
                     Cincinnati Children's Medical Center Project, Series
                     2006K, 5.000%, 5/15/31 - FGIC Insured
          1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds,              8/12 at 101.00             A           933,190
                     Firelands Regional Medical Center, Series 2002A, 5.500%,
                     8/15/22
            250   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide         11/18 at 100.00           Aa2           233,203
                     Children's Hospital Project, Series 2005, 5.000%, 11/01/40
          1,850   Lorain County, Ohio, Hospital Revenue Refunding and               10/11 at 101.00           AA-         1,888,295
                     Improvement Bonds, Catholic Healthcare Partners, Series
                     2001A, 5.400%, 10/01/21
            225   Miami County, Ohio, Hospital Facilities Revenue Refunding          5/16 at 100.00            A-           208,433
                     Bonds, Upper Valley Medical Center Inc., Series 2006,
                     5.250%, 5/15/21
            700   Montgomery County, Ohio, Revenue Bonds, Catholic Health            5/14 at 100.00            AA           701,687
                     Initiatives, Series 2004A, 5.000%, 5/01/30
             90   Montgomery County, Ohio, Revenue Bonds, Miami Valley              11/14 at 100.00           Aa3            92,397
                     Hospital, Series 2009A, 6.250%, 11/15/39
             35   Ohio Higher Educational Facilities Commission, Revenue Bonds,      1/18 at 100.00           Aa2            36,425
                     Cleveland Clinic Health System Obligated Group, Series
                     2008A, 5.000%, 1/01/25
            100   Ohio State Higher Educational Facilities Commission, Hospital      1/15 at 100.00             A           103,902
                     Revenue Bonds, University Hospitals Health System, Series
                     2009, 6.750%, 1/15/39
          1,000   Ohio State, Hospital Facility Revenue Refunding Bonds,             1/19 at 100.00           AA-         1,040,440
                     Cleveland Clinic Health System Obligated Group, Tender
                     Option Bond Trust 3551, 19.787%, 1/01/39 (IF)
            665   Richland County, Ohio, Hospital Facilities Revenue                11/10 at 101.00            A-           673,838
                     Improvement Bonds, MedCentral Health System Obligated
                     Group, Series 2000B, 6.375%, 11/15/30
            350   Richland County, Ohio, Hospital Revenue Bonds, MidCentral         11/16 at 100.00            A-           307,769
                     Health System Group, Series 2006, 5.250%, 11/15/36
             90   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena        12/18 at 100.00             A            91,215
                     Health System Series 2008, 5.750%, 12/01/35
          3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,       10/11 at 101.00          Baa1         3,512,149
                     Union Hospital Project, Series 2001, 5.750%, 10/01/26 -
                     RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
         11,115   Total Health Care                                                                                      10,744,167
------------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 5.1% (3.4% OF TOTAL INVESTMENTS)
$         1,000   Franklin County, Ohio, GNMA Collateralized Multifamily             5/12 at 102.00           Aaa   $     1,034,410
                     Housing Mortgage Revenue Bonds, Agler Project, Series
                     2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)
            250   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing      10/18 at 101.00           Aaa           250,753
                     Revenue Bonds, Canterbury Court Project, Series 2007,
                     5.500%, 10/20/42 (Alternative Minimum Tax)
            250   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing       6/16 at 102.00           AAA           222,108
                     Mortgage Revenue Bonds, Madonna Homes, Series 2006M,
                     4.900%, 6/20/48 (Alternative Minimum Tax)
            750   Summit County Port Authority, Ohio, Multifamily Housing            9/17 at 102.00           AAA           719,520
                     Revenue Bonds, Callis Tower Apartments Project, Series
                     2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,250   Total Housing/Multifamily                                                                               2,226,791
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 2.2% (1.4% OF TOTAL INVESTMENTS)
            995   Ohio Housing Finance Agency, Single Family Mortgage Revenue        9/15 at 100.00           Aaa           947,807
                     Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 8.3% (5.5% OF TOTAL INVESTMENTS)
          3,000   Ohio State Sewage and Solid Waste Disposal Facilities,            11/11 at 100.00          BBB+         2,645,190
                     Revenue Bonds, Anheuser-Busch Project, Series 2001,
                     5.500%, 11/01/35 (Alternative Minimum Tax)
            640   Ohio State Water Development Authority, Solid Waste Revenue        7/12 at 100.00           BBB           626,182
                     Bonds, Allied Waste Industries, Inc., Series 2007A,
                     5.150%, 7/15/15 (Alternative Minimum Tax)
            500   Western Reserve Port Authority, Ohio, Solid Waste Facility         7/17 at 102.00           N/R           371,560
                     Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                     7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,140   Total Industrials                                                                                       3,642,932
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 44.8% (29.8% OF TOTAL INVESTMENTS)
          1,700   Butler County, Hamilton, Ohio, Limited Tax General Obligation     11/11 at 101.00            A2         1,728,883
                     Bonds, One Renaissance Center Acquisition, Series 2001,
                     5.000%, 11/01/26 - AMBAC Insured
                  Cleveland Municipal School District, Cuyahoga County, Ohio,
                  General Obligation Bonds, Series 2004:
          1,000      5.000%, 12/01/15 - FSA Insured                                  6/14 at 100.00           AAA         1,109,620
          1,000      5.000%, 12/01/22 - FSA Insured                                  6/14 at 100.00           AAA         1,035,110
            300   Columbus City School District, Franklin County, Ohio, General        No Opt. Call           AAA           119,433
                     Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA
                     Insured
            400   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,     12/14 at 100.00           AA+           429,420
                     5.000%, 12/01/21
          1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,     12/17 at 100.00           AAA         1,082,770
                     5.000%, 12/01/27
            400   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%,       12/15 at 100.00            AA           419,996
                     12/01/32
          1,905   Hamilton City School District, Ohio, General Obligation            6/17 at 100.00           AAA         1,975,447
                     Bonds, Series 2007, 5.000%, 12/01/34 - FSA Insured
          1,000   Indian Lake Local School District, Logan and Auglaize              6/17 at 100.00            A+           995,660
                     Counties, Ohio, School Facilities Improvement and
                     Refunding Bonds, Series 2007, 5.000%, 12/01/34 - NPFG
                     Insured
            345   Lakewood City School District, Cuyahoga County, Ohio, General     12/17 at 100.00           AA-           355,316
                     Obligation Bonds, Series 2007, 5.000%, 12/01/30 - FGIC
                     Insured
          2,420   Lorain County, Ohio, Limited Tax General Obligation Justice       12/12 at 100.00           Aa3         2,584,971
                     Center Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured
          1,005   Marysville Exempted School District, Union County, Ohio,          12/15 at 100.00           AAA         1,054,989
                     General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                     FSA Insured
            200   Mason City School District, Counties of Warren and Butler,         6/17 at 100.00           Aa1           209,400
                     Ohio, General Obligation Bonds, Series 2007, 5.000%,
                     12/01/31
             50   Milford Exempted Village School District, Ohio, General           12/18 at 100.00            A2            51,173
                     Obligation Bonds, Series 2008, 5.250%, 12/01/36
          2,665   Newark City School District, Licking County, Ohio, General        12/15 at 100.00             A         2,709,106
                     Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC
                     Insured
            400   Northmor Local School District, Morrow County, Ohio, General      11/18 at 100.00           Aa3           408,232
                     Obligation School Facilities Construction and Improvement
                     Bonds, Series 2008, 5.000%, 11/01/36

                                                           Nuveen Investments 49

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$         1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,      12/11 at 100.00            AA   $     2,009,470
                     5.000%, 12/01/25 - FGIC Insured
          1,000   Powell, Ohio, General Obligation Bonds, Series 2002, 5.500%,      12/12 at 100.00           AA+         1,039,660
                     12/01/25 - FGIC Insured
             50   Sylvania City School District, Ohio, General Obligation            6/17 at 100.00           AAA            51,602
                     School Improvement Bonds, Series 1995, 5.250%, 12/01/36 -
                     AGC Insured
            200   Vandalia Butler City School District, Montgomery County,             No Opt. Call            AA           205,328
                     Ohio, General Obligation Bonds, School Improvement Series
                     2009, 5.125%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
         19,000   Total Tax Obligation/General                                                                           19,575,586
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 14.2% (9.4% OF TOTAL INVESTMENTS)
          1,400   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00            A2         1,404,116
                     Series 2006, 5.000%, 12/01/32 - AMBAC Insured
            250   Ohio State Building Authority, State Facilities Bonds,             4/15 at 100.00           AAA           260,270
                     Administrative Building Fund Projects, Series 2005A,
                     5.000%, 4/01/25 - FSA Insured
          1,000   Ohio State Building Authority, State Facilities Bonds, Adult       4/15 at 100.00           AAA         1,059,470
                     Correctional Building Fund Project, Series 2005A, 5.000%,
                     4/01/23 - FSA Insured
            500   Ohio, State Appropriation Lease Bonds, Higher Education              No Opt. Call            AA           506,440
                     Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                     NPFG Insured
          1,095   Ohio, State Appropriation Lease Bonds, Parks and Recreation       12/13 at 100.00            AA         1,180,815
                     Capital Facilities, Series 2004A-II, 5.000%, 12/01/18
          4,065   Puerto Rico Sales Tax Financing Corporation, Sales Tax               No Opt. Call            A+           779,342
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/34
          1,000   Summit County Port Authority, Ohio, Revenue Bonds, Civic          12/11 at 100.00           N/R         1,009,160
                     Theatre Project, Series 2001, 5.500%, 12/01/26 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,310   Total Tax Obligation/Limited                                                                            6,199,613
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 21.2% (14.1% OF TOTAL INVESTMENTS) (4)
          1,845   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,       1/10 at 101.00           AAA         1,893,413
                     5.250%, 1/01/18 (Pre-refunded 1/01/10) - FSA Insured
            605   Columbus City School District, Franklin County, Ohio, General     12/14 at 100.00           AAA           712,260
                     Obligation Bonds, Series 2004, 5.500%, 12/01/15
                     (Pre-refunded 12/01/14) - FSA Insured
          1,000   Greater Cleveland Regional Transit Authority, Ohio, General       12/11 at 100.00       Aa3 (4)         1,094,780
                     Obligation Capital Improvement Bonds, Series 2001A,
                     5.125%, 12/01/21 (Pre-refunded 12/01/11) - MBIA Insured
          2,250   Lebanon City School District, Warren County, Ohio, General        12/11 at 100.00           AAA         2,481,998
                     Obligation Bonds, Series 2001, 5.500%, 12/01/21
                     (Pre-refunded 12/01/11) - FSA Insured
          1,000   Marysville Exempted Village School District, Ohio,                 6/15 at 100.00       N/R (4)         1,176,150
                     Certificates of Participation, School Facilities Project,
                     Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) -
                     MBIA Insured
          1,050   Olentangy Local School District, Delaware and Franklin             6/14 at 100.00       AA+ (4)         1,221,035
                     Counties, Ohio, General Obligation Bonds, Series 2004A,
                     5.500%, 12/01/15 (Pre-refunded 6/01/14) - FGIC Insured
            635   Richland County, Ohio, Hospital Facilities Revenue                11/10 at 101.00        A- (4)           683,997
                     Improvement Bonds, MedCentral Health System Obligated
                     Group, Series 2000B, 6.375%, 11/15/30 (Pre-refunded
                     11/15/10)
------------------------------------------------------------------------------------------------------------------------------------
          8,385   Total U.S. Guaranteed                                                                                   9,263,633
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 12.2% (8.1% OF TOTAL INVESTMENTS)
          1,000   American Municipal Power Ohio Inc., General Revenue Bonds,         2/18 at 100.00            A1           991,250
                     Series 2008, 5.250%, 2/15/43
          1,065   Cleveland, Ohio, Public Power System Revenue Bonds, Series           No Opt. Call             A           304,292
                     2008B, 0.000%, 11/15/32 - NPFG Insured
          2,500   Ohio Air Quality Development Authority, Revenue Refunding         11/09 at 101.00          Baa1         2,368,550
                     Bonds, Ohio Power Company Project, Series 1999C, 5.150%,
                     5/01/26 - AMBAC Insured
            595   Ohio Municipal Electric Generation Agency, Beneficial              2/14 at 100.00            A1           592,828
                     Interest Certificates, Belleville Hydroelectric Project -
                     Joint Venture 5, Series 2004, 5.000%, 2/15/20 - AMBAC
                     Insured
          1,300   Ohio Water Development Authority, Solid Waste Disposal             9/09 at 101.00           N/R         1,067,703
                     Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
                     9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          6,460   Total Utilities                                                                                         5,324,623
------------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                      PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 1.5% (1.0% OF TOTAL INVESTMENTS)
$           130   City of Marysville, Ohio, Water System Mortgage Revenue           12/17 at 100.00            A3   $       128,231
                     Bonds, Series 2007, 5.000%, 12/01/32 - AMBAC Insured
            210   Ohio Water Development Authority, Revenue Bonds, Drinking          6/18 at 100.00           AAA           225,042
                     Water Assistance Fund, State Match, Series 2008, 5.000%,
                     6/01/28 - FSA Insured
            270   Ohio Water Development Authority, Revenue Bonds, Fresh Water      12/11 at 100.00           AAA           285,741
                     Development, Series 2001A, 5.000%, 12/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
            610   Total Water and Sewer                                                                                     639,014
------------------------------------------------------------------------------------------------------------------------------------
$        69,850   Total Investments (cost $65,793,029) - 150.3%                                                          65,716,427
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.5%                                                                    1,095,864
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (52.8)% (5)                                                  (23,100,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    43,712,291
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.2%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 51

NVJ | Nuveen Ohio Dividend Advantage Municipal Fund 3
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 6.8% (4.6% OF TOTAL INVESTMENTS)
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
$         1,100      5.875%, 6/01/30                                                 6/17 at 100.00           BBB   $       932,591
          1,670      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         1,231,809
             20   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         5/12 at 100.00           BBB            19,159
                     Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
          2,790   Total Consumer Staples                                                                                  2,183,559
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 6.2% (4.1% OF TOTAL INVESTMENTS)
            350   Ohio Higher Education Facilities Commission, General Revenue       7/16 at 100.00            A+           343,952
                     Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41
          1,125   Ohio Higher Education Facilities Commission, Revenue Bonds,        5/12 at 100.00            A3         1,183,568
                     Ohio Northern University, Series 2002, 5.750%, 5/01/16
            500   Ohio Higher Education Facilities Commission, Revenue Bonds,       12/15 at 100.00          Baa2           441,770
                     Wittenberg University, Series 2005, 5.000%, 12/01/24
------------------------------------------------------------------------------------------------------------------------------------
          1,975   Total Education and Civic Organizations                                                                 1,969,290
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 20.8% (13.9% OF TOTAL INVESTMENTS)
            695   Butler County, Ohio, Hospital Facilities Revenue Bonds,            5/16 at 100.00           N/R           587,386
                     Cincinnati Children's Medical Center Project, Series 2006K,
                     5.000%, 5/15/31 - FGIC Insured
          1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds,              8/12 at 101.00             A         1,633,082
                     Firelands Regional Medical Center, Series 2002A, 5.500%,
                     8/15/22
            250   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide         11/18 at 100.00           Aa2           233,203
                     Children's Hospital Project, Series 2005, 5.000%, 11/01/40
            160   Miami County, Ohio, Hospital Facilities Revenue Refunding          5/16 at 100.00            A-           148,219
                     Bonds, Upper Valley Medical Center Inc., Series 2006,
                     5.250%, 5/15/21
            500   Montgomery County, Ohio, Revenue Bonds, Catholic Health            5/14 at 100.00            AA           501,205
                     Initiatives, Series 2004A, 5.000%, 5/01/30
             60   Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital,    11/14 at 100.00           Aa3            61,598
                     Series 2009A, 6.250%, 11/15/39
            600   Ohio Higher Educational Facilities Commission, Revenue Bonds,      1/18 at 100.00           Aa2           624,426
                     Cleveland Clinic Health System Obligated Group, Series
                     2008A, 5.000%, 1/01/25
          1,500   Ohio State Higher Educational Facilities Commission, Hospital      1/15 at 100.00             A         1,558,530
                     Revenue Bonds, University Hospitals Health System, Series
                     2009, 6.750%, 1/15/39
            675   Ohio State, Hospital Facility Revenue Refunding Bonds,             1/19 at 100.00           AA-           702,297
                     Cleveland Clinic Health System Obligated Group, Tender
                     Option Bond Trust 3551, 19.787%, 1/01/39 (IF)
            335   Richland County, Ohio, Hospital Facilities Revenue Improvement    11/10 at 101.00            A-           339,452
                     Bonds, MedCentral Health System Obligated Group, Series
                     2000B, 6.375%, 11/15/30
            250   Richland County, Ohio, Hospital Revenue Bonds, MidCentral         11/16 at 100.00            A-           219,835
                     Health System Group, Series 2006, 5.250%, 11/15/36
             60   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena        12/18 at 100.00             A            60,810
                     Health System Series 2008, 5.750%, 12/01/35
------------------------------------------------------------------------------------------------------------------------------------
          6,835   Total Health Care                                                                                       6,670,043
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 3.4% (2.3% OF TOTAL INVESTMENTS)
            200   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing      10/18 at 101.00           Aaa           200,602
                     Revenue Bonds, Canterbury Court Project, Series 2007,
                     5.500%, 10/20/42 (Alternative Minimum Tax)
            200   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing       6/16 at 102.00           AAA           177,686
                     Mortgage Revenue Bonds, Madonna Homes, Series 2006M,
                     4.900%, 6/20/48 (Alternative Minimum Tax)
            750   Summit County Port Authority, Ohio, Multifamily Housing            9/17 at 102.00           AAA           719,520
                     Revenue Bonds, Callis Tower Apartments Project, Series
                     2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,150   Total Housing/Multifamily                                                                               1,097,808
------------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 3.3% (2.2% OF TOTAL INVESTMENTS)
$           125   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       8/10 at 100.00           Aaa   $       127,913
                     Program Residential Mortgage Revenue Bonds, Series 2000C,
                     6.050%, 3/01/32 (Alternative Minimum Tax)
            415   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       8/10 at 100.00           Aaa           415,054
                     Program Residential Mortgage Revenue Bonds, Series 2000D,
                     5.450%, 9/01/31 (Alternative Minimum Tax)
             45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities       8/10 at 100.00           Aaa            45,477
                     Program Residential Mortgage Revenue Bonds, Series 2000F,
                     5.625%, 9/01/16
            500   Ohio Housing Finance Agency, Single Family Mortgage Revenue        9/15 at 100.00           Aaa           476,285
                     Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,085   Total Housing/Single Family                                                                             1,064,729
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 3.9% (2.6% OF TOTAL INVESTMENTS)
            555   Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond        5/12 at 102.00           N/R           484,615
                     Fund Revenue Bonds, Cleveland Christian Home Project,
                     Series 2002C, 5.950%, 5/15/22
            480   Ohio State Water Development Authority, Solid Waste Revenue        7/12 at 100.00           BBB           469,637
                     Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%,
                     7/15/15 (Alternative Minimum Tax)
            400   Western Reserve Port Authority, Ohio, Solid Waste Facility         7/17 at 102.00           N/R           297,248
                     Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                     7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,435   Total Industrials                                                                                       1,251,500
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 34.2% (22.9% OF TOTAL INVESTMENTS)
          1,815   Columbus City School District, Franklin County, Ohio, General        No Opt. Call           AAA           722,570
                     Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA
                     Insured
            300   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,     12/14 at 100.00           AA+           322,065
                     5.000%, 12/01/21
          1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,     12/17 at 100.00           AAA         1,082,770
                     5.000%, 12/01/27
            250   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%,       12/15 at 100.00            AA           262,498
                     12/01/32
          1,275   Hamilton City School District, Ohio, General Obligation Bonds,     6/17 at 100.00           AAA         1,322,150
                     Series 2007, 5.000%, 12/01/34 - FSA Insured
          1,000   Indian Lake Local School District, Logan and Auglaize              6/17 at 100.00            A+           995,660
                     Counties, Ohio, School Facilities Improvement and Refunding
                     Bonds, Series 2007, 5.000%, 12/01/34 - NPFG Insured
          1,000   Kenston Local School District, Geauga County, Ohio, General        6/13 at 100.00           Aa3         1,052,230
                     Obligation Bonds, Series 2003, 5.000%, 12/01/22 - NPFG
                     Insured
            210   Lakewood City School District, Cuyahoga County, Ohio, General     12/17 at 100.00           AA-           223,724
                     Obligation Bonds, Series 2007, 5.000%, 12/01/25 - FGIC
                     Insured
          1,270   Lorain, Ohio, General Obligation Bonds, Series 2002, 5.125%,      12/12 at 100.00          Baa2         1,232,395
                     12/01/26 - AMBAC Insured
            500   Marysville Exempted School District, Union County, Ohio,          12/15 at 100.00           AAA           524,870
                     General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                     FSA Insured
            100   Mason City School District, Counties of Warren and Butler,         6/17 at 100.00           Aa1           104,700
                     Ohio, General Obligation Bonds, Series 2007, 5.000%,
                     12/01/31
             50   Milford Exempted Village School District, Ohio, General           12/18 at 100.00            A2            51,173
                     Obligation Bonds, Series 2008, 5.250%,12/01/36
            150   Northmor Local School District, Morrow County, Ohio, General      11/18 at 100.00           Aa3           153,087
                     Obligation School Facilities Construction and Improvement
                     Bonds, Series 2008, 5.000%, 11/01/36
          1,000   Ohio, Common Schools Capital Facilities, General Obligation        9/11 at 100.00           AA+         1,058,170
                     Bonds, Series 2001B, 5.000%, 9/15/20
          1,130   Solon, Ohio, General Obligation Refunding and Improvement         12/12 at 100.00           AAA         1,228,604
                     Bonds, Series 2002, 5.000%, 12/01/18
            500   Sylvania City School District, Ohio, General Obligation School     6/17 at 100.00           AAA           516,015
                     Improvement Bonds, Series 1995, 5.250%, 12/01/36 - AGC
                     Insured
            100   Vandalia Butler City School District, Montgomery County, Ohio,       No Opt. Call            AA           102,664
                     General Obligation Bonds, School Improvement Series 2009,
                     5.125%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
         11,650   Total Tax Obligation/General                                                                           10,955,345
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 53

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 13.9% (9.3% OF TOTAL INVESTMENTS)
$         1,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,         12/16 at 100.00            A2   $     1,002,940
                     Series 2006, 5.000%, 12/01/32 - AMBAC Insured
          1,000   Midview Local School District, Lorain County, Ohio,                5/13 at 100.00             A           998,640
                     Certificates of Participation, Series 2003, 5.000%, 11/01/30
          1,250   Ohio State Building Authority, State Facilities Bonds,             4/12 at 100.00           AAA         1,343,713
                     Administrative Building Fund Projects, Series 2002A,
                     5.500%, 4/01/18 - FSA Insured
            200   Ohio State Building Authority, State Facilities Bonds,             4/15 at 100.00           AAA           208,216
                     Administrative Building Fund Projects, Series 2005A,
                     5.000%, 4/01/25 - FSA Insured
            500   Ohio, State Appropriation Lease Bonds, Higher Education              No Opt. Call            AA           506,440
                     Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                     NPFG Insured
          2,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue       No Opt. Call            A+           383,440
                     Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34
------------------------------------------------------------------------------------------------------------------------------------
          5,950   Total Tax Obligation/Limited                                                                            4,443,389
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 5.6% (3.8% OF TOTAL INVESTMENTS)
          1,550   Ohio Turnpike Commission, Revenue Refunding Bonds, Series            No Opt. Call            AA         1,809,128
                     1998A, 5.500%, 2/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 40.3% (27.0% OF TOTAL INVESTMENTS) (4)
            725   Eaton City School District, Preble County, Ohio, General          12/12 at 101.00        A1 (4)           837,426
                     Obligation Bonds, Series 2002, 5.750%, 12/01/21
                     (Pre-refunded 12/01/12) - FGIC Insured
          1,300   Granville Exempt Village School District, Ohio, General           12/11 at 100.00       Aa2 (4)         1,434,043
                     Obligation Bonds, Series 2001, 5.500%, 12/01/28
                     (Pre-refunded 12/01/11)
          1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002, 5.375%,    12/12 at 100.00        AA (4)         1,133,520
                     12/01/22 (Pre-refunded 12/01/12)
            500   Miami East Local School District, Miami County, Ohio, General      6/12 at 100.00           AAA           555,110
                     Obligation Bonds, Series 2002, 5.125%, 12/01/29
                     (Pre-refunded 6/01/12) - FSA Insured
          1,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,        4/10 at 101.00         A (4)         1,046,660
                     Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                     (Pre-refunded 4/01/10)
          1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health            9/11 at 100.00       Aa2 (4)         1,085,160
                     Initiatives, Series 2001, 5.500%, 9/01/12 (Pre-refunded
                     9/01/11)
          2,000   Ohio Higher Education Facilities Commission, Revenue Bonds,       10/12 at 100.00       N/R (4)         2,260,499
                     Case Western Reserve University, Series 2002B, 5.500%,
                     10/01/22 (Pre-refunded 10/01/12)
          1,000   Ohio State University, General Receipts Bonds, Series 1999A,      12/09 at 101.00        AA (4)         1,023,630
                     5.800%, 12/01/29 (Pre-refunded12/01/09)
          1,000   Olentangy Local School District, Delaware and Franklin             6/14 at 100.00       AA+ (4)         1,151,590
                     Counties, Ohio, General Obligation Bonds, Series 2004A,
                     5.250%, 12/01/21 (Pre-refunded 6/01/14) - FGIC Insured
          1,535   Pickerington Local School District, Fairfield and Franklin        12/11 at 100.00       AA- (4)         1,683,664
                     Counties, Ohio, General Obligation Bonds, School Facilities
                     Construction and Improvement, Series 2001, 5.250%, 12/01/20
                     (Pre-refunded 12/01/11) - FGIC Insured
            665   Richland County, Ohio, Hospital Facilities Revenue Improvement    11/10 at 101.00        A- (4)           716,311
                     Bonds, MedCentral Health System Obligated Group, Series
                     2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)
------------------------------------------------------------------------------------------------------------------------------------
         11,725   Total U.S. Guaranteed                                                                                  12,927,613
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 9.1% (6.1% OF TOTAL INVESTMENTS)
            500   American Municipal Power Ohio Inc., General Revenue Bonds,         2/18 at 100.00            A1           495,625
                     Series 2008, 5.250%, 2/15/43
          1,500   American Municipal Power Ohio Inc., Wadsworth, Electric System     2/12 at 100.00            A2         1,568,969
                     Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 -
                     NPFG Insured
          1,595   Cleveland, Ohio, Public Power System Revenue Bonds, Series           No Opt. Call             A           455,723
                     2008B, 0.000%, 11/15/32 - NPFG Insured
            500   Ohio Water Development Authority, Solid Waste Disposal Revenue     9/09 at 101.00           N/R           410,655
                     Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,095   Total Utilities                                                                                         2,930,972
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 1.8% (1.2% OF TOTAL INVESTMENTS)
$           130   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,    12/17 at 100.00            A3   $       128,231
                     Series 2007, 5.000%, 12/01/32 - AMBAC Insured
            160   Ohio Water Development Authority, Revenue Bonds, Drinking          6/18 at 100.00           AAA           171,461
                     Water Assistance Fund, State Match, Series 2008, 5.000%,
                     6/01/28 - FSA Insured
            270   Ohio Water Development Authority, Revenue Bonds, Fresh Water      12/11 at 100.00           AAA           285,741
                     Development, Series 2001A, 5.000%, 12/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
            560   Total Water and Sewer                                                                                     585,433
------------------------------------------------------------------------------------------------------------------------------------
$        50,800   Total Investments (cost $46,339,770) - 149.3%                                                          47,888,809
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.1%                                                                      681,447
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (51.4)% (5)                                                  (16,500,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    32,070,256
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.5%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

| Statement of
| Assets & Liabilities August 31, 2009 (Unaudited)

                                                                    MICHIGAN          MICHIGAN          MICHIGAN
                                                                     QUALITY           PREMIUM          DIVIDEND
                                                                      INCOME            INCOME         ADVANTAGE
                                                                        (NUM)             (NMP)             (NZW)
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $248,338,339, $159,346,389
   and $42,705,638, respectively)                            $   254,582,577   $   160,808,680   $    42,867,561
Cash                                                                 673,918           623,471           262,503
Receivables:
   Interest                                                        3,795,757         2,584,612           628,397
   Investments sold                                                       --             9,921                --
Other assets                                                          57,605            49,606             6,442
-----------------------------------------------------------------------------------------------------------------
     Total assets                                                259,109,857       164,076,290        43,764,903
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                          3,630,000         2,330,000           665,000
Payables:
   Common share dividends                                            608,078           380,133           113,518
   Preferred share dividends                                           4,130             3,849             1,011
Accrued expenses:
   Management fees                                                   138,441            88,104            18,103
   Other                                                              91,807            53,884            16,778
-----------------------------------------------------------------------------------------------------------------
     Total liabilities                                             4,472,456         2,855,970           814,410
-----------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                            87,325,000        53,700,000        14,275,000
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $   167,312,401   $   107,520,320   $    28,675,493
=================================================================================================================
Common shares outstanding                                         11,638,753         7,682,048         2,066,086
=================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                     $         14.38   $         14.00   $         13.88
================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                      $       116,388   $        76,820   $        20,661
Paid-in surplus                                                  163,157,246       107,676,970        29,267,145
Undistributed (Over-distribution of) net investment income         1,315,593           824,977           201,528
Accumulated net realized gain (loss) from investments             (3,521,064)       (2,520,738)         (975,764)
Net unrealized appreciation (depreciation) of investments          6,244,238         1,462,291           161,923
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $   167,312,401   $   107,520,320   $    28,675,493
================================================================================================================
Authorized shares:
   Common                                                        200,000,000       200,000,000         Unlimited
   Preferred                                                       1,000,000         1,000,000         Unlimited
================================================================================================================

                                 See accompanying notes to financial statements.

56 Nuveen Investments

                                                                     OHIO             OHIO             OHIO             OHIO
                                                                  QUALITY         DIVIDEND         DIVIDEND         DIVIDEND
                                                                   INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                     (NUO)            (NXI)            (NBJ)            (NVJ)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $220,429,924, $90,299,712,
   $65,793,029 and $46,339,770, respectively)               $ 224,490,241    $  92,064,386    $  65,716,427    $  47,888,809
Cash                                                            1,375,144          230,253          256,276          140,904
Receivables:
   Interest                                                     2,867,232        1,233,578          953,889          651,318
   Investments sold                                               345,000          150,000          100,000           30,000
Other assets                                                       41,325           15,899            8,830           31,612
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                             229,118,942       93,694,116       67,035,422       48,742,643
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                              --               --               --               --
Payables:
   Common share dividends                                         541,296          248,456          171,591          132,064
   Preferred share dividends                                        4,936            2,196              307            1,465
Accrued expenses:
   Management fees                                                122,102           42,627           27,665           20,125
   Other                                                           73,417           29,390           23,568           18,733
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                            741,751          322,669          223,131          172,387
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                         77,000,000       31,000,000       23,100,000       16,500,000
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                      $ 151,377,191    $  62,371,447    $  43,712,291    $  32,070,256
=============================================================================================================================
Common shares outstanding                                       9,746,032        4,243,493        3,121,477        2,156,758
=============================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                    $       15.53    $       14.70    $       14.00    $       14.87
=============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                     $      97,460    $      42,435    $      31,215    $      21,568
Paid-in surplus                                               147,811,461       60,261,755       44,255,705       30,521,415
Undistributed (Over-distribution of) net investment income      1,308,079          630,639          362,152          292,385
Accumulated net realized gain (loss) from investments          (1,900,126)        (328,056)        (860,179)        (314,151)
Net unrealized appreciation (depreciation) of investments       4,060,317        1,764,674          (76,602)       1,549,039
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                      $ 151,377,191    $  62,371,447    $  43,712,291    $  32,070,256
=============================================================================================================================
Authorized shares:
   Common                                                     200,000,000        Unlimited        Unlimited        Unlimited
   Preferred                                                    1,000,000        Unlimited        Unlimited        Unlimited
=============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

| Statement of
| Operations Six Months ended August 31, 2009 (Unaudited)

                                                                               MICHIGAN           MICHIGAN           MICHIGAN
                                                                                QUALITY            PREMIUM           DIVIDEND
                                                                                 INCOME             INCOME          ADVANTAGE
                                                                                   (NUM)              (NMP)              (NZW)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                       $     6,422,505    $     4,137,904    $     1,107,283
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                 812,235            517,809            137,373
Preferred shares - auction fees                                                  82,652             50,854             13,533
Preferred shares - dividend disbursing agent fees                                10,082             10,082              5,041
Shareholders' servicing agent fees and expenses                                   9,274              7,116                325
Interest expense on floating rate obligations                                    18,958             12,169              3,473
Custodian's fees and expenses                                                    25,795             17,791              7,098
Directors'/Trustees' fees and expenses                                            4,181              2,657                697
Professional fees                                                                13,082             10,208              5,264
Shareholders' reports - printing and mailing expenses                            26,590             18,405              6,623
Stock exchange listing fees                                                       4,647              4,647                147
Investor relations expense                                                        8,186              5,467              1,507
Other expenses                                                                   15,262             10,874              7,413
------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          1,030,944            668,079            188,494
   Custodian fee credit                                                             (39)               (35)                (8)
   Expense reimbursement                                                             --                 --            (31,808)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  1,030,905            668,044            156,678
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         5,391,600          3,469,860            950,605
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                    (1,186,661)          (833,619)          (377,811)
Change in net unrealized appreciation (depreciation) of investments           9,463,463          5,600,130          2,608,478
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                       8,276,802          4,766,511          2,230,667
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                     (267,696)          (165,751)           (36,365)
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Preferred Shareholders                                                   (267,696)          (165,751)           (36,365)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                      $    13,400,706    $     8,070,620    $     3,144,907
==============================================================================================================================

58 Nuveen Investments

                                                                               OHIO            OHIO            OHIO            OHIO
                                                                            QUALITY        DIVIDEND        DIVIDEND        DIVIDEND
                                                                             INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                              (NUO)           (NXI)           (NBJ)           (NVJ)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $   5,722,444   $   2,334,790   $   1,657,452   $   1,227,340
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                             717,727         296,516         211,594         154,326
Preferred shares - auction fees                                              71,726          28,877          21,518          15,370
Preferred shares - dividend disbursing agent fees                            15,123           5,041           5,041           5,041
Shareholders' servicing agent fees and expenses                              10,193             542             579             430
Interest expense on floating rate obligations                                    --              --              --              --
Custodian's fees and expenses                                                23,324          11,458           8,931           7,436
Directors'/Trustees' fees and expenses                                        3,726           1,526           1,089             793
Professional fees                                                            12,090           6,835           6,018           5,523
Shareholders' reports - printing and mailing expenses                        24,487          10,089           8,563           7,194
Stock exchange listing fees                                                   4,647             302             222             154
Investor relations expense                                                    7,545           2,847           2,186           1,622
Other expenses                                                               10,848           8,174           8,790           8,467
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        901,436         372,207         274,531         206,356
   Custodian fee credit                                                         (77)            (12)             (9)            (18)
   Expense reimbursement                                                         --         (49,557)        (48,992)        (37,702)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                901,359         322,638         225,530         168,636
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     4,821,085       2,012,152       1,431,922       1,058,704
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                  (147,282)       (127,634)       (128,359)       (261,621)
Change in net unrealized appreciation (depreciation) of investments       8,689,154       3,426,682       2,789,125       1,999,426
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                   8,541,872       3,299,048       2,660,766       1,737,805
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                 (233,280)        (95,716)        (70,473)        (51,207)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred Shareholders                                 (233,280)        (95,716)        (70,473)        (51,207)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                    $  13,129,677   $   5,215,484   $   4,022,215   $   2,745,302
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

| Statement of
| Changes in Net Assets (Unaudited)

                                                     MICHIGAN                                          MICHIGAN
                                               QUALITY INCOME (NUM)                              PREMIUM INCOME (NMP)
                                    ---------------------------------------------   ---------------------------------------------
                                       SIX MONTHS           SEVEN                      SIX MONTHS           SEVEN
                                            ENDED    MONTHS ENDED      YEAR ENDED           ENDED    MONTHS ENDED      YEAR ENDED
                                          8/31/09         2/28/09         7/31/08         8/31/09         2/28/09         7/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income               $   5,391,600   $   6,297,863   $  10,847,892   $   3,469,860   $   4,032,688   $   6,913,995
Net realized gain (loss) from:
   Investments                         (1,186,661)     (1,757,557)       (263,137)       (833,619)     (1,285,668)       (512,989)
   Forward swaps                               --              --              --              --          69,797          (6,970)
   Futures contracts                           --              --              --              --          41,405              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                          9,463,463      (5,268,940)     (7,931,308)      5,600,130      (3,725,846)     (5,009,333)
   Forward swaps                               --              --              --              --         (71,362)        207,726
   Futures contracts                           --              --              --              --         (13,813)         13,813
Distributions to Preferred
   Shareholders:
   From net investment income            (267,696)     (1,528,357)     (2,850,189)       (165,751)       (911,943)     (1,775,079)
   From accumulated net realized
     gains                                     --              --        (431,262)             --              --        (187,020)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations              13,400,706      (2,256,991)       (628,004)      8,070,620      (1,864,742)       (355,857)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income             (4,019,135)     (4,551,261)     (7,897,051)     (2,552,632)     (2,906,120)     (5,138,948)
From accumulated net realized
   gains                                       --              --      (1,193,754)             --              --        (574,353)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   Shareholders                        (4,019,135)     (4,551,261)     (9,090,805)     (2,552,632)     (2,906,120)     (5,713,301)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
     issued to shareholders due
     to reinvestment of
     distributions                             --              --              --              --              --              --
   Repurchased                           (785,670)             --              --        (432,115)       (283,094)             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                          (785,670)             --              --        (432,115)       (283,094)             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                               8,595,901      (6,808,252)     (9,718,809)      5,085,873      (5,053,956)     (6,069,158)
Net assets applicable to Common
   shares at the beginning of
   period                             158,716,500     165,524,752     175,243,561     102,434,447     107,488,403     113,557,561
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period      $ 167,312,401   $ 158,716,500   $ 165,524,752   $ 107,520,320   $ 102,434,447   $ 107,488,403
=================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of period                $   1,315,593   $     210,824   $      (7,421)  $     824,977   $      73,500   $    (141,120)
=================================================================================================================================

60 Nuveen Investments

                                                       MICHIGAN                                          OHIO
                                               DIVIDEND ADVANTAGE (NZW)                          QUALITY INCOME (NUO)
                                    ---------------------------------------------   ---------------------------------------------
                                       SIX MONTHS           SEVEN                      SIX MONTHS           SEVEN
                                            ENDED    MONTHS ENDED      YEAR ENDED           ENDED    MONTHS ENDED      YEAR ENDED
                                          8/31/09         2/28/09         7/31/08         8/31/09         2/28/09         7/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income               $     950,605   $   1,113,258   $   1,952,639   $   4,821,085   $   5,455,829   $   9,258,185
Net realized gain (loss) from:
   Investments                           (377,811)       (206,695)        (97,468)       (147,282)       (963,174)       (894,117)
   Forward swaps                               --              --              --              --              --        (113,636)
   Futures contracts                           --              --              --              --         348,303          (8,573)
Change in net unrealized
   appreciation (depreciation) of:
   Investments                          2,608,478      (1,840,743)     (1,870,613)      8,689,154      (4,408,974)     (6,068,561)
   Forward swaps                               --              --              --              --              --         141,307
   Futures contracts                           --              --              --              --        (101,622)        101,622
Distributions to Preferred
   Shareholders: From net
   investment income                      (36,365)       (265,934)       (491,691)       (233,280)     (1,253,559)     (2,439,092)
   From accumulated net realized
     gains                                     --          (8,429)        (48,339)             --              --        (235,804)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations               3,144,907      (1,208,543)       (555,472)     13,129,677        (923,197)       (258,669)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income               (696,291)       (815,426)     (1,457,223)     (3,635,271)     (3,810,698)     (6,520,095)
From accumulated net realized
   gains                                       --         (24,804)       (150,270)             --              --        (656,883)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   Shareholders                          (696,291)       (840,230)     (1,607,493)     (3,635,271)     (3,810,698)     (7,176,978)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares
     issued to shareholders due
     to reinvestment of
     distributions                             --              --           8,680              --              --              --
   Repurchased                             (9,059)             --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from
   capital share transactions              (9,059)             --           8,680              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                               2,439,557      (2,048,773)     (2,154,285)      9,494,406      (4,733,895)     (7,435,647)
Net assets applicable to Common
   shares at the beginning of
   period                              26,235,936      28,284,709      30,438,994     141,882,785     146,616,680     154,052,327
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period      $  28,675,493   $  26,235,936   $  28,284,709   $ 151,377,191   $ 141,882,785   $ 146,616,680
=================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of period                $     201,528   $     (16,421)  $     (48,259)  $   1,308,079   $     355,545   $       3,336
=================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

| Statement of
| Changes in Net Assets (Unaudited) (continued)

                                                            OHIO                                         OHIO
                                                  DIVIDEND ADVANTAGE (NXI)                     DIVIDEND ADVANTAGE 2 (NBJ)
                                        -------------------------------------------  --------------------------------------------
                                           SIX MONTHS          SEVEN                    SIX MONTHS          SEVEN
                                                ENDED   MONTHS ENDED     YEAR ENDED          ENDED   MONTHS ENDED      YEAR ENDED
                                              8/31/09        2/28/09        7/31/08        8/31/09        2/28/09         7/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $   2,012,152  $   2,294,907  $   3,959,340  $   1,431,922  $   1,675,202  $   2,890,350
Net realized gain (loss) from:
   Investments                               (127,634)      (160,768)      (240,447)      (128,359)      (424,412)      (326,158)
   Forward swaps                                   --        104,696        (31,726)            --             --        (45,455)
   Futures contracts                               --        276,060         (8,580)            --         64,124             --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                              3,426,682     (2,005,025)    (2,295,579)     2,789,125     (2,249,194)    (1,953,136)
   Forward swaps                                   --       (107,042)       220,088             --             --         56,523
   Futures contracts                               --        (41,291)        41,291             --        (19,976)        19,976
Distributions to Preferred
   Shareholders:
   From net investment income                 (95,716)      (507,674)      (974,550)       (70,473)      (391,035)      (790,428)
   From accumulated net realized
   gains                                           --             --       (133,387)            --             --        (67,354)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                               5,215,484       (146,137)       536,450      4,022,215     (1,345,291)      (215,682)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                 (1,536,145)    (1,629,732)    (2,775,637)    (1,064,424)    (1,186,161)    (2,007,110)
From accumulated net realized gains                --             --       (399,794)            --             --       (185,104)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common Shareholders                     (1,536,145)    (1,629,732)    (3,175,431)    (1,064,424)    (1,186,161)    (2,192,214)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                              --             --             --             --             --             --
   Repurchased                                     --         (6,912)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                      --         (6,912)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              3,679,339     (1,782,781)    (2,638,981)     2,957,791     (2,531,452)    (2,407,896)
Net assets applicable to Common shares
   at the beginning of period              58,692,108     60,474,889     63,113,870     40,754,500     43,285,952     45,693,848
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                 $  62,371,447  $  58,692,108  $  60,474,889  $  43,712,291  $  40,754,500  $  43,285,952
=================================================================================================================================
Undistributed (Over-distribution
   of)net investment income at the end
   of period                            $     630,639  $     250,348  $     108,618  $     362,152  $      65,127  $     (32,879)
=================================================================================================================================

62 Nuveen Investments

                                                                      OHIO
                                                           DIVIDEND ADVANTAGE 3 (NVJ)
                                            ------------------------------------------------------
                                                 SIX MONTHS              SEVEN
                                                      ENDED       MONTHS ENDED          YEAR ENDED
                                                    8/31/09            2/28/09             7/31/08
--------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                       $     1,058,704    $     1,194,279    $     2,053,018
Net realized gain (loss) from:
   Investments                                     (261,621)           (55,182)          (272,641)
   Forward swaps                                         --            104,696                 --
   Futures contracts                                     --            173,467             23,859
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                    1,999,426           (958,880)        (1,043,820)
   Forward swaps                                         --           (107,042)           107,042
   Futures contracts                                     --            (21,252)             9,550
Distributions to Preferred Shareholders:
   From net investment income                       (51,207)          (265,893)          (496,884)
   From accumulated net realized gains                   --                 --            (45,494)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                2,745,302             64,193            334,630
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                         (802,314)          (857,987)        (1,454,801)
From accumulated net realized gains                      --                 --           (132,313)
--------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common Shareholders                          (802,314)          (857,987)        (1,587,114)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                       --                 --                 --
   Repurchased                                           --            (20,129)                --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                            --            (20,129)                --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                    1,942,988           (813,923)        (1,252,484)
Net assets applicable to Common
   shares at the beginning of period             30,127,268         30,941,191         32,193,675
--------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period              $    32,070,256    $    30,127,268    $    30,941,191
==================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                                $       292,385    $        87,202    $        24,308
==================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

| Notes to
| Financial Statements (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (collectively, the "Funds"). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

During the prior fiscal period, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year end from July 31 to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

64 Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax=exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax=exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex=dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of August 31, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                          MICHIGAN      MICHIGAN        MICHIGAN
                                           QUALITY       PREMIUM        DIVIDEND
                                            INCOME        INCOME       ADVANTAGE
                                             (NUM)         (NMP)           (NZW)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                     --           805              --
   Series W                                     --            --             571
   Series TH                                 2,972         1,343              --
   Series F                                    521            --              --
--------------------------------------------------------------------------------
Total                                        3,493         2,148             571
================================================================================

                                OHIO          OHIO          OHIO            OHIO
                             QUALITY      DIVIDEND      DIVIDEND        DIVIDEND
                              INCOME     ADVANTAGE   ADVANTAGE 2     ADVANTAGE 3
                               (NUO)         (NXI)         (NBJ)           (NVJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                      680            --            --              --
   Series T                       --            --            --             660
   Series W                       --         1,240            --              --
   Series TH                   1,400            --            --              --
   Series TH2                  1,000            --            --              --
   Series F                       --            --           924              --
--------------------------------------------------------------------------------
Total                          3,080         1,240           924             660
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times, than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise might have been. As of August 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                           Nuveen Investments 65

| Notes to
| Financial Statements (Unaudited) (continued)

                                          MICHIGAN      MICHIGAN        MICHIGAN
                                           QUALITY       PREMIUM        DIVIDEND
                                            INCOME        INCOME       ADVANTAGE
                                             (NUM)         (NMP)           (NZW)
--------------------------------------------------------------------------------
Preferred shares redeemed, at
   liquidation value                  $  6,675,000  $  2,300,000   $   1,725,000
================================================================================

                                  OHIO          OHIO          OHIO          OHIO
                               QUALITY      DIVIDEND      DIVIDEND      DIVIDEND
                                INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                 (NUO)         (NXI)         (NBJ)         (NVJ)
--------------------------------------------------------------------------------
Preferred shares redeemed, at
   liquidation value             $ --          $ --     $ 900,000           $ --
================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended August 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At August 31 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                          MICHIGAN    MICHIGAN     MICHIGAN       OHIO         OHIO         OHIO           OHIO
                                           QUALITY     PREMIUM     DIVIDEND    QUALITY     DIVIDEND     DIVIDEND       DIVIDEND
                                            INCOME      INCOME    ADVANTAGE     INCOME    ADVANTAGE  ADVANTAGE 2    ADVANTAGE 3
                                             (NUM)       (NMP)        (NZW)      (NUO)        (NXI)        (NBJ)          (NVJ)
-------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse
   Trusts                                    $ --         $ --         $ --       $ --         $ --         $ --           $ --
===============================================================================================================================

66 Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2009, were as follows:

                                          MICHIGAN      MICHIGAN       MICHIGAN
                                           QUALITY       PREMIUM       DIVIDEND
                                            INCOME        INCOME      ADVANTAGE
                                              (NUM)         (NMP)          (NZW)
-------------------------------------------------------------------------------
Average floating rate obligations      $ 3,274,891   $ 2,102,065     $  599,946
Average annual interest
   rate and fees                              1.15%         1.15%          1.15%
================================================================================

                               OHIO          OHIO          OHIO           OHIO
                            QUALITY      DIVIDEND      DIVIDEND       DIVIDEND
                             INCOME     ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                               (NUO)*        (NXI)*        (NBJ)*         (NVJ)*
--------------------------------------------------------------------------------
Average floating rate
   obligations                 $ --          $ --          $ --           $ --
Average annual interest
   rate and fees                 --            --            --             --
================================================================================

* Fund did not invest in self-deposited inverse floaters during the six months ended August 31, 2009.

Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the six months ended August 31, 2009.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. The Funds did not invest in futures contracts during the six months ended August 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

                                                           Nuveen Investments 67

| Notes to
| Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.
      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of August 31, 2009:

MICHIGAN QUALITY INCOME (NUM)              LEVEL 1         LEVEL 2    LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                            $ --    $254,582,577       $ --      $254,582,577
===============================================================================================

MICHIGAN PREMIUM INCOME (NMP)              LEVEL 1         LEVEL 2    LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                            $ --    $160,808,680       $ --      $160,808,680
===============================================================================================

68 Nuveen Investments

MICHIGAN DIVIDEND ADVANTAGE (NZW)          LEVEL 1         LEVEL 2    LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                            $ --    $ 42,867,561       $ --      $ 42,867,561
===============================================================================================
OHIO QUALITY INCOME (NUO)                  LEVEL 1         LEVEL 2    LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                            $ --    $224,490,241       $ --      $224,490,241
===============================================================================================
OHIO DIVIDEND ADVANTAGE (NXI)              LEVEL 1         LEVEL 2    LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                            $ --    $ 92,064,386       $ --      $ 92,064,386
===============================================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)            LEVEL 1         LEVEL 2    LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                            $ --    $ 65,716,427       $ --      $ 65,716,427
===============================================================================================
OHIO DIVIDEND ADVANTAGE 3 (NVJ)            LEVEL 1         LEVEL 2    LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                            $ --    $ 47,888,809       $ --      $ 47,888,809
===============================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the six months ended August 31, 2009.

4. FUND SHARES

Common Shares

Transactions in Common shares were as follows:

                                               MICHIGAN QUALITY                     MICHIGAN PREMIUM
                                                 INCOME (NUM)                           INCOME (NMP)
                                   --------------------------------------  -------------------------------------
                                    SIX MONTHS   SEVEN MONTHS        YEAR  SIX MONTHS   SEVEN MONTHS        YEAR
                                         ENDED          ENDED       ENDED       ENDED          ENDED       ENDED
                                       8/31/09        2/28/09     7/31/08     8/31/09        2/28/09     7/31/08
----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions            --             --          --          --             --          --
   Repurchased                         (76,200)            --          --     (42,300)       (26,700)         --
----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased       $   10.29             --          --   $   10.20      $   10.58          --
   Discount per share repurchased        23.56%            --          --       22.70%         20.80%         --
================================================================================================================

                                               MICHIGAN DIVIDEND                        OHIO QUALITY
                                                ADVANTAGE (NZW)                         INCOME (NUO)
                                   --------------------------------------  -------------------------------------
                                    SIX MONTHS   SEVEN MONTHS        YEAR  SIX MONTHS   SEVEN MONTHS        YEAR
                                         ENDED          ENDED       ENDED       ENDED          ENDED       ENDED
                                       8/31/09        2/28/09     7/31/08    8/31/09         2/28/09     7/31/08
----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions            --             --         595          --             --          --
   Repurchased                            (900)            --          --          --             --          --
----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased        $  10.05             --          --          --             --          --
   Discount per share repurchased        20.27%            --          --          --             --          --
================================================================================================================

                                                           Nuveen Investments 69

| Notes to
| Financial Statements (Unaudited) (continued)

                                                   OHIO DIVIDEND                            OHIO DIVIDEND
                                                  ADVANTAGE (NXI)                         ADVANTAGE 2 (NBJ)
                                   --------------------------------------  -------------------------------------
                                    SIX MONTHS   SEVEN MONTHS        YEAR  SIX MONTHS   SEVEN MONTHS        YEAR
                                         ENDED          ENDED       ENDED       ENDED          ENDED       ENDED
                                       8/31/09        2/28/09     7/31/08     8/31/09        2/28/09     7/31/08
----------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions            --            --           --          --             --          --
   Repurchased                              --           (600)         --          --             --          --
----------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased              --       $  11.50          --          --             --          --
   Discount per share repurchased           --          17.21%         --          --             --          --
================================================================================================================

                                                         OHIO DIVIDEND
                                                       ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------
                                           SIX MONTHS   SEVEN MONTHS        YEAR
                                                ENDED          ENDED       ENDED
                                              8/31/09        2/28/09     7/31/08
--------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                   --             --          --
   Repurchased                                     --         (1,700)         --
--------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                     --      $   11.82          --
   Discount per share repurchased                  --          16.10%         --
================================================================================

Preferred Shares

Transactions in Preferred shares were as follows:

                                                             MICHIGAN QUALITY INCOME (NUM)
                                   -----------------------------------------------------------------------------
                                           SIX MONTHS              SEVEN MONTHS                  YEAR
                                                ENDED                     ENDED                 ENDED
                                              8/31/09                   2/28/09               7/31/08
                                   -----------------------------------------------------------------------------
                                        SHARES         AMOUNT      SHARES       AMOUNT        SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series TH                               122     $3,050,000         106   $2,650,000            --        $ --
   Series F                                 21        525,000          18      450,000            --          --
----------------------------------------------------------------------------------------------------------------
Total                                      143     $3,575,000         124   $3,100,000            --        $ --
================================================================================================================

                                                             MICHIGAN PREMIUM INCOME (NMP)
                                   -----------------------------------------------------------------------------
                                              SIX MONTHS               SEVEN MONTHS                  YEAR
                                                   ENDED                      ENDED                 ENDED
                                                 8/31/09                    2/28/09               7/31/08
                                   -----------------------------------------------------------------------------
                                        SHARES         AMOUNT      SHARES       AMOUNT        SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                 35    $   875,000          --         $ --            --        $ --
   Series TH                                57      1,425,000          --           --            --          --
----------------------------------------------------------------------------------------------------------------
Total                                       92     $2,300,000          --         $ --            --        $ --
================================================================================================================

70 Nuveen Investments

                                                             MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                   -----------------------------------------------------------------------------
                                            SIX MONTHS                 SEVEN MONTHS                 YEAR
                                                 ENDED                        ENDED                ENDED
                                               8/31/09                      2/28/09              7/31/08
                                   -----------------------------------------------------------------------------
                                        SHARES         AMOUNT      SHARES       AMOUNT        SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series W                                 26   $    650,000          43   $1,075,000            --        $ --
================================================================================================================

                                                             OHIO DIVIDEND ADVANTAGE 2 (NBJ)
                                   -----------------------------------------------------------------------------
                                            SIX MONTHS                 SEVEN MONTHS                  YEAR
                                                 ENDED                        ENDED                 ENDED
                                               8/31/09                      2/28/09               7/31/08
                                   -----------------------------------------------------------------------------
                                        SHARES         AMOUNT      SHARES       AMOUNT        SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series F                                 --           $ --          36     $900,000            --       $ --
================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended August 31, 2009, were as follows:

                                        MICHIGAN       MICHIGAN        MICHIGAN
                                         QUALITY        PREMIUM        DIVIDEND
                                          INCOME         INCOME       ADVANTAGE
                                            (NUM)          (NMP)           (NZW)
--------------------------------------------------------------------------------
Purchases                           $ 12,650,755     $8,219,206      $1,752,253
Sales and maturities                  11,863,116      7,725,501       1,588,154
================================================================================

                                            OHIO           OHIO             OHIO            OHIO
                                         QUALITY       DIVIDEND         DIVIDEND        DIVIDEND
                                          INCOME      ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                            (NUO)          (NXI)            (NBJ)           (NVJ)
------------------------------------------------------------------------------------------------
Purchases                            $ 9,790,609    $ 2,847,854      $ 1,996,102     $ 3,049,436
Sales and maturities                   6,680,919      2,611,664        1,494,852       2,869,968
================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2009, the cost of investments was as follows:

                                        MICHIGAN      MICHIGAN        MICHIGAN
                                         QUALITY       PREMIUM        DIVIDEND
                                          INCOME        INCOME       ADVANTAGE
                                            (NUM)         (NMP)           (NZW)
-------------------------------------------------------------------------------
Cost of investments                 $244,791,385  $156,989,829    $ 42,029,578
===============================================================================

                                             OHIO           OHIO           OHIO            OHIO
                                          QUALITY       DIVIDEND       DIVIDEND        DIVIDEND
                                           INCOME      ADVANTAGE    ADVANTAGE 2     ADVANTAGE 3
                                             (NUO)          (NXI)          (NBJ)           (NVJ)
------------------------------------------------------------------------------------------------
Cost of investments                 $ 220,299,619   $ 90,226,921   $ 65,765,415    $ 46,317,426
================================================================================================

                                                           Nuveen Investments 71

| Notes to
| Financial Statements (Unaudited) (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2009, were as follows:

                                                                 MICHIGAN       MICHIGAN       MICHIGAN
                                                                  QUALITY        PREMIUM       DIVIDEND
                                                                   INCOME         INCOME      ADVANTAGE
                                                                     (NUM)          (NMP)          (NZW)
-------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                               $10,912,835    $ 3,693,034    $ 1,294,053
   Depreciation                                                (4,751,173)    (2,203,837)    (1,120,902)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments     $ 6,161,662    $ 1,489,197    $   173,151
=======================================================================================================

                                                                      OHIO          OHIO             OHIO             OHIO
                                                                   QUALITY      DIVIDEND         DIVIDEND         DIVIDEND
                                                                    INCOME     ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                      (NUO)         (NXI)            (NBJ)            (NVJ)
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                               $  9,379,935   $ 3,770,950    $ 1,860,407       $  2,550,334
   Depreciation                                                 (5,189,313)   (1,933,485)    (1,909,395)          (978,951)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments     $  4,190,622   $ 1,837,465    $   (48,988)      $  1,571,383
==========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds' last tax year end, were as follows:

                                                 MICHIGAN        MICHIGAN        MICHIGAN
                                                  QUALITY         PREMIUM        DIVIDEND
                                                   INCOME          INCOME       ADVANTAGE
                                                     (NUM)           (NMP)           (NZW)
-----------------------------------------------------------------------------------------
Undistributed net tax-exempt income *        $    791,183    $    464,129    $     99,521
Undistributed net ordinary income **                   --              --              --
Undistributed net long-term capital gains              --              --              --
=========================================================================================

                                                     OHIO            OHIO            OHIO            OHIO
                                                  QUALITY        DIVIDEND        DIVIDEND        DIVIDEND
                                                   INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                     (NUO)           (NXI)           (NBJ)           (NVJ)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *        $    822,568    $    378,027    $    214,793    $    200,792
Undistributed net ordinary income **                1,478          52,302              --              --
Undistributed net long-term capital gains              --              --              --              --
=========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax years ended February 28, 2009, and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                    MICHIGAN        MICHIGAN        MICHIGAN
                                                     QUALITY         PREMIUM        DIVIDEND
                                                      INCOME          INCOME       ADVANTAGE
SEVEN MONTHS ENDED FEBRUARY 28, 2009                    (NUM)           (NMP)           (NZW)
--------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $  6,134,177    $  3,859,940    $  1,079,536
Distributions from net ordinary income **                 --              --              --
Distributions from net long-term capital gains            --              --          33,173
============================================================================================

                                                        OHIO            OHIO            OHIO              OHIO
                                                     QUALITY        DIVIDEND        DIVIDEND          DIVIDEND
                                                      INCOME       ADVANTAGE     ADVANTAGE 2       ADVANTAGE 3
SEVEN MONTHS ENDED FEBRUARY 28, 2009                    (NUO)           (NXI)           (NBJ)             (NVJ)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $  5,095,614    $  2,133,665    $  1,578,459      $  1,122,076
Distributions from net ordinary income **                 --              --              --                --
Distributions from net long-term capital gains            --              --              --                --
==============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

72 Nuveen Investments

                                                       MICHIGAN         MICHIGAN         MICHIGAN
                                                        QUALITY          PREMIUM         DIVIDEND
                                                         INCOME           INCOME        ADVANTAGE
2008                                                       (NUM)            (NMP)            (NZW)
-------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $  10,748,540    $   6,922,965    $   1,960,679
Distributions from net ordinary income **                68,426           12,818               --
Distributions from net long-term capital gains        1,574,122          748,463          198,609
=================================================================================================

                                                           OHIO             OHIO             OHIO             OHIO
                                                        QUALITY         DIVIDEND         DIVIDEND         DIVIDEND
                                                         INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
2008                                                       (NUO)            (NXI)            (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $   8,988,444    $   3,778,712    $   2,803,986    $   1,968,527
Distributions from net ordinary income **                10,212               --            3,297               --
Distributions from net long-term capital gains          882,398          532,929          248,931          177,807
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2009, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                           MICHIGAN      MICHIGAN      MICHIGAN
                                            QUALITY       PREMIUM      DIVIDEND
                                             INCOME        INCOME     ADVANTAGE
                                               (NUM)         (NMP)         (NZW)
--------------------------------------------------------------------------------
Expiration:
   February 28, 2016                     $       --    $   34,858    $       --
   February 28, 2017                        337,855       336,297       457,422
--------------------------------------------------------------------------------
Total                                    $  337,855    $  371,155    $  457,422
================================================================================

                                                OHIO          OHIO            OHIO           OHIO
                                             QUALITY      DIVIDEND        DIVIDEND       DIVIDEND
                                              INCOME     ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                (NUO)         (NXI)           (NBJ)          (NVJ)
-------------------------------------------------------------------------------------------------
Expiration:
   February 28, 2016                    $         --    $       --       $  14,045       $     --
   February 28, 2017                       1,309,059        40,911         522,972         52,530
-------------------------------------------------------------------------------------------------
Total                                   $  1,309,059    $   40,911       $ 537,017       $ 52,530
=================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                        MICHIGAN        MICHIGAN       MICHIGAN
                                         QUALITY         PREMIUM       DIVIDEND
                                          INCOME          INCOME      ADVANTAGE
                                            (NUM)           (NMP)          (NZW)
--------------------------------------------------------------------------------
Post-October capital losses          $ 1,819,630     $ 1,315,963     $  140,530
================================================================================

                                            OHIO           OHIO            OHIO           OHIO
                                         QUALITY       DIVIDEND        DIVIDEND       DIVIDEND
                                          INCOME      ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                            (NUO)          (NXI)           (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------
Post-October capital losses          $   444,066     $  161,562    $    194,805      $      --
==============================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

                                                           Nuveen Investments 73

| Notes to
| Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                   MICHIGAN QUALITY INCOME (NUM)
                                                   MICHIGAN PREMIUM INCOME (NMP)
                                                       OHIO QUALITY INCOME (NUO)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
===============================================================================

                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
                                                 OHIO DIVIDEND ADVANTAGE 2 (NBJ)
                                                 OHIO DIVIDEND ADVANTAGE 3 (NVJ)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
===============================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of August 31, 2009, the complex-level fee rate was .1936%. The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSETS                     EFFECTIVE RATE AT BREAKPOINT LEVEL
   BREAKPOINT LEVEL (1)
-------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
===============================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

74 Nuveen Investments

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2001*                         .30%                2007                      .25%
2002                          .30                 2008                      .20
2003                          .30                 2009                      .15
2004                          .30                 2010                      .10
2005                          .30                 2011                      .05
2006                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011. For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
SEPTEMBER 30,                                     SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                         .30%                2007                      .25%
2002                          .30                 2008                      .20
2003                          .30                 2009                      .15
2004                          .30                 2010                      .10
2005                          .30                 2011                      .05
2006                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011. For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                         .30%                2008                      .25%
2003                          .30                 2009                      .20
2004                          .30                 2010                      .15
2005                          .30                 2011                      .10
2006                          .30                 2012                      .05
2007                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

8. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, "Accounting for Transfers of Financial Assets - an amendment of SFAS No. 140." The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

                                                           Nuveen Investments 75

| Notes to
| Financial Statements (Unaudited) (continued)

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2009, to shareholders of record on September 15, 2009, as follows:
                                           MICHIGAN     MICHIGAN       MICHIGAN
                                            QUALITY      PREMIUM       DIVIDEND
                                             INCOME       INCOME      ADVANTAGE
                                               (NUM)        (NMP)          (NZW)
--------------------------------------------------------------------------------
Dividend per share                           $.0620       $.0610        $. 0620
================================================================================
                                 OHIO         OHIO           OHIO          OHIO
                              QUALITY     DIVIDEND       DIVIDEND      DIVIDEND
                               INCOME    ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                 (NUO)        (NXI)          (NBJ)         (NVJ)
--------------------------------------------------------------------------------
Dividend per share              $.0680      $.0640         $.0630        $.0670
================================================================================

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 "Subsequent Events." SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through October 27, 2009, which is the date the financial statements were issued.

Preferred Shares

On October 1, 2009, Ohio Quality Income (NUO), noticed for redemption $4.0 million of its outstanding Preferred shares, at liquidation value. The Fund will be using tender option bonds (TOBs) to finance the partial redemption of its Preferred shares.

76 Nuveen Investments

| Financial
| Highlights(Unaudited)

                                                           Nuveen Investments 77

| Financial
| Highlights(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                      INVESTMENT OPERATIONS
                                                 --------------------------------------------------------------------
                                                                                DISTRIBUTIONS DISTRIBUTIONS
                                                                                     FROM NET          FROM
                                        BEGINNING                                  INVESTMENT       CAPITAL
                                           COMMON                           NET     INCOME TO      GAINS TO
                                            SHARE            NET      REALIZED/     PREFERRED     PREFERRED
                                        NET ASSET     INVESTMENT     UNREALIZED        SHARE-        SHARE-
                                            VALUE         INCOME    GAIN (LOSS)      HOLDERS+      HOLDERS+      TOTAL
----------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                 $   13.55      $     .46     $      .74      $   (.02)      $    --    $  1.18
2009(b)                                     14.13            .54           (.60)         (.13)           --       (.19)
Year Ended 7/31:
2008                                        14.96            .93           (.71)         (.24)         (.04)      (.06)
2007                                        15.17            .94           (.10)         (.25)         (.02)       .57
2006                                        15.88            .96           (.52)         (.21)         (.02)       .21
2005                                        15.51            .98            .57          (.13)         (.01)      1.41
2004                                        15.14           1.01            .49          (.06)         (.01)      1.43
MICHIGAN PREMIUM INCOME (NMP)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                     13.26            .45            .64          (.02)           --       1.07
2009(b)                                     13.87            .52           (.63)         (.12)           --       (.23)
Year Ended 7/31:
2008                                        14.65            .89           (.69)         (.23)         (.02)      (.05)
2007                                        14.92            .90           (.12)         (.23)         (.02)       .53
2006                                        15.55            .91           (.40)         (.18)         (.02)       .31
2005                                        15.19            .93            .50          (.11)           --       1.32
2004                                        15.24            .97            .38          (.04)         (.03)      1.28
=======================================================================================================================

                                                LESS DISTRIBUTIONS
                                   --------------------------------------------
                                              NET                                    OFFERING
                                       INVESTMENT        CAPITAL                    COSTS AND       ENDING
                                        INCOME TO       GAINS TO                    PREFERRED       COMMON
                                           COMMON         COMMON                        SHARE        SHARE     ENDING
                                           SHARE-         SHARE-                 UNDERWRITING    NET ASSET     MARKET
                                          HOLDERS        HOLDERS          TOTAL     DISCOUNTS        VALUE      VALUE
---------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
---------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                  $   (.35)      $     --      $    (.35)     $     --     $  14.38   $  12.68
2009(b)                                      (.39)            --           (.39)           --        13.55      10.61
Year Ended 7/31:
2008                                         (.67)          (.10)          (.77)           --        14.13      12.32
2007                                         (.71)          (.07)          (.78)           --        14.96      14.16
2006                                         (.81)          (.11)          (.92)           --        15.17      14.41
2005                                         (.93)          (.11)         (1.04)           --        15.88      15.67
2004                                         (.95)          (.11)         (1.06)           --        15.51      15.20
MICHIGAN PREMIUM INCOME (NMP)
---------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                      (.33)            --           (.33)           --        14.00      12.26
2009(b)                                      (.38)            --           (.38)           --        13.26      10.44
Year Ended 7/31:
2008                                         (.66)          (.07)          (.73)           --        13.87      12.38
2007                                         (.71)          (.09)          (.80)           --        14.65      13.80
2006                                         (.79)          (.15)          (.94)           --        14.92      14.27
2005                                         (.91)          (.05)          (.96)           --        15.55      15.68
2004                                         (.94)          (.39)         (1.33)           --        15.19      14.37
=====================================================================================================================

                                          PREFERRED SHARES AT END OF PERIOD
                                   --------------------------------------------
                                        AGGREGATE    LIQUIDATION
                                           AMOUNT     AND MARKET          ASSET
                                      OUTSTANDING          VALUE       COVERAGE
                                             (000)     PER SHARE      PER SHARE
--------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
--------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                   $87,325        $25,000        $72,899
2009(b)                                    90,900         25,000         68,651
Year Ended 7/31:
2008                                       94,000         25,000         69,023
2007                                       94,000         25,000         71,607
2006                                       94,000         25,000         72,270
2005                                       94,000         25,000         74,441
2004                                       94,000         25,000         73,169
MICHIGAN PREMIUM INCOME (NMP)
--------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    53,700         25,000         75,056
2009(b)                                    56,000         25,000         70,730
Year Ended 7/31:
2008                                       56,000         25,000         72,986
2007                                       56,000         25,000         75,695
2006                                       56,000         25,000         76,612
2005                                       56,000         25,000         78,783
2004                                       56,000         25,000         77,468
================================================================================

78 Nuveen Investments

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                               ----------------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                            APPLICABLE TO COMMON SHARES
                                            TOTAL RETURNS                                   BEFORE CREDIT/REIMBURSEMENT
                                   ----------------------------               -------------------------------------------------
                                                          BASED         ENDING
                                                             ON            NET
                                           BASED         COMMON         ASSETS
                                              ON      SHARE NET     APPLICABLE       EXPENSES         EXPENSES              NET
                                          MARKET          ASSET      TO COMMON      INCLUDING        EXCLUDING       INVESTMENT
                                           VALUE*         VALUE*   SHARES (000)      INTEREST++(a)    INTEREST++(a)      INCOME++
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    23.08%          8.78%      $167,312           1.27%***         1.25%***         6.64%***
2009(b)                                   (10.68)         (1.27)       158,717           1.33***          1.33***          6.92***
Year Ended 7/31:
2008                                       (7.77)          (.43)       165,525           1.29             1.25             6.28
2007                                        3.64           3.77        175,244           1.26             1.22             6.12
2006                                       (2.28)          1.41        177,734           1.23             1.23             6.17
2005                                        9.94           9.28        185,900           1.22             1.22             6.13
2004                                        5.17           9.52        181,114           1.22             1.22             6.44
MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    20.92           8.19        107,520           1.28***          1.25***          6.63***
2009(b)                                   (12.57)         (1.62)       102,434           1.32***          1.32***          6.83***
Year Ended 7/31:
2008                                       (5.09)          (.36)       107,488           1.38             1.23             6.16
2007                                        2.16           3.59        113,558           1.38             1.22             5.97
2006                                       (3.12)          2.06        115,611           1.20             1.20             6.03
2005                                       16.03           8.80        120,475           1.19             1.19             5.97
2004                                        5.46           8.56        117,529           1.20             1.20             6.28
====================================================================================================================================

                                                        RATIOS/SUPPLEMENTAL DATA
                                    -------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS
                                              APPLICABLE TO COMMON SHARES
                                              AFTER CREDIT/REIMBURSEMENT**
                                    ------------------------------------------------
                                      EXPENSES         EXPENSES                NET      PORTFOLIO
                                     INCLUDING        EXCLUDING         INVESTMENT       TURNOVER
                                      INTEREST++(a)    INTEREST++(a)        INCOME++         RATE
---------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
---------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                   1.27%***         1.25%***           6.64%***          5%
2009(b)                                   1.33***          1.33***            6.93***           3
Year Ended 7/31:
2008                                      1.28             1.24               6.29             18
2007                                      1.24             1.20               6.14             13
2006                                      1.22             1.22               6.19             18
2005                                      1.21             1.21               6.14              8
2004                                      1.22             1.22               6.45             15
MICHIGAN PREMIUM INCOME (NMP)
---------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                   1.28***          1.25***            6.63***           5
2009(b)                                   1.31***          1.31***            6.83***           3
Year Ended 7/31:
2008                                      1.36             1.22               6.18             20
2007                                      1.37             1.21               5.98             15
2006                                      1.19             1.19               6.03              6
2005                                      1.17             1.17               5.98             11
2004                                      1.19             1.19               6.30             28
===================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 79

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                               INVESTMENT OPERATIONS
                                                     -----------------------------------------------------------------------------
                                                                                       DISTRIBUTIONS    DISTRIBUTIONS
                                                                                            FROM NET             FROM
                                            BEGINNING                                     INVESTMENT          CAPITAL
                                               COMMON                           NET        INCOME TO         GAINS TO
                                                SHARE            NET      REALIZED/        PREFERRED        PREFERRED
                                            NET ASSET     INVESTMENT     UNREALIZED           SHARE-           SHARE-
                                                VALUE         INCOME     GAIN (LOSS)         HOLDERS+         HOLDERS+       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                   $     12.69      $     .46      $    1.09        $    (.02)            $ --        $1.53
2009(b)                                         13.68            .54          (1.00)            (.13)              --***      (.59)
Year Ended 7/31:
2008                                            14.73            .94           (.95)            (.24)            (.02)        (.27)
2007                                            14.94            .95           (.14)            (.24)              --***       .57
2006                                            15.44            .97           (.40)            (.20)              --          .37
2005                                            14.82            .98            .63             (.11)              --         1.50
2004                                            14.30            .99            .47             (.05)              --         1.41
===================================================================================================================================

                                                   LESS DISTRIBUTIONS
                                         --------------------------------------
                                                  NET                                 OFFERING
                                           INVESTMENT      CAPITAL                   COSTS AND        ENDING
                                            INCOME TO     GAINS TO                   PREFERRED        COMMON
                                               COMMON       COMMON                       SHARE          SHARE   ENDING
                                               SHARE-       SHARE-                UNDERWRITING      NET ASSET   MARKET
                                              HOLDERS      HOLDERS        TOTAL      DISCOUNTS          VALUE    VALUE
-----------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    $    (.34)     $     --     $   (.34)    $       --     $    13.88  $ 12.22
2009(b)                                         (.39)         (.01)        (.40)            --          12.69    10.77
Year Ended 7/31:
2008                                            (.71)         (.07)        (.78)            --          13.68    13.10
2007                                            (.77)         (.01)        (.78)            --          14.73    15.10
2006                                            (.87)           --         (.87)            --          14.94    15.81
2005                                            (.89)           --         (.89)           .01          15.44    16.79
2004                                            (.89)           --         (.89)            --          14.82    14.65
=======================================================================================================================

                                           PREFERRED SHARES AT END OF PERIOD
                                      ------------------------------------------
                                        AGGREGATE    LIQUIDATION
                                           AMOUNT     AND MARKET           ASSET
                                      OUTSTANDING          VALUE        COVERAGE
                                             (000)     PER SHARE       PER SHARE
--------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
--------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                   $14,275        $25,000         $75,220
2009(b)                                    14,925         25,000          68,946
Year Ended 7/31:
2008                                       16,000         25,000          69,195
2007                                       16,000         25,000          72,561
2006                                       16,000         25,000          73,161
2005                                       16,000         25,000          74,720
2004                                       16,000         25,000          72,716
================================================================================

80 Nuveen Investments

                                                                                RATIOS/SUPPLEMENTAL DATA
                                                            -----------------------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                                      APPLICABLE TO COMMON SHARES
                                          TOTAL RETURNS                               BEFORE CREDIT/REIMBURSEMENT
                                     -----------------------               --------------------------------------------------
                                                       BASED         ENDING
                                                          ON            NET
                                          BASED       COMMON         ASSETS
                                             ON    SHARE NET     APPLICABLE     EXPENSES          EXPENSES              NET
                                         MARKET        ASSET      TO COMMON    INCLUDING         EXCLUDING       INVESTMENT
                                          VALUE*       VALUE*   SHARES (000)    INTEREST++(a)     INTEREST++(a)      INCOME++
-----------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                   16.89%       12.18%   $    28,675         1.37%****         1.34%****        6.67%****
2009(b)                                  (14.48)       (4.20)        26,236         1.48****          1.48****         7.03****
Year Ended 7/31:
2008                                      (8.10)       (1.95)        28,285         1.39              1.34             6.23
2007                                        .46         3.79         30,439         1.38              1.35             5.89
2006                                       (.47)        2.46         30,823         1.31              1.31             5.92
2005                                      21.34        10.41         31,821         1.27              1.27             5.93
2004                                       2.99        10.00         30,538         1.28              1.28             6.13
=============================================================================================================================

                                                            RATIOS/SUPPLEMENTAL DATA
                                        ------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS
                                                 APPLICABLE TO COMMON SHARES
                                                 AFTER CREDIT/REIMBURSEMENT**
                                        ----------------------------------------------
                                         EXPENSES         EXPENSES               NET       PORTFOLIO
                                        INCLUDING        EXCLUDING        INVESTMENT        TURNOVER
                                         INTEREST++(a)    INTEREST++(a)       INCOME++          RATE
----------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                      1.14%****        1.11%****         6.91%****          4%
2009(b)                                      1.20****         1.20****          7.31****           4
Year Ended 7/31:
2008                                         1.05             1.01              6.57              18
2007                                          .96              .93              6.31              19
2006                                          .83              .83              6.40               8
2005                                          .81              .81              6.39               8
2004                                          .81              .81              6.60               9
====================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 81

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                INVESTMENT OPERATIONS
                                                       ----------------------------------------------------------------------
                                                                                    DISTRIBUTIONS   DISTRIBUTIONS
                                                                                         FROM NET            FROM
                                          BEGINNING                                    INVESTMENT         CAPITAL
                                             COMMON                           NET       INCOME TO        GAINS TO
                                              SHARE            NET      REALIZED/       PREFERRED       PREFERRED
                                          NET ASSET     INVESTMENT     UNREALIZED          SHARE-          SHARE-
                                              VALUE         INCOME     GAIN (LOSS)        HOLDERS+        HOLDERS+      TOTAL
-----------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                 $     14.56     $      .49     $      .87           $(.02)           $ --       $1.34
2009(b)                                       15.04            .56           (.52)           (.13)             --       (.09)
Year Ended 7/31:
2008                                          15.81            .95           (.71)           (.25)           (.02)       (.03)
2007                                          16.01            .96           (.12)           (.26)           (.01)        .57
2006                                          16.58            .98           (.42)           (.22)           (.01)        .33
2005                                          16.21           1.02            .49            (.12)             --        1.39
2004                                          16.17           1.07            .25            (.06)           (.01)       1.25
OHIO DIVIDEND ADVANTAGE (NXI)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       13.83            .47            .78            (.02)             --        1.23
2009(b)                                       14.25            .54           (.46)           (.12)             --        (.04)
Year Ended 7/31:
2008                                          14.87            .93           (.55)           (.23)           (.03)        .12
2007                                          15.02            .94           (.09)           (.24)           (.01)        .60
2006                                          15.55            .96           (.40)           (.21)             --         .35
2005                                          15.05           1.00            .57            (.11)             --        1.46
2004                                          14.66           1.04            .40            (.06)             --        1.38
=============================================================================================================================

                                                    LESS DISTRIBUTIONS
                                         ----------------------------------------
                                                NET                                     OFFERING
                                         INVESTMENT        CAPITAL                     COSTS AND      ENDING
                                          INCOME TO       GAINS TO                     PREFERRED      COMMON
                                             COMMON         COMMON                         SHARE        SHARE         ENDING
                                             SHARE-         SHARE-                  UNDERWRITING    NET ASSET         MARKET
                                            HOLDERS        HOLDERS          TOTAL      DISCOUNTS        VALUE          VALUE
----------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                  $     (.37)          $ --     $     (.37)          $ --   $    15.53    $    14.56
2009(b)                                        (.39)            --           (.39)            --        14.56         12.90
Year Ended 7/31:
2008                                           (.67)          (.07)          (.74)            --        15.04         13.40
2007                                           (.73)          (.04)          (.77)            --        15.81         14.43
2006                                           (.85)          (.05)          (.90)            --        16.01         15.83
2005                                           (.98)          (.04)         (1.02)            --        16.58         16.96
2004                                          (1.00)          (.21)         (1.21)            --        16.21         16.30
OHIO DIVIDEND ADVANTAGE (NXI)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                        (.36)            --           (.36)            --        14.70         13.65
2009(b)                                        (.38)            --           (.38)            --        13.83         12.10
Year Ended 7/31:
2008                                           (.65)          (.09)          (.74)            --        14.25         12.77
2007                                           (.72)          (.03)          (.75)            --        14.87         14.39
2006                                           (.85)          (.03)          (.88)            --        15.02         15.05
2005                                           (.96)            --           (.96)            --        15.55         17.00
2004                                           (.97)          (.02)          (.99)            --        15.05         14.80
==================================================================================================================================

                                            PREFERRED SHARES AT END OF PERIOD
                                     -------------------------------------------
                                        AGGREGATE    LIQUIDATION
                                           AMOUNT     AND MARKET           ASSET
                                      OUTSTANDING          VALUE        COVERAGE
                                             (000)     PER SHARE       PER SHARE
--------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
--------------------------------------------------------------------------------
Year Ended 2/28:

2010(c)                               $    77,000    $    25,000     $    74,148
2009(b)                                    77,000         25,000          71,066
Year Ended 7/31:
2008                                       77,000         25,000          72,603
2007                                       77,000         25,000          75,017
2006                                       77,000         25,000          75,658
2005                                       77,000         25,000          77,267
2004                                       77,000         25,000          75,855
OHIO DIVIDEND ADVANTAGE (NXI)
--------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    31,000         25,000          75,300
2009(b)                                    31,000         25,000          72,332
Year Ended 7/31:
2008                                       31,000         25,000          73,770
2007                                       31,000         25,000          75,898
2006                                       31,000         25,000          76,400
2005                                       31,000         25,000          78,123
2004                                       31,000         25,000          76,324
================================================================================

82 Nuveen Investments

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                                 -----------------------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS
                                                                                            APPLICABLE TO COMMON SHARES
                                             TOTAL RETURNS                                  BEFORE CREDIT/REIMBURSEMENT
                                           --------------------                 --------------------------------------------------
                                                          BASED       ENDING
                                                             ON          NET
                                             BASED       COMMON       ASSETS
                                                ON    SHARE NET   APPLICABLE        EXPENSES         EXPENSES              NET
                                            MARKET        ASSET    TO COMMON       INCLUDING        EXCLUDING       INVESTMENT
                                             VALUE*       VALUE*      SHARES(000)   INTEREST++(a)    INTEREST++(a)      INCOME++
----------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(C)                                     15.96%         9.35%    $151,377            1.24%***         1.24%***         6.61%***
2009(b)                                     (0.71)        (0.49)     141,883            1.35***          1.31***          6.77***
Year Ended 7/31:
2008                                        (2.18)         (.26)     146,617            1.42             1.26             6.08
2007                                        (4.25)         3.56      154,052            1.29             1.19             5.94
2006                                        (1.36)         2.10      156,026            1.20             1.20             6.05
2005                                        10.25          8.70      160,982            1.19             1.19             6.16
2004                                         2.59          7.87      156,634            1.20             1.20             6.46
OHIO DIVIDEND ADVANTAGE (NXI)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(C)                                     16.03          9.03       62,371            1.23***          1.23***          6.51***
2009(b)                                     (2.08)        (0.15)      58,692            1.35***          1.31***          6.64***
Year Ended 7/31:
2008                                        (6.21)          .83       60,475            1.39             1.24             6.06
2007                                          .52          4.02       63,114            1.32             1.22             5.85
2006                                        (6.53)         2.32       63,735            1.21             1.21             5.85
2005                                        21.79          9.87       65,873            1.21             1.21             6.00
2004                                        10.70          9.54       63,642            1.20             1.20             6.41
==================================================================================================================================

                                                      RATIOS/SUPPLEMENTAL DATA
                                        ------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS
                                                      APPLICABLE TO COMMON SHARES
                                                     AFTER CREDIT/REIMBURSEMENT**
                                        ------------------------------------------------------
                                         EXPENSES        EXPENSES             NET    PORTFOLIO
                                        INCLUDING       EXCLUDING      INVESTMENT     TURNOVER
                                         INTEREST++(a)   INTEREST++(a)     INCOME++       RATE
----------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
----------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                      1.24%***        1.24%***       6.61%***         3%
2009(b)                                      1.34***         1.30***        6.78***         10
Year Ended 7/31:
2008                                         1.41            1.25           6.09            14
2007                                         1.27            1.17           5.95            15
2006                                         1.19            1.19           6.06             9
2005                                         1.18            1.18           6.17            14
2004                                         1.19            1.19           6.47            31
OHIO DIVIDEND ADVANTAGE (NXI)
----------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                      1.07***         1.07***        6.67***          3
2009(b)                                      1.11***         1.08***        6.88***         10
Year Ended 7/31:
2008                                         1.11             .96           6.34            17
2007                                          .96             .86           6.21            14
2006                                          .76             .76           6.30             6
2005                                          .76             .76           6.46            14
2004                                          .75             .75           6.86            10
==============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                            INVESTMENT OPERATIONS
                                                     -------------------------------------------------------------------
                                                                                  DISTRIBUTIONS DISTRIBUTIONS
                                                                                       FROM NET          FROM
                                            BEGINNING                                INVESTMENT       CAPITAL
                                               COMMON                        NET      INCOME TO      GAINS TO
                                                SHARE          NET     REALIZED/      PREFERRED     PREFERRED
                                            NET ASSET   INVESTMENT    UNREALIZED         SHARE-        SHARE-
                                                VALUE       INCOME    GAIN (LOSS)       HOLDERS+      HOLDERS+     TOTAL
------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                   $     13.06  $       .46  $       .84    $       (.02)     $     --  $    1.28
2009(b)                                         13.87          .54         (.84)           (.13)           --       (.43)
Year Ended 7/31:
2008                                            14.64          .93         (.73)           (.25)         (.02)      (.07)
2007                                            14.81          .92         (.10)           (.25)         (.01)       .56
2006                                            15.37          .93         (.41)           (.22)         (.01)       .29
2005                                            14.85          .95          .61            (.12)           --       1.44
2004                                            14.31          .99          .53            (.06)           --       1.46
OHIO DIVIDEND ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                         13.97          .49          .80            (.02)           --       1.27
2009(b)                                         14.33          .55         (.39)           (.12)           --        .04
Year Ended 7/31:
2008                                            14.92          .95         (.56)           (.23)         (.02)       .14
2007                                            15.06          .96         (.08)           (.25)         (.01)       .62
2006                                            15.57          .95         (.45)           (.22)           --        .28
2005                                            14.93          .95          .69            (.11)           --       1.53
2004                                            14.48          .96          .51            (.06)         (.01)      1.40
========================================================================================================================

                                                     LESS DISTRIBUTIONS
                                           -------------------------------------
                                                  NET                                  OFFERING
                                           INVESTMENT      CAPITAL                    COSTS AND        ENDING
                                            INCOME TO     GAINS TO                    PREFERRED        COMMON
                                               COMMON       COMMON                        SHARE         SHARE     ENDING
                                               SHARE-       SHARE-                 UNDERWRITING     NET ASSET     MARKET
                                              HOLDERS      HOLDERS         TOTAL      DISCOUNTS         VALUE      VALUE
------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    $     (.34)    $     --      $   (.34)     $      --     $   14.00   $  12.83
2009(b)                                          (.38)          --          (.38)            --         13.06      11.58
Year Ended 7/31:
2008                                             (.64)        (.06)         (.70)            --         13.87      12.37
2007                                             (.69)        (.04)         (.73)            --         14.64      13.80
2006                                             (.80)        (.05)         (.85)            --         14.81      14.70
2005                                             (.90)        (.02)         (.92)            --         15.37      15.48
2004                                             (.92)          --          (.92)            --         14.85      14.70
OHIO DIVIDEND ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                          (.37)          --          (.37)            --         14.87      13.72
2009(b)                                          (.40)          --          (.40)            --         13.97      11.95
Year Ended 7/31:
2008                                             (.67)        (.06)         (.73)            --         14.33      12.91
2007                                             (.72)        (.04)         (.76)            --         14.92      14.35
2006                                             (.79)          --          (.79)            --         15.06      14.75
2005                                             (.87)        (.02)         (.89)            --         15.57      15.90
2004                                             (.88)        (.07)         (.95)            --         14.93      14.30
========================================================================================================================

                                            PREFERRED SHARES AT END OF PERIOD
                                         ---------------------------------------
                                            AGGREGATE    LIQUIDATION
                                               AMOUNT     AND MARKET       ASSET
                                          OUTSTANDING          VALUE    COVERAGE
                                                 (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       $23,100        $25,000     $72,308
2009(b)                                        23,100         25,000      69,107
Year Ended 7/31:
2008                                           24,000         25,000      70,090
2007                                           24,000         25,000      72,598
2006                                           24,000         25,000      73,169
2005                                           24,000         25,000      74,935
2004                                           24,000         25,000      73,196
OHIO DIVIDEND ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                        16,500         25,000      73,591
2009(b)                                        16,500         25,000      70,647
Year Ended 7/31:
2008                                           16,500         25,000      71,881
2007                                           16,500         25,000      73,778
2006                                           16,500         25,000      74,252
2005                                           16,500         25,000      75,918
2004                                           16,500         25,000      73,800
================================================================================

84 Nuveen Investments

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                  -------------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS
                                                                                       APPLICABLE TO COMMON SHARES
                                               TOTAL RETURNS                           BEFORE CREDIT/REIMBURSEMENT
                                           --------------------                 -----------------------------------------------
                                                          BASED        ENDING
                                                             ON           NET
                                             BASED       COMMON        ASSETS
                                                ON    SHARE NET    APPLICABLE     EXPENSES        EXPENSES              NET
                                            MARKET        ASSET     TO COMMON    INCLUDING       EXCLUDING       INVESTMENT
                                             VALUE*       VALUE*  SHARES (000)    INTEREST++(A)   INTEREST++(A)      INCOME++
-------------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                     13.95%         9.94%   $   43,712         1.31%***        1.31%***         6.58%***
2009(b)                                     (3.09)        (3.01)       40,755         1.46***         1.42***          6.91***
Year Ended 7/31:
2008                                        (5.46)         (.51)       43,286         1.46            1.30             6.10
2007                                        (1.26)         3.80        45,694         1.41            1.31             5.76
2006                                          .35          1.96        46,242         1.27            1.27             5.71
2005                                        11.63          9.90        47,937         1.23            1.23             5.71
2004                                         9.60         10.33        46,268         1.25            1.25             6.13
OHIO DIVIDEND ADVANTAGE 3 (NVJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                     18.07          9.23        32,070         1.33***         1.33***          6.58***
2009(b)                                     (4.29)          .36        30,127         1.46***         1.42***          6.63***
Year Ended 7/31:
2008                                        (5.13)          .95        30,941         1.47            1.32             6.05
2007                                         2.32          4.06        32,194         1.41            1.31             5.85
2006                                        (2.33)         1.87        32,506         1.28            1.28             5.76
2005                                        17.60         10.40        33,606         1.27            1.27             5.68
2004                                         5.86          9.72        32,208         1.28            1.28             5.87
===============================================================================================================================
                                                        RATIOS/SUPPLEMENTAL DATA
                                      --------------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                               AFTER CREDIT/REIMBURSEMENT**
                                       -----------------------------------------------
                                          EXPENSES         EXPENSES              NET    PORTFOLIO
                                         INCLUDING        EXCLUDING       INVESTMENT     TURNOVER
                                       INTEREST++(a)       INTEREST++(a)      INCOME++       RATE
----------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
----------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       1.07%***         1.07%***         6.81%***        2%
2009(b)                                       1.19***          1.15***          7.18***         5
Year Ended 7/31:
2008                                          1.12              .96             6.43           16
2007                                          1.00              .90             6.17           14
2006                                           .78              .78             6.19            8
2005                                           .77              .77             6.17           14
2004                                           .79              .79             6.60           15
OHIO DIVIDEND ADVANTAGE 3 (NVJ)
----------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       1.09***          1.09***          6.82***         6
2009(b)                                       1.14***          1.11***          6.94***         9
Year Ended 7/31:
2008                                          1.10              .95             6.43           19
2007                                           .96              .86             6.30           19
2006                                           .81              .81             6.23            2
2005                                           .81              .81             6.14            3
2004                                           .81              .81             6.34            8
==========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

86 Nuveen Investments
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a

                                                          Nuveen Investments  87
variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

88 Nuveen Investments
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

     1.    Fees and Expenses

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

     The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

     Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.    Comparisons with the Fees of Other Clients

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited

                                                          Nuveen Investments  89
     to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.    Profitability of Nuveen

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

     Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

90 Nuveen Investments

     In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

                                                           Nuveen Investments 91

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

92 Nuveen Investments

Reinvest Automatically Easily and Conveniently

      NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

      NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

      Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

      By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

      It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

      EASY AND CONVENIENT

      To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

      HOW SHARES ARE PURCHASED

      The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

                                                           Nuveen Investments 93
      per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

      FLEXIBLE

      You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

      You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

      The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

      CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

      For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

94 Nuveen Investments

Glossary of Terms Used in this Report

      o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

      o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

      o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

      o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                           Nuveen Investments 95

      o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

      o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

      o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

      o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

      o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

96 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

              COMMON SHARES           PREFERRED SHARES
FUND            REPURCHASED                   REDEEMED
NUM                  76,200                        143
NMP                  42,300                         92
NZW                     900                         26
NUO                      --                         --
NXI                      --                         --
NBJ                      --                         --
NVJ                      --                         --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 97

Nuveen Investments: Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

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Nuveen Investments, LLC                                  It's not what you earn
333 West Wacker Drive                                      it's what you keep(R)
Chicago, IL 60606
www.nuveen.com

                                                                     ESA-C 0809D


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ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: November 6, 2009
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 6, 2009
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By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 6, 2009
    -------------------------------------------------------------------